Exhibit 10.4

EXECUTION VERSION

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SECOND AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 22, 2016 (the “Second Amendment Effective Date”), and is entered into by and among BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”), BLACKLINE INTERMEDIATE, INC. (formerly known as SLS BREEZE INTERMEDIATE HOLDINGS, INC.), a Delaware corporation (“Holdings”), the Lenders party hereto and OBSIDIAN AGENCY SERVICES, INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, the financial institutions and other entities from time to time party thereto as lenders (the “Lenders”) the Administrative Agent and Collateral Agent are parties to that certain Credit Agreement dated as of September 25, 2013 (as amended by that certain Amendment and Waiver dated as of September 1, 2015, the “Existing Credit Agreement” and, as amended hereby in the form attached hereto as Exhibit A and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders (i) establish a revolving credit facility and provide revolving commitments under the Credit Agreement in an aggregate principal amount equal to $5,000,000 and (ii) extend additional term loans to the Borrower under the Credit Agreement pursuant to Section 2.01(b) thereof in an aggregate principal amount equal to $5,000,000;

WHEREAS, the Borrower has requested that the Required Lenders waive any Default or Event of Default related to the acquisition or formation of certain Wholly Owned Subsidiaries and the delivery of the Certificated Pledged Stock of such entities (to the extent arising or in effect prior to giving effect to this Amendment) as set forth more fully in this Amendment;

WHEREAS, (i) the RL Lenders are willing to provide Revolving Loan Commitments and extend Revolving Loans to the Borrower pursuant to the terms and subject to the conditions set forth in the Credit Agreement, (ii) the 2016 Term Loan Lenders are willing to provide 2016 Term Loan Commitments and extend 2016 Term Loans to the Borrower pursuant to the terms and subject to the conditions set forth in the Credit Agreement and (iii) the Required Lenders are willing to waive such Defaults or Events of Defaults as set forth herein; and

WHEREAS, in connection with the foregoing, the Administrative Agent, the Collateral Agent, the Borrower, Holdings, the RL Lenders and the Required Lenders party hereto have agreed to amend the Existing Credit Agreement as set forth herein and the Required Lenders have agreed to waive such Defaults or Events of Defaults as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

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1. Amendments to Credit Agreement; Certain Related Matters. In reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below and subject to the conditions precedent to effectiveness set forth in Section 5 below, the parties hereto hereby agree that:

(a) the Existing Credit Agreement is hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto;

(b) upon the Second Amendment Effective Date, all loans made under the Existing Credit Agreement that are outstanding immediately prior to the Second Amendment Effective Date shall be “Initial Term Loans” under the Credit Agreement;

(c) all references to the terms “Intercreditor Agreement”, “Revolving Agent”, “Revolving Loan Agreement”, “Revolving Loan Documents” and “Revolving Loan Lenders”, and provisions specifically related to the foregoing terms in any Loan Document, shall be deemed to have no force and effect;

(d) the definition of “Excluded Assets” in the Guarantee and Collateral Agreement is hereby amended by replacing clause (a) thereof with the following: “(a) property subject to a purchase money security interest or Capital Lease Obligations permitted under the Credit Agreement or cash collateral subject to Liens permitted under Section 6.02(xiv) of the Credit Agreement,”;

(e) Schedule 2.01 of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit B;

(f) Exhibit A to the Existing Credit Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit C;

(g) The Exhibits to the Existing Credit Agreement are hereby supplemented by inserting, in their proper alphanumeric order, (i) “Exhibit A-1 Form of Notice of Revolver Borrowing” attached hereto as Exhibit D and (ii) “Exhibit B-1 Form of Revolving Note” attached hereto as Exhibit E;

(h) Exhibit B to the Existing Credit Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit F;

(i) Exhibit D to the Existing Credit Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit G;

(j) Exhibit G to the Existing Credit Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit H;

(k) Schedule 3.07(a) of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit I;

(l) Schedule 3.08 of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit J;

(m) Schedule 3.19(a) of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit K;

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(n) Schedule 3.19(b) of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit L;

(o) Schedule 3.26 of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit M;

(p) Schedule 3.28(a) of the Existing Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit N;

(q) Schedule II to the Guarantee and Collateral Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit O; and

(r) Schedule III to the Guarantee and Collateral Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit P.

2. Waiver. Effective as of March 26, 2014, in reliance upon the representations and warranties of Holdings and the Borrower set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, the Administrative Agent, the Collateral Agent and the Lenders hereby waive any Default or Event of Default that has occurred and is continuing solely to the extent such Default or Event of Default is related to the failure of the Borrower to promptly (and in any event within five (5) Business Days of its issuance) deliver or cause to be delivered to the Collateral Agent (a) the Certificated Pledged Stock of BlackLine Systems, Ltd. (British Columbia, Canada) as required under Section 3.02(a) of the Guarantee and Collateral Agreement and (b) the corresponding undated stock power duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request as required under Section 3.02(b) of the Guarantee and Collateral Agreement. This is a limited waiver and shall not be deemed to constitute a waiver of any other Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents or any other requirements of any provision of the Credit Agreement or any other Loan Documents.

3. Credit Agreement and Other Loan Documents in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and hereby are ratified and confirmed as so amended. This Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to the Administrative Agent, the Collateral Agent and the Lenders whether under the Credit Agreement, the other Loan Documents or otherwise, and shall not be construed or deemed to be a satisfaction, novation or release of the Obligations, Credit Agreement or other Loan Documents, but shall constitute amendments thereto. Without limiting the foregoing, each of Holdings and the Borrower (i) reaffirms and ratifies all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) to the extent Holdings or the Borrower, as the case may be, prior to the date hereof, granted liens on and security interests in any of its property (other than Excluded Assets (as defined in the Guarantee and Collateral Agreement)) pursuant to any Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations.

4. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders on the Second Amendment Effective Date that:

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(a) the execution, delivery and performance of this Amendment by Holdings and the Borrower has been duly authorized by all requisite corporate or other entity and, if required, stockholder action of Holdings and the Borrower (as applicable);

(b) immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing or would immediately result from the consummation of the transactions contemplated hereby;

(c) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents, are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date); provided that, if a representation and warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this Section 3(c);

(d) no injunction or other restraining order has been issued or will be issued in connection with entering into the Amendment and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the transactions contemplated hereby; and

(e) this Amendment, the Existing Credit Agreement (except as specifically amended hereby) and all other Loan Documents to which the Loan Parties are a party thereto are and remain legal, valid, binding and enforceable obligations of such Loan Parties in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5. Conditions Precedent to Effectiveness. The effectiveness of this Amendment and the obligations of the Administrative Agent, the Collateral Agent, the RL Lenders, the 2016 Term Loan Lenders and the Required Lenders to enter into this Amendment are subject to the satisfaction or waiver of the following conditions on or prior to the Second Amendment Effective Date:

(a) the Administrative Agent shall have received an executed original (or photocopy with the original to follow after the Second Amendment Effective Date) of (i) the Amendment, (ii) a solvency certificate from a Financial Officer of Holdings or the Borrower, substantially in the form of Exhibit H hereto, (iii) a patent security agreement substantially in the form of Exhibit D to the Guarantee and Collateral Agreement, (iv) the Revolving Note(s) and (v) the Term Note(s) evidencing the 2016 Term Loans;

(b) The Administrative Agent shall have received the following from or with respect to Holdings and the Borrower:

(i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, certified as of a recent date by either the Secretary of State of the state of its organization or such Governmental Authority, and, to the extent readily available with respect to franchise Taxes, a certificate certifying that such Loan Party has paid all franchise Taxes due and payable on or prior to the date of such certificate and such Loan Party is duly organized and in good standing under the laws of such jurisdiction;

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(ii) a certificate of the Secretary, Assistant Secretary or other Responsible Officer of each Loan Party dated the Second Amendment Effective Date and certifying (A) that attached thereto are true and complete copies of the Organizational Documents of such Loan Party as in effect on the Second Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents and, in the case of the Borrower, the borrowing of the 2016 Term Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter or articles or certificate of incorporation or organization of such Loan Party have not been amended since the date thereof, and (D) as to the incumbency and specimen signature of each officer executing any Loan Documents or any other document delivered in connection herewith on behalf of such Loan Party; and

(iii) a certification of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(c) prior to the making of the 2016 Term Loans, the Administrative Agent shall have received a Notice of Borrowing, substantially in the form of Exhibit C hereto;

(d) the Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, a favorable written opinion of Kirkland & Ellis LLP, counsel for the Loan Parties (A) dated the Second Amendment Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent and the Lenders, and (C) covering such other matters relating to the Amendment and the Loan Documents as the Administrative Agent shall reasonably request and that are customary to cover in transactions of this type, and the Borrower hereby requests such counsel to deliver such opinions;

(e) (i) the representations and warranties in Section 3 hereof shall be true and correct in all material respects on and as of the Second Amendment Effective Date, (ii) the Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Amendment provides shall be performed or satisfied by it on or before the Second Amendment Effective Date except as otherwise disclosed to and agreed to in writing by the Administrative Agent or that are otherwise waived, and (iii) the Borrower shall have delivered to the Administrative Agent an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the accuracy of clause (c)(i); and

(f) the Borrower shall have paid to the Administrative Agent for the ratable distribution to (i) each RL Lender providing a Total Revolving Loan Commitment available on the Second Amendment Effective Date, an upfront fee on the Second Amendment Effective Date equal to 0.50% of the Total Revolving Loan Commitment, (ii) each 2016 Term Loan Lender, the Yield Enhancement Fee pursuant to Section 2.05(b) of the Credit Agreement and (iii) such other amounts due and payable on or prior to the Second Amendment Effective Date that are required to be paid under the Loan Documents, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document. Once paid, none of the fees shall be refundable under any circumstance or subject to any right of setoff counterclaim or any similar right (each of which is hereby waived by Holdings and the Borrower).

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6. Post-Closing Obligations. Each of the Administrative Agent, the Collateral Agent, the RL Lenders, the 2016 Term Loan Lenders and the Required Lenders agrees that, in addition to all other terms, conditions and provisions set forth in this Amendment and the other Loan Documents, including those conditions set forth in Section 5, Holdings and the Borrower shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (or such later date as agreed to by the Administrative Agent in its reasonable discretion), it being understood that (i) the failure by Holdings and/or the Borrower to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an immediate Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Amendment or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Second Amendment Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 6:

(a) Deliver to the Collateral Agent a Control Agreement in order to perfect Liens by “control” (within the meaning of the UCC) in respect of the Deposit Accounts (Account Nos. XXXXX### and XXXXX###) listed on Exhibit M hereto in form and substance reasonably satisfactory to the Collateral Agent no later than thirty (30) days after the Second Amendment Effective Date (or such later date as the Administrative Agent may agree to in its sole and reasonable discretion); and

(b) Deliver to the Collateral Agent the original certificated Pledged Stock of BlackLine Systems, Ltd. (British Columbia, Canada) and the corresponding undated stock power duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent no later than five (5) Business Days after the Second Amendment Effective Date (or such later date as the Administrative Agent may agree to in its sole and reasonable discretion).

7. Taxes. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

8. Miscellaneous.

(a) Incorporation of Loan Agreement Provisions. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Sections 9.07 (Applicable Law), 9.10 (Entire Agreement), 9.11 (Waiver of Jury Trial), 9.12 (Severability), 9.13 (Counterparts), 9.14 (Headings), 9.15 (Jurisdiction; Consent to Service of Process) and 9.16 (Confidentiality) of the Credit Agreement are expressly incorporated herein by reference, mutatis mutandis.

(b) Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

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(c) Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

BLACKLINE SYSTEMS, INC.,
as the Borrower

By: /s/ Mark Partin
Name: Mark Partin
Title: Chief Financial Officer and Treasurer

BLACKLINE INTERMEDIATE, INC., as Holdings

By: /s/ Mark Partin
Name: Mark Partin
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment]

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OBSIDIAN AGENCY SERVICES, INC.,
as Administrative Agent and Collateral Agent

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Vice President

[Signature Page to Amendment]

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TENNENBAUM OPPORTUNITIES FUND
VI, LLC, as an Initial Term Loan Lender on behalf of the above entity:
as Administrative Agent and Collateral Agent

By: TENNENBAUM CAPITAL PARTNERS, LLC,

Its: Investment Manager

By: /s/ Philip Tseng
Name: Philip Tseng
Title: Managing Partner

SPECIAL VALUE CONTINUATION PARTNERS, LP,
TENNENBAUM SENIOR LOAN FUND II, LP, and
TENNENBAUM SENIOR LOAN FUND IV-B, LP, each as an Initial Term Loan Lender, a RL Lender and a 2016 Term Loan Lender on behalf of each of the above entities:

By: TENNENBAUM CAPITAL PARTNERS, LLC,

Its: Investment Manager

By: /s/ Philip Tseng
Name: Philip Tseng
Title: Managing Partner

TENNENBAUM SENIOR LOAN OPERATING III, LLC, as an Initial Term Loan Lender and a RL Lender on behalf of the above entity:

By: TENNENBAUM CAPITAL PARTNERS, LLC,

Its: Investment Manager

By: /s/ Philip Tseng
Name: Philip Tseng
Title: Managing Partner

[Signature Page to Amendment]

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TENNENBAUM SENIOR LOAN FUNDING III, LLC, as a 2016 Term Loan Lender on behalf of the above entity:

By: TENNENBAUM CAPITAL PARTNERS, LLC,

Its: Investment Manager

By: /s/ Philip Tseng
Name: Philip Tseng
Title: Managing Partner

[Signature Page to Amendment]

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EXHIBIT A

Form of Amended Credit Agreement

[To be attached]

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Exhibit A

EXECUTION VERSION

CREDIT AGREEMENT

dated as of

September 25, 2013,

among

BLACKLINE SYSTEMS, INC.,

SLS BREEZE INTERMEDIATE HOLDINGS, INC.

THE LENDERS PARTY HERETO

and

OBSIDIAN AGENCY SERVICES, INC.,

as Administrative Agent and Collateral Agent

[REFLECTING AMENDMENTS TO BE MADE PURSUANT TO THAT CERTAIN SECOND AMENDMENT TO CREDIT AGREEMENT TO WHICH THIS EXHIBIT A IS ATTACHED]

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ARTICLE I DEFINITIONS		1

SECTION 1.01.	Defined Terms.	1
SECTION 1.02.	Terms Generally	~~24~~28
SECTION 1.03.	Independence of Covenants	29
SECTION 1.04.	Deliveries	29
SECTION 1.05.	Construction	29
SECTION 1.06.	Certain Pro Forma Calculations.	~~25~~29
SECTION 1.07.	Certain Increased Amounts	~~25~~30

ARTICLE II THE CREDITS		30

SECTION 2.01.	Commitments	30
SECTION 2.02.	Loans; Notice of Borrowing.	~~26~~31
SECTION 2.03.	Disbursement of Funds.	~~26~~32
SECTION 2.04.	Evidence of Debt; Repayment of Loans.	~~27~~33
SECTION 2.05.	Fees.	~~28~~33
SECTION 2.06.	Interest on Loans.	~~28~~34
SECTION 2.07.	Default Interest	~~29~~35
SECTION 2.08.	Termination of Commitments	~~29~~35
SECTION 2.09.	Repayment of Loans.	~~29~~36
SECTION 2.10.	Optional Prepayment.	~~30~~36
SECTION 2.11.	Mandatory Prepayments.	~~31~~37
SECTION 2.12.	Reserve Requirements; Change in Circumstances.	~~33~~41
SECTION 2.13.	Indemnity	~~34~~42
SECTION 2.14.	Pro Rata Treatment	~~34~~42
SECTION 2.15.	Ratable Sharing	~~34~~43
SECTION 2.16.	Payments.	~~35~~43
SECTION 2.17.	Taxes.	~~35~~43
SECTION 2.18.	Assignment of Loans Under Certain Circumstances; Duty to Mitigate.	~~38~~47
SECTION 2.19.	Voluntary Termination of Unutilized Revolving Loan Commitments	48
SECTION 2.20.	Obsidian Agency Services as Administrative Agent	~~39~~48
~~SECTION 2.20.~~	~~Tax Treatment~~	~~40~~
SECTION 2.21.	~~AHYDO~~	~~40~~Tax Treatment 48
SECTION 2.22.	AHYDO	49
SECTION 2.23.	Incremental Facility	~~40~~49

ARTICLE III REPRESENTATIONS AND WARRANTIES		~~43~~51

SECTION 3.01.	Organization; Powers	~~43~~51
SECTION 3.02.	Authorization	~~43~~52
SECTION 3.03.	Enforceability	~~43~~52
SECTION 3.04.	Governmental Approvals; Third Party Approvals	~~43~~52
SECTION 3.05.	Financial Statements.	~~44~~52
SECTION 3.06.	Title to Properties; Possession Under Leases.	~~44~~53
SECTION 3.07.	Subsidiaries; Ownership Interests.	~~45~~53
SECTION 3.08.	Litigation; Compliance with Laws.	~~45~~54
SECTION 3.09.	Agreements	~~45~~54
SECTION 3.10.	Federal Reserve Regulations.	~~46~~54
SECTION 3.11.	Government Regulation	~~46~~54

i

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(continued)

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SECTION 3.12.	Use of Proceeds	~~46~~54
SECTION 3.13.	Tax Returns	~~46~~55
SECTION 3.14.	No Material Misstatements	~~46~~55
SECTION 3.15.	Employee Benefit Plans.	~~46~~55
SECTION 3.16.	Environmental Matters	~~47~~55
SECTION 3.17.	Insurance	~~47~~56
SECTION 3.18.	Security Documents.	~~47~~56
SECTION 3.19.	Location of Real Property and Leased Premises.	~~48~~57
SECTION 3.20.	Labor Matters	~~48~~57
SECTION 3.21.	Solvency	~~48~~57
SECTION 3.22.	No Material Adverse Effect	~~49~~57
SECTION 3.23.	Sanctioned Persons	~~49~~58
SECTION 3.24.	Financial Advisors	~~49~~58
SECTION 3.25.	Foreign Assets Control Regulations, Etc.	~~49~~58
SECTION 3.26.	Deposit Accounts; Securities Accounts	~~50~~58
SECTION 3.27.	Indebtedness	~~50~~59
SECTION 3.28.	Intellectual Property; Copyright Matters.	~~50~~59
SECTION 3.29.	Activities of Holdings	~~51~~59

ARTICLE IV CONDITIONS OF LENDING		~~51~~60

SECTION 4.01.	Conditions Precedent to Closing.	~~51~~60
SECTION 4.02.	~~Post Closing Obligations~~	~~55~~Conditions Precedent to All Loans 57

ARTICLE V AFFIRMATIVE COVENANTS		~~55~~65

SECTION 5.01.	Existence; Compliance with Laws; Businesses and Properties.	~~56~~65
SECTION 5.02.	Insurance.	~~56~~65
SECTION 5.03.	Obligations and Taxes	~~57~~66
SECTION 5.04.	Financial Statements, Reports, etc	~~57~~66
SECTION 5.05.	Litigation and Other Notices.	~~58~~68
SECTION 5.06.	Information Regarding Collateral	~~59~~68
SECTION 5.07.	Maintaining Records; Access to Properties and Inspections	~~59~~69
SECTION 5.08.	Use of Proceeds	~~60~~69
SECTION 5.09.	Employee Benefits.	~~60~~69
SECTION 5.10.	Compliance with Environmental Laws	~~60~~70
SECTION 5.11.	Preparation of Environmental Reports	~~60~~70
SECTION 5.12.	Further Assurances.	~~60~~70

ARTICLE VI NEGATIVE COVENANTS		~~62~~71

SECTION 6.01.	Indebtedness	~~62~~72
SECTION 6.02.	Liens	~~65~~75
SECTION 6.03.	Sale and Lease-Back Transactions	~~68~~77
SECTION 6.04.	Investments	~~68~~78
SECTION 6.05.	Consolidations, Dispositions of Assets and Acquisitions	~~71~~81
SECTION 6.06.	Restricted Payments; Restrictive Agreements.	~~73~~82
SECTION 6.07.	Transactions with Affiliates	~~74~~84
SECTION 6.08.	Business of Holdings, Borrower and Subsidiaries.	~~75~~85

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(continued)

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SECTION 6.09.	Other Indebtedness and Agreements, etc.	~~75~~85
SECTION 6.10.	Maximum Consolidated Leverage Ratio	~~76~~86
SECTION 6.11.	Fiscal Year	~~76~~86
SECTION 6.12.	Amendments or Waivers of Documents Relating to Subordinated Indebtedness, Certain Documents and Equity Interests.	~~77~~86
SECTION 6.13.	Conduct of Business by Holdings	~~77~~87

ARTICLE VII EVENTS OF DEFAULT		~~77~~87

SECTION 7.01.	Events of Default	~~77~~87
SECTION 7.02.	Right to Cure.	~~80~~91

ARTICLE VIII THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT		~~81~~92

ARTICLE IX MISCELLANEOUS		~~85~~95

SECTION 9.01.	Notices	~~85~~95
SECTION 9.02.	Survival of Agreement	~~85~~95
SECTION 9.03.	Binding Effect	~~86~~96
SECTION 9.04.	Successors and Assigns.	~~86~~96
SECTION 9.05.	Expenses; Indemnity.	~~89~~99
SECTION 9.06.	Right of Setoff	~~91~~101
SECTION 9.07.	Applicable Law	~~91~~101
SECTION 9.08.	Waivers; Amendment.	~~91~~101
SECTION 9.09.	Interest Rate Limitation	~~92~~102
SECTION 9.10.	Entire Agreement	~~92~~102
SECTION 9.11.	WAIVER OF JURY TRIAL	~~92~~103
SECTION 9.12.	Severability	~~93~~103
SECTION 9.13.	Counterparts	~~93~~103
SECTION 9.14.	Headings	~~93~~103
SECTION 9.15.	Jurisdiction; Consent to Service of Process.	~~93~~103
SECTION 9.16.	Confidentiality	~~93~~104
SECTION 9.17.	USA PATRIOT Act Notice	~~94~~105

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SCHEDULES

Schedule 1.01(a)	-	Subsidiary Guarantors
Schedule 1.01(c)	-	Existing Debt to Be Repaid
Schedule 2.01	-	Lenders and Commitments
Schedule 3.07(a)	-	Subsidiaries
Schedule 3.07(c)	-	Stock Appreciation Rights, Phantom Stock Plans or Similar Plans
Schedule 3.08	-	Litigation
Schedule 3.17	-	Insurance
Schedule 3.18(a)	-	UCC Filing Offices
Schedule 3.19(a)	-	Owned Real Property
Schedule 3.19(b)	-	Leased Real Property
Schedule 3.24	-	Financial Advisors
Schedule 3.26	-	Deposit Accounts and Securities Accounts
Schedule 3.28(a)	-	Intellectual Property
Schedule 6.01	-	Existing Indebtedness
Schedule 6.02	-	Existing Liens
Schedule 6.04	-	Existing Investments
Schedule 6.07	-	Transactions with Affiliates

EXHIBITS

Exhibit A	-	Form of Notice of Borrowing
Exhibit A-1	-	Form of Notice of Revolver Borrowing
Exhibit B	-	Form of Term Note
Exhibit B-1	-	Form of Revolving Note
Exhibit C	-	Form of Administrative Questionnaire
Exhibit D	-	Form of Assignment and Acceptance
Exhibit E	-	Form of Guarantee and Collateral Agreement
Exhibit F	-	Capitalization Table
Exhibit G	-	Form of Solvency Certificate
Exhibit H		Form of Warrant Agreement
Exhibit I		Form of Warrant

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CREDIT AGREEMENT

This CREDIT AGREEMENT (this “Agreement”) is dated as of September 25, 2013 and entered into by and among BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”), SLS BREEZE INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I), and OBSIDIAN AGENCY SERVICES, INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

PRELIMINARY STATEMENT

Holdings and the Borrower desire that the Lenders extend ~~a term loan~~certain credit facilities to the Borrower to refinance certain existing indebtedness, to pay certain transaction expenses and for working capital and other general corporate purposes of the Borrower and its Subsidiaries, including, to the extent permitted hereby, to make capital expenditures, acquisitions, investments and distributions from time to time.

The Lenders have agreed to extend such ~~term loan~~credit facilities to the Borrower.

The Borrower desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien (subject to Liens permitted by Section 6.02) on substantially all of its assets, as and to the extent provided herein and in the other Loan Documents.

Holdings and all of the Domestic Subsidiaries of the Borrower (subject to exceptions set forth herein and the other Loan Documents) have agreed to guarantee the Obligations hereunder and under the other Loan Documents and to secure their guaranties by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien (subject to Liens permitted by Section 6.02) on substantially all of their respective assets, as and to the extent provided herein and in the other Loan Documents.

The Lenders are willing to extend such ~~term loan~~credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms.

As used in this Agreement, the following terms shall have the meanings specified below:

“2016 Term Loans” shall mean the term loans made by the 2016 Term Loan Lenders to the Borrower pursuant to Section 2.01(b), together with PIK Interest, if any.

“2016 Term Loan Commitment” shall mean, for each 2016 Term Loan Lender, the amount set forth opposite such 2016 Term Loan Lender’s name in Schedule 2.01 directly below the column entitled “2016 Commitment”, as same may be adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 2.18 or Section 9.04(b). The aggregate amount of the 2016 Term Loan Lenders’ 2016 Term Loan Commitment on the Second Amendment Effective Date is $5,000,000.

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“2016 Term Loan Lender” shall mean each Lender with a 2016 Commitment or with outstanding 2016 Term Loans.

“Acceptance Notice” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Acquired Entity” shall have the meaning assigned to such term in Section 6.04(vii).

“Acquisition” shall mean the acquisition of the Borrower by Holdings pursuant to the Acquisition Agreement.

“Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of August 9, 2013, by and among SLS Breeze Holdings, Inc., SLS Breeze Intermediate Holdings, Inc., SLS Breeze Merger Sub, Inc. and Blackline Systems, Inc.

“Administrative Agent” shall have the meaning assigned to such term in the Preamble.

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit C, or such other form as may be supplied from time to time by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, that, for purposes of Section 6.07, the term “Affiliate” shall also include any Person that directly or indirectly owns 10% or more of any class of Equity Interests of the Person specified or that is an officer or director of the Person specified.

“Agents” shall have the meaning assigned to such term in Article VIII.

“Agreement” shall mean this Credit Agreement.

“Alternate Base Rate” means, for any day, a fluctuating rate of interest per annum equal to the highest of:

(i) the Prime Rate in effect on such day; and

(ii) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1.0% per annum.

Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. Interest calculated pursuant to clause (i) above will be determined based on a year of 365 days or 366 days, as applicable and actual days elapsed. Interest calculated pursuant to clause (ii) above will be determined based on a year of 360 days and actual days elapsed.

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“Applicable Prepayment Premium” shall ~~have the meaning assigned to such term in Section 2.10(a).~~mean:

(i) with respect to the Initial Term Loans, the prepayment premium (expressed as percentages of principal amount) set forth below, determined for the prepayment date with respect to such principal amount to the applicable prepayment date:

If Prepaid:	Percentage of the Principal

From and after the Closing Date to but not including the second anniversary of the Closing Date	3.0%

From and after the second anniversary of the Closing Date to but not including the third anniversary of the Closing Date	1.0%

From and after the third anniversary of the Closing Date	0%

(ii) with respect to the 2016 Term Loans, the prepayment premium (expressed as percentages of principal amount) set forth below, determined for the prepayment date with respect to such principal amount to the applicable prepayment date:

If Prepaid:	Percentage of the Principal

From and after the Second Amendment Effective Date to but not including the first anniversary of the Second Amendment Effective Date	2.0%

From and after the first anniversary of the Second Amendment Effective Date to but not including the second anniversary of the Second Amendment Effective Date	3.0%

From and after the second anniversary of the Second Amendment Effective Date to but not including the third anniversary of the Second Amendment Effective Date	1.0%

“Asset Sale” shall mean the sale, transfer, license or other Disposition by Holdings, the Borrower or any Subsidiary to any Person (other than the Borrower or any Subsidiary Guarantor) of (i) any of the Equity Interests of the Borrower or any of its Subsidiaries, (ii) substantially all of the assets of any division or line of business of the Borrower or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of the Borrower or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business, (b) sales, assignments, transfers or Dispositions of accounts in the ordinary

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course of business for purposes of collection, (c) non-exclusive licenses and sublicenses of Intellectual Property, in the ordinary course of business, (d) leasing and sub-leasing of property and (e) any such other assets to the extent that the aggregate value of such assets sold or otherwise Disposed of in any fiscal year of the Borrower does not exceed $500,000); provided that (y) a Casualty Event, the issuance of Equity Interests of Holdings, the issuance of Equity Interests of Borrower or any Subsidiary to Holdings or any other Loan Party or the issuance by Holdings or any of its Subsidiaries of Indebtedness shall not constitute an Asset Sale and (z) the events set forth in clauses (iv), (vi), (vii), (x), (xii), (xvi), (xvii) and (xix) of Section 6.05 shall not constitute an Asset Sale for purposes of Section 2.11(~~a~~b) or the definition of “Net Asset Sale Proceeds.”

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee and with the consent of any Person whose consent is required by Section 9.04(b), in the form of Exhibit D or such other form as shall be approved by the Administrative Agent.

“Availability Period” shall have the meaning assigned to such term in Section 2.01(c).

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall have the meaning assigned to such term in the Preamble.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York, New York or Los Angeles, California are authorized or required by law to close.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that the adoption or issuance of any accounting standards after the Closing Date will not cause any lease that was not or would not have been Capital Lease Obligations prior to such adoption or issuance to be deemed Capital Lease Obligations.

“Casualty Event” shall mean any event or occurrence described in clauses (i) and/or (ii) of the definition of “Net Insurance/Condemnation Proceeds”.

“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12, by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd–Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives issued thereunder or in connection therewith and (y) all

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requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the day enacted, adopted, issued or implemented.

“Change of Control” shall mean the occurrence of any of the following:

(i) the Permitted Holders collectively shall cease to beneficially own and Control at least 25% on a fully diluted basis of (x) the issued and outstanding Equity Interests of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Governing Body of Holdings or (y) the total economic interests (for the avoidance of doubt, which shall exclude any Indebtedness (other than Disqualified Stock)) of the Equity Interests of Holdings, in each case with such 25% being free and clear of any Liens, rights, options, warrants or similar agreements or understandings;

(ii) the direct or indirect sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and the Subsidiaries, taken as a whole, to any Person;

(iii) the occurrence of a change in the composition of the Governing Body of Holdings or the Borrower such that a majority of the members of any such Governing Body are not Continuing Directors;

(iv) (a) the failure at any time of Holdings, directly, to legally and beneficially own and Control 100% on a fully-diluted basis of the issued and outstanding Equity Interests of the Borrower free and clear of any Liens, rights, options, warrants or similar agreements or understandings other than Liens in favor of the Collateral Agent created pursuant to the Security Documents and other Liens permitted under Section 6.02 or (b) the failure at any time of Holdings to have the ability to elect all of the Governing Body of the Borrower;

(v) the occurrence of any “change of control” (or similar event, howsoever denominated) under ~~the Revolving Loan Agreement or~~ the definitive documentation governing or evidencing any Material Indebtedness of any Loan Party;

(vi) a “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than any such “person” or “group” comprised solely of Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of or Controls, directly or indirectly, a greater percentage of (a) the issued and outstanding Equity Interests of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Governing Body of Holdings or (b) the total economic interests of the Equity Interests of Holdings than that collectively beneficially owned or Controlled (whichever is applicable above) by the Permitted Holders.

As used herein, the term “beneficially own” or “beneficial ownership” shall have the meaning set forth in the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this definition, a Person shall not be deemed to have beneficial ownership of the voting Equity Interests subject to a stock purchase agreement, merger agreement or similar agreement, so long as such agreement contains a condition to the closing of the transactions contemplated thereunder that the Obligations under this Agreement and the other Loan Documents shall be paid in full and terminated prior to (or contemporaneous with) the consummation of such transactions.

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“Change of Control Prepayment Premium” shall ~~have the meaning assigned to such term in Section 2.11(d).~~mean:

(i) with respect to Initial Term Loans, the prepayment premium (expressed as percentages of principal amount) set forth below, determined for the prepayment date with respect to such principal amount (including, for the avoidance of doubt, PIK Interest that has been capitalized and added to principal) of such Initial Term Loans outstanding on the applicable prepayment date:

If Prepaid:	Percentage

From and after the Closing Date up to but not including the first anniversary of the Closing Date	2.0%

From and after the first anniversary of the Closing Date up to but not including the second anniversary of the Closing Date	1.0%

From and after the second anniversary of the Closing Date up to but not including the third anniversary of the Closing Date	0.25%

From and after the third anniversary of the Closing Date	0%

(ii) with respect to 2016 Term Loans, the prepayment premium (expressed as percentages of principal amount) set forth below, determined for the prepayment date with respect to such principal amount (including, for the avoidance of doubt, PIK Interest that has been capitalized and added to principal) of such 2016 Term Loans outstanding on the applicable prepayment date:

If Prepaid:	Percentage

From and after the Second Amendment Effective Date up to but not including the first anniversary of the Second Amendment Effective Date	2.0%

From and after the first anniversary of the Second Amendment Effective Date up to but not including the second anniversary of the Second Amendment Effective Date	1.0%

From and after the second anniversary of the Second Amendment Effective Date up to but not including the third anniversary of the Second Amendment Effective Date	0.25%

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“Charges” shall have the meaning assigned to such term in Section 9.09.

“Closing Date” shall mean the date on which the ~~initial~~Initial Term Loans ~~are~~were made~~.~~, which was September 25, 2013.

“Code” shall mean the Internal Revenue Code of 1986.

“Collateral” shall mean all the real, personal, and mixed (real and personal) property of the Loan Parties in which Liens are granted pursuant to the Security Documents, including all “Collateral” (as defined therein), and all Mortgaged Properties (for the avoidance of doubt, excluding any Excluded Assets (as defined in the Guarantee and Collateral Agreement)).

“Collateral Agent” shall have the meaning assigned to such term in the Preamble.

“Commitment” shall mean~~, with respect to each Lender, the commitment of such Lender~~ any of the commitments to make Loans hereunder ~~as set forth on Schedule 2.01,~~ or in ~~the~~any Assignment and Acceptance ~~pursuant to which such Lender assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Closing Date is $25,000,000.~~(as applicable) of any Lender (i.e., a Revolving Loan Commitment or a Term Loan Commitment).

“Commitment Fee” shall have the meaning assigned to such term in Section 2.05(a).

“Competitor” shall mean any of those Persons or entities that are competitors of the Borrower and its Subsidiaries and affiliates of any such competitors, in each case, identified by the Borrower to the Administrative Agent in writing, and as updated from time to time with prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned).

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Leverage Ratio” shall mean, on any date, the ratio of the principal amount of all outstanding Loans (including, for the avoidance of doubt, any PIK Interest that has been previously added to the principal amount of the ~~Loans~~Term Loans, but excluding, for the avoidance of doubt, any Commitments) outstanding on such date to Consolidated Revenue for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Consolidated Revenue” shall mean, for any period, the subscription and maintenance revenue of Holdings and its Subsidiaries on a consolidated basis determined in a manner consistent with GAAP, for such period.

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“Consolidated Total Assets” shall mean, as of any date, the total property and assets of Holdings and its Subsidiaries, determined in accordance with GAAP, as set forth on the consolidated balance sheet of Holdings delivered in connection with the most recent audited annual financial statements of Holdings (on a pro forma basis after giving effect to any Permitted Acquisitions or any Investments or Dispositions permitted under the Loan Documents).

“Contingent Obligation”, as applied to any Person, shall mean any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation (the “primary obligation”) of another if the purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such primary obligation of another that such primary obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such primary obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any banker’s acceptance, letter of credit or surety bond or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedging Agreements. Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the primary obligation of another, (b) the obligation to make or pay similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the primary obligation of another through any agreement (contingent or otherwise) (1) to purchase, repurchase or otherwise acquire such primary obligation or any security therefor, or to provide funds for the payment or discharge of such primary obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (2) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (1) or (2) of this sentence, the purpose or intent thereof is as described in the preceding sentence; provided, however, that “Contingent Obligation” shall not include (A) endorsements for collection or deposit in the ordinary course of business, (B) customary indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets or Equity Interests permitted under this Agreement or the other Loan Documents, (C) product warranties or other similar contingent obligations given or incurred in the ordinary course of business and (D) ordinary course performance guarantees by Holdings or any of its Subsidiaries of the obligations (other than for the payment of Indebtedness) of any other of Holdings or any of its Subsidiaries. The amount of any liability in respect of a Hedging Agreement shall be the amount determined in respect thereof as of the determination date, based on the assumption that such Hedging Agreement had terminated as of such date. In making such determination, if any agreement relating to such Hedging Agreement provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. The amount of any other Contingent Obligation shall be equal to the lesser of (y) the outstanding amount of the primary obligation so guaranteed or otherwise supported and (z) the stated maximum amount for which such Person may be liable under such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case, the amount of such Contingent Obligations shall be determined by the Borrower reasonably and in good faith.

“Continuing Directors” shall mean the directors of Holdings on the Closing Date, and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings is recommended by at least a majority of the then Continuing Directors or such other director receives the vote of the Permitted Holders in his or her election by the shareholders of Holdings or such director is appointed pursuant to any shareholder agreement or governing document by any Permitted Holder.

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“Contractual Obligation” shall mean, with respect to any Person, any agreement, instrument or other undertaking (other than a Loan Document) to which such Person is a party or by which it or any of its property is bound.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Control Agreement” shall mean an agreement, reasonably satisfactory in form and substance to the Collateral Agent and executed by the financial institution or securities intermediary at which a Deposit Account or a Securities Account, as the case may be, is maintained, pursuant to which such financial institution or securities intermediary confirms and acknowledges the Collateral Agent’s security interest in such account, and agrees that the financial institution or securities intermediary, as the case may be, will comply with instructions or entitlement orders, as applicable, originated by the Collateral Agent as to disposition of funds in such account, without further consent by the Borrower or any Subsidiary; provided that the Collateral Agent shall only deliver instructions or entitlement orders when an Event of Default has occurred and is continuing.

“Controlled Investment Affiliate” shall mean, with respect to any Person, any other Person that (a) directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such Person and (b) is organized primarily for the purpose of making equity or debt investments in one or more companies.

“Copyright Act” shall mean Title 17 of the United States Code, including the Copyright Act of 1976, and all rules and regulations issued or promulgated thereunder, all as amended and in effect from time to time.

“Credit ~~Facility~~Facilities” shall mean the ~~term~~ loan ~~facility~~facilities provided for by this Agreement.

“Cure Amount” shall have the meaning assigned to such term in Section 7.02(a).

“Cure Contribution” shall have the meaning assigned to such term in Section 7.02(a).

“Cure Date” shall have the meaning assigned to such term in Section 7.02(a).

“Cure Right” shall have the meaning assigned to such term in Section 7.02(a).

“Cure Securities” shall have the meaning assigned to such term in Section 7.02(a).

“Declined Proceeds” shall have the meaning assigned to such term in Section 2.11(~~f~~g).

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Deposit Account” shall have the meaning assigned to such term in the UCC.

“Designated Event of Default” shall mean any Event of Default of the type described in any of clauses (a), (b), (g) or (h) of Section 7.01.

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“Disposition” shall mean with respect to any property (other than cash), any sale, lease, sublease, sale and leaseback, assignment, conveyance, transfer, license or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings. For the avoidance of doubt, the terms Disposition, Dispose and Disposed of do not refer to the issuance, sale or transfer of Equity Interests by Holdings.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment (other than payments solely in the form of issuances of Qualified Capital Stock) constituting a return of capital, in each case at any time on or prior to the date that is 91 days following the Maturity Date; or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) Indebtedness securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time on or prior to the date that is 91 days following the Maturity Date, except, in the case of clause (a), if as a result of a change of control event or asset sale or other Disposition or casualty event, so long as any rights of the holders thereof to require the redemption thereof upon the occurrence of such a change of control event or asset sale or other Disposition or casualty event are subject to the prior payment in full of the Obligations (other than unasserted contingent indemnification or reimbursement obligations not yet due).

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia in each case, other than a Foreign Subsidiary Holdco.

“Eligible Assignee” shall mean (i) any Lender, any Affiliate of any Lender and any Related Fund of any Lender; and (ii) (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank or association is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) that makes or purchases loans or investments in the ordinary course of business; provided that, notwithstanding anything to the contrary in this Agreement, each of the Borrower, any Affiliate of the Borrower and any Excluded Lender shall not be an Eligible Assignee and any attempted assignment to such Persons shall be absolutely void ab initio.

“Eligible Incremental Lender” shall mean all Eligible Assignees reasonably acceptable to the Administrative Agent and the Borrower.

“Employee Benefit Plan” shall mean, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which the Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute or with respect to which Borrower could reasonably be expected to incur liability (including under Section 4409 of ERISA or on account of an ERISA Affiliate).

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments,

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directives, orders (including consent orders), and agreements in each case, relating to protection of the environment, natural resources or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is, or was within the last six preceding plan years, treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is, or was within the last six preceding plan years, treated as a single employer under Section 414 of the Code. Any trade or business that was an ERISA Affiliate under the preceding sentence during the six preceding plan years shall continue to be deemed an ERISA Affiliate hereunder solely with respect to liabilities asserted against Borrower under the Code or ERISA attributable to the period such trade or business was in fact an ERISA Affiliate under the preceding sentence.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the failure of any Plan to meet the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan, (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan or the occurrence of any event or condition which would reasonably be expected to constitute grounds under ERISA for the termination of or the appointment of a trustee to administer, any Plan, (f) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, (g) the occurrence of a non-exempt “prohibited transaction” with respect to which the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could reasonably be expected to incur a material liability, (h) the incurrence by the Borrower or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA, (i) the imposition of liability on the Borrower or any ERISA

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Affiliate pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA or (j) the imposition of a Lien on the Borrower pursuant to Section 430(k) of the Code or ERISA.

“Events of Default” shall have the meaning assigned to such term in Article VII.

“Excess Rate” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Equity” shall mean (a) in the case of Equity Interests of all existing first-tier Foreign Subsidiaries that are CFCs of any Loan Party, 35% of the voting Equity Interests of such Foreign Subsidiary, (b) in the case of Equity Interests of any Foreign Subsidiary Holdco, 35% of the voting Equity Interests of such Foreign Subsidiary HoldCo or, in the case under the foregoing clause (b) only such lesser amount to the extent the pledge of or a granting of a Lien on a greater amount of such Foreign Subsidiary Holdco’s Equity Interests could not reasonably be expected to (i) result in adverse tax consequences, (ii) result in costs to Holdings and its Subsidiaries that are disproportionately large in relation to the benefit to the Lenders, as mutually determined by the Collateral Agent and the Borrower in their reasonable discretion or (iii) be prevented or impaired by applicable law, order or regulation, (c) any Equity Interests in a joint venture or non-Wholly Owned Subsidiary (other than a non-Wholly Owned Subsidiary acquired pursuant to a Permitted Acquisition) to the extent (i) the granting, creating or perfecting a pledge, security interest or Lien on such Equity Interests is prohibited or restricted by a Contractual Obligation or (ii) the consent or approval of a Person other than an Affiliate of the Borrower is required, or (d) any Equity Interests of any Person that is not a first-tier Subsidiary of any Loan Party (except (but only) to the extent such Person is a first-tier Subsidiary of another Loan Party).

“Excluded Lender” shall mean (a) natural Persons, (b) Competitors and (c) those banks, financial institutions, institutional lenders and other Persons that have been specified to the Administrative Agent by the Borrower or the Sponsor in writing prior to the Closing Date (it being agreed and understood by the Agents and each Lender on the Closing Date that the list specifying the Persons in clause (c) of this definition shall not be delivered to (or any of its contents shared with) any Person other than the Persons that are Lenders on the Closing Date; provided that the Administrative Agent may verbally state whether a Person is an Eligible Assignee based on such list so long as the question is posed by a Lender for the sole purpose of considering assigning the Loans or selling participations hereunder to a non-Affiliated third-Person that is not otherwise excluded from being an Eligible Assignee by the other provisions in the definition of “Eligible Assignee”).

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date of which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.l8(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

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“Existing Debt Refinancing” shall mean the repayment in full of the Indebtedness set forth on Schedule 1.01(c) and the termination of commitments thereunder and the release of all guarantees and security in respect thereof.

“Fair Labor Standards Act” shall mean the Fair Labor Standards Act of 1938, as amended from time to time.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System of the United States arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Federal Power Act” shall mean the Federal Power Act of 1935, as amended from time to time.

“Fees” shall mean the Commitment Fee and the Yield Enhancement Fees.

“Financial Officer” of any Person shall mean the chief financial officer, chief executive officer, vice president of finance, principal accounting officer, treasurer, assistant treasurer or controller, or, in each case, anyone acting in such capacity or any similar capacity, of such Person.

“Foreign Lender” shall mean any Lender that is not a U.S. Person.

“Foreign Plan” shall mean any defined benefit pension plan maintained or contributed to by any Loan Party solely with respect to employees employed outside the United States.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Foreign Subsidiary Holdco” shall mean a direct or indirect Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia of the Borrower formed or acquired before, on or after the Closing Date, that has no material assets other than capital stock or other Equity Interests of CFCs.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Governing Body” shall mean the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality, regulatory body, board or commission.

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“Granting Lender” shall have the meaning assigned to such term in Section 9.04(j).

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, in the form of Exhibit E, among the Borrower, Holdings, the Subsidiary Guarantors party thereto, and the Collateral Agent for the benefit of the Secured Parties.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Holdings” shall have the meaning assigned to such term in the Preamble.

“ICC Termination Act” shall mean the ICC Termination Act of 1995, as amended from time to time.

“Immaterial Subsidiary” means Subsidiaries of the Borrower that (i) are not Loan Parties, (ii) own assets in an amount no greater than 2.5% individually and 5% in the aggregate of the Consolidated Total Assets of Holdings and its Subsidiaries (on a consolidated basis), (iii) generate revenue in an amount no greater than 2.5% individually and 5% in the aggregate of the total revenues of Holdings and its Subsidiaries (on a consolidated basis) and (iv) have previously been designated in writing by the Borrower to the Administrative Agent as “Immaterial Subsidiaries.”

“Increase Conditions” means the following conditions: (i) Consolidated Revenue for the most recently ended four fiscal quarter period for which financial statements under Section 5.04(a) or (b) have been delivered equaling or exceeding $50,000,000 and (ii) receipt by the Administrative Agent of a certificate of a Financial Officer of the Borrower setting forth in reasonable detail the calculations showing satisfaction of the foregoing condition.

“Increased Amount Date” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Incremental Commitments” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Incremental Lender” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Incremental Loan” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Incremental Loan Amendment” shall have the meaning assigned to such term in Section ~~2.22.~~2.23.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services, including any-earn out obligations

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(excluding (i) trade accounts payable and accrued obligations incurred in the ordinary course of business and not more than 180 days past due, (ii) purchase price adjustments and earn-out obligations (unless such amounts are not paid after becoming due and payable or appear (or would be required to appear pursuant to GAAP) as liabilities on the balance sheet of such Person), (iii) royalty payments made in the ordinary course of business in respect of licenses, any accruals for payroll and (iv) other non-interest bearing liabilities accrued in the ordinary course of business and deferred rent obligations), (e) all Indebtedness of others (excluding prepaid interest thereon) secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, but limited to the lower of (x) fair market value of such property as determined by such Person reasonably and in good faith and (y) the amount of Indebtedness secured by such Lien, (f) all Contingent Obligations of such Person in respect of Indebtedness of others, (g) all Capital Lease Obligations and Synthetic Lease Obligations of such Person to the extent classified as indebtedness under GAAP (for the avoidance of doubt, lease payments under any operating leases (other than Capitalized Lease Obligations recorded as capitalized leases in accordance with GAAP as in effect on the Closing Date) shall not constitute Indebtedness), (h) all obligations of such Person as an account party in respect of letters of credit, (i) all obligations of such Person in respect of bankers’ acceptances, (j) Disqualified Stock and (k) all obligations of such Person in respect of any Hedging Agreement, in each case, whether entered into for hedging or speculative purposes or otherwise; provided that (1) Indebtedness shall not include (A) accrued expenses, deferred rent, deferred revenue, deferred taxes and deferred compensation and customary obligations under employment arrangements, (B) customary payables with respect to money orders or wire transfers, and (C) obligations under operating leases and (2) the items in clauses (a) through (k) above shall constitute Indebtedness of such person solely to the extent (x) such Person is liable for such item, (y) any such item is secured by a Lien on such Person’s property but only to the extent of the lesser of the fair market value of the property subject to such Lien and the principal amount of, and interest and other amount owing in respect of, such Indebtedness or (z) any other Person has a right, contingent or otherwise, to cause such Person to become liable for any part of any such item or to grant such a Lien. The amount of any Indebtedness of any Person in respect of a Hedging Agreement shall be the amount determined in respect thereof as of the determination date, based on the assumption that such Hedging Agreement had terminated as of such date. In making such determination, if any agreement relating to such Hedging Agreement provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, but only to the extent such Person is obligated therefor by contract or operation of applicable law.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 9.16.

“Initial Term Loans” shall mean the term loans made by the Initial Term Loan Lenders to the Borrower pursuant to Section 2.01(a), together with PIK Interest, if any. The outstanding aggregate principal amount of the Initial Term Loans as of the Second Amendment Effective Date equals $29,648,388.82 as set forth on Schedule 2.01.

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“Initial Term Loan Commitment” with respect to each Initial Term Loan Lender, the commitment of such Initial Term Loan Lender to make Initial Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Initial Term Loan Lender assumed its Initial Term Loan Commitment, as applicable. The Initial Term Loan Lenders’ remaining Initial Term Loan Commitments as of the Second Amendment Effective Date equals $0 as set forth on Schedule 2.01.

“Initial Term Loan Lender” shall mean each Lender with an Initial Term Loan Commitment or with outstanding Initial Term Loans.

“Insolvency Proceeding” shall mean (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, formal or informal moratorium, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case, undertaken under United States federal or state or non-United States legal requirements, including the Bankruptcy Code.

“Intellectual Property” shall mean all present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations therefor throughout the world; works of authorship, copyrightable works, copyright registrations and copyright applications; and all tangible and intangible property embodied therein, unpatented inventions (whether or not patentable); patents and patent applications; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

~~“Intercreditor Agreement” shall mean an intercreditor agreement between the Collateral Agent and lenders under the Revolving Loan Agreement (or the Revolving Agent on behalf of such lenders) in form and substance reasonably acceptable to the Collateral Agent.~~

“Interest Payment Date” shall mean December 31, 2013 and the last day of each calendar quarter thereafter, provided if any such day is not a Business Day, such Interest Payment Date shall be extended to the next succeeding Business Day and interest shall accrue for each day of such extension.

“Interstate Commerce Act” shall mean the Interstate Commerce Act of 1887, as amended from time to time.

“Investment” shall mean (i) any direct or indirect purchase or other acquisition by Holdings, the Borrower or any of its Subsidiaries of, or of a beneficial interest in, any stocks, bonds, notes, debentures or other obligations or securities of any other Person; (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by Holdings, the Borrower or any Subsidiary of the Borrower from any Person, of any Equity Interests of such Person; and (iii) any direct or indirect loan, advance (other than loans or advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contributions by

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Holdings, the Borrower or any of its Subsidiaries to any other Person. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto (other than replacement or repair costs in connection with Casualty Events), without any adjustments for increases or decreases in value, or write ups, write downs or write offs with respect to such Investment and after giving effect to any return of capital, repayment or dividends or distributions in respect thereof received in cash with respect to such Investment and less all liabilities expressly assumed by another person in connection with the sale or other disposition of such Investment.

“Investment Company Act of 1940” shall mean the Investment Company Act of 1940, as amended from time to time.

“IRS” shall mean the United States Internal Revenue Service.

“Lenders” shall mean (a) the Persons listed on Schedule 2.01 (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance, in each case, in accordance and in compliance with Section 9.04 (including, without limitation, any consents required thereby); provided, however, that no Excluded Lender shall be a Lender.

“Libor Rate” shall mean, for any date of determination, the greater of (x) ~~1.50~~(i) with respect to the Initial Term Loans and the 2016 Term Loans, 1.50% per annum and (ii) with respect to Revolving Loans, 0.50% per annum and (y) the three-month London Interbank Offered Rate (rounded upward to the nearest 1/16 of one percent) that appears on Bloomberg as of approximately 11:00 a.m. (Los Angeles time) on such date of determination; provided, that if such index ceases to exist or is no longer published or announced, then the term “Libor Rate” shall mean the three-month London Interbank Offered Rate (rounded upward to the nearest 1/16 of one percent) as published in The Wall Street Journal on such date of determination, and if this latter index ceases to exist or is no longer published or announced, then the term “Libor Rate” shall mean the Prime Rate (rounded upward to the nearest 1/16 of one percent) as published in The Wall Street Journal on such date of determination. The Libor Rate shall be reasonably determined on the Closing Date and the first Business Day of each calendar quarter thereafter by the Administrative Agent or, if no Administrative Agent then exists, by the Required Lenders.

“LIBOR Unavailability Notice” shall have the meaning assigned to such term in Section 2.12(e).

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset or (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease be deemed to be a Lien.

“Liquidity” shall mean (i) the amount of Unrestricted Cash and Permitted Investments of the Loan Parties in the aggregate plus (ii) the ~~aggregate amount of unused commitments under the~~Total Unutilized Revolving Loan ~~Agreement~~Commitment.

“Loan(s)” shall mean ~~the term loans made by the Lenders to the Borrower pursuant to Section 2.01, together with PIK Interest, if any.~~ each Revolving Loan, each Initial Term Loan, each 2016 Term Loan and, to the extent set forth in Section 2.23(f), each Incremental Loan; provided that with respect to any Note issued prior to the Second Amendment Effective Date, all references to “Loans” therein shall be deemed to refer exclusively to Initial Term Loans.

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“Loan Commitment Percentage” shall mean, as to any Lender at any time, the percentage of the aggregate outstanding principal amount of Loans then constituted by the aggregate outstanding principal amount of such Lender’s Loans.

“Loan Documents” shall mean this Agreement, the Security Documents, the ~~Intercreditor Agreement~~Revolving Notes, the Term Notes and any other document or agreement executed in connection herewith or therewith.

“Loan Parties” shall mean the Borrower and the Guarantors.

“Local Time” shall mean Los Angeles time.

“Management Agreement” shall mean any written agreement by and between Sponsor or its Affiliates and Holdings or Borrower entered into after the Closing Date in form and substance reasonably satisfactory to the Administrative Agent (it being understood and agreed that any provisions providing for cost and expense reimbursement and indemnification not in excess of the amount permitted under Section 6.06(a)(iii) of this Agreement shall be satisfactory to the Administrative Agent).

“Management Fee Recipient” shall have the meaning assigned to such term in the definition of “Management Fees”.

“Management Fees” shall mean any fees or other amounts (whether structured as a fee, an underwriting discount or otherwise) payable, directly or indirectly, to or for the benefit of any direct or indirect holder of Equity Interests of Holdings or any Affiliate of any such holder of Equity Interests (each of the foregoing, but excluding any Agent or any Lender, a “Management Fee Recipient”) or in respect of management, consulting, financial advisory, financing, underwriting or placement services or other investment banking activities provided by or on behalf of any Management Fee Recipient to or for the benefit, directly or indirectly, of any of Holdings or Holdings’ Affiliates, whether payable, earned or otherwise provided for pursuant to a Management Agreement (howsoever denominated) or otherwise; provided, however, that Management Fees shall not include (i) any costs or expenses (including, without limitation, attorney’s fees) incurred by, or any indemnities provided to, Sponsor and/or any of its Related Parties and (ii) any amounts accrued (or rights to present or future payments or amounts) but not actually paid.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) a materially adverse effect on and/or material adverse developments with respect to (i) the value of the Collateral (taken as a whole) or (ii) the business, operations, financial condition or properties of Holdings, the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or the other Loan Parties, taken as a whole, to perform any of its or their obligations under any Loan Document to which it is or they are a party or (c) a material impairment of the rights and remedies, taken as a whole, of the Administrative Agent, the Collateral Agent and the Lenders under the Loan Documents (other than to the extent a result of the action or inaction of the Administrative Agent, the Collateral Agent, the Lenders, the other secured parties under the Loan Documents or their respective Related Parties).

“Material Domestic Real Property” shall mean any real property located in the United States with a fair market value in excess of $1,000,000.

“Material Foreign Assets” shall mean, (i) any foreign personal property (including, without limitation, any foreign registered Intellectual Property) of a Loan Party constituting Collateral with a

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value as of any date of determination in excess of 10% of Consolidated Total Assets and (ii) Equity Interests of any direct Foreign Subsidiary of any Loan Party that is a Wholly-Owned Subsidiary constituting Collateral solely to the extent such Foreign Subsidiary generates revenue in an amount in excess of 10% of the total revenues of Holdings and its Subsidiaries on a consolidated basis.

“Material Indebtedness” shall mean Indebtedness (other than the Loans) of any one or more of Holdings, the Borrower or any Subsidiary in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements to the extent that such agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time. For the avoidance of doubt, the Obligations shall not constitute Material Indebtedness.

“Maturity Date” shall mean September 25, 2018.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Modification” shall have the meaning assigned to such term in the definition of “Permitted Refinancing.”

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgaged Properties” shall mean each parcel of owned real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12.

“Mortgages” shall mean the mortgages, deeds of trust, assignments of leases and rents, modifications and other security documents delivered with respect to Mortgaged Properties pursuant to Section 5.12, in each case, utilized as security for the Obligations, each reasonably acceptable in form and substance to the Administrative Agent and the Borrower.

“Multiemployer Plan” shall mean a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA; (a) to which Borrower or any ERISA Affiliate making or accruing an obligation to make contributions; or (b) with respect to which Borrower could reasonably be expected to incur liability.

“Net Asset Sale Proceeds” shall mean the cash proceeds received by the Borrower or any of its Subsidiaries in respect of an Asset Sale (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received but excluding (for the avoidance of doubt) any issuance of Equity Interests mentioned in the proviso of the definition of “Asset Sale”), net of (a) actual and customary expenses (including customary broker’s fees or commissions, legal fees, accounting fees, transfer and similar taxes and the Borrower’s good faith estimate of income taxes, in each case paid or payable in connection with such sale), (b) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Asset Sale Proceeds) and (c) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money that is secured by the asset sold in such Asset Sale and that is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset and other than Indebtedness hereunder).

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“Net Insurance/Condemnation Proceeds” shall mean any net cash payments or net cash proceeds (after taking into account any fees, costs, expenses (including, without limitation, legal fees) and deductibles related thereto or incurred in connection therewith) received by the Borrower or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss of property thereunder or (ii) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain or condemnation pursuant to any law, or by reason of the temporary requisition of the use or occupancy of all or any part of any real property of any Person or any part thereof by any Governmental Authority, civil or military, in each case, net of (a) customary costs and expenses (including customary broker’s fees or commissions, legal fees, accounting fees, transfer and similar taxes and the Borrower’s good faith estimate of income taxes, in each case paid or payable in connection therewith) and (b) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money that is secured by the asset subject to such covered loss or taking and that is required to be repaid with such proceeds (other than Indebtedness hereunder).

“Net Securities Proceeds” shall mean the cash proceeds (net of customary underwriting discounts and commissions and other customary costs and expenses associated therewith, including customary legal fees and expenses and taxes) from the incurrence of Indebtedness by Holdings, the Borrower or any of its Subsidiaries.

“Note” shall have the meaning assigned to such term in Section 2.04(d).

“Notice of Borrowing” shall have the meaning assigned to such term in Section 2.02(c).

“Notice of Revolver Borrowing” shall have the meaning assigned to such term in Section 2.02(d).

“Notice of Intent to Cure” shall have the meaning assigned to such term in Section 7.02(c).

“Obligations” shall mean all obligations of every nature of each Loan Party from time to time owed to the Administrative Agent, the Lenders or any of them under the Loan Documents, whether for principal, interest (including, without limitation, any PIK Interest and interest accruing after the commencement of any bankruptcy case or Insolvency Proceeding involving a Loan Party, whether or not such interest is an allowed claim in such case or proceeding), fees, premium, expenses, indemnification or otherwise.

“OFAC” shall have the meaning assigned to such term in Section 3.23.

“OID” shall have the meaning assigned to such term in Section ~~2.20.~~2.21(a).

“Organizational Documents” shall mean with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, operating agreement, partnership agreement or similar agreement or instrument governing the formation or operation of such Person.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

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“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

“Participant Register” shall have the meaning assigned to such term in Section 9.04(g).

“Payment Office” shall mean the office of the Administrative Agent located at 2951 28th Street, Suite 1000, Santa Monica, California 90405 or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit B to the Guarantee and Collateral Agreement.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(vii).

“Permitted Capital Lease Amount” shall mean $2,500,000, provided, however that if the Increase Conditions are met, the Permitted Capital Lease Amount shall mean $5,000,000.

“Permitted Founder Distributions” shall mean amounts payable to Therese Tucker, an individual, pursuant to Section 6.9(h) of the Acquisition Agreement.

“Permitted Holders” shall mean, collectively, Sponsor and its Controlled Investment Affiliates.

“Permitted Investments” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed or insured by, the United States of America (or by any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, at least 95% of whose assets are invested in investments of the type described in clauses (a) through (d) above;

(f) demand deposit accounts maintained in the ordinary course of business; and

(g) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

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“Permitted Non-Loan Party Investment Amount” shall mean $5,000,000 provided, however that if the Increase Conditions are met, the Permitted Non-Loan Party Investment Amount shall mean $10,000,000.

“Permitted Refinancing” shall mean, with respect to any Person, any modification, refinancing, refunding, replacement, renewal or extension (each, a “Modification”) of any Indebtedness of such Person (such Indebtedness prior to giving effect to such Modification, “Subject Indebtedness” and, after giving effect to such Modification, “Refinancing Indebtedness” ); provided that (a) the principal amount thereof does not exceed the principal amount of such Subject Indebtedness except by an amount equal to unpaid accrued interest and premium thereon plus underwriting discounts, premiums paid, fees, costs and expenses (including, without limitation, attorney’s fees) incurred, in connection with such Modification and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing of Indebtedness permitted pursuant to Section 6.01(v) or Section 6.01(vi), such Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Subject Indebtedness, (c) to the extent such Subject Indebtedness is (i) subordinated in right of payment to the Obligations, such Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms, taken as a whole, at least as favorable to the Lenders in all material respects as those contained in the documentation governing the subordination of the Subject Indebtedness, (ii) secured by a junior permitted lien on the Collateral (or portion thereof), in the case of this clause (ii) such Refinancing Indebtedness shall be unsecured or secured by a junior permitted lien on the Collateral (or portion thereof) or (iii) unsecured, such Refinancing Indebtedness shall be unsecured, (d) such Modification does not provide for the granting or obtaining of collateral security from, or obtaining any lien on any assets of, any Person, other than collateral security obtained from Persons that provided (or were required to provide) collateral security with respect to such Subject Indebtedness (so long as the assets subject to such liens were or would have been required to secure such Subject Indebtedness) (provided that additional Persons that would have been required to provide collateral security with respect to such Subject Indebtedness may provide collateral security with respect to such Refinancing Indebtedness), (e) any such Refinancing Indebtedness shall be subject to intercreditor provisions (including lien subordination provisions if such Refinancing Indebtedness is secured by a lien on the Collateral the priority of which is contractually subordinated to the Liens on the Collateral securing the Obligations) which are no less favorable, taken as a whole, to the Secured Parties than those contained in such Subject Indebtedness or are otherwise reasonably acceptable to the Administrative Agent~~,~~ and (f) neither Holdings nor any of its Subsidiaries shall be an obligor or guarantor of any such Refinancing Indebtedness except to the extent that such Person was such an obligor or guarantor in respect of the Subject Indebtedness ~~and (g) with respect to any Subject Indebtedness concerning the Revolving Loans, the Modification thereof is permitted under the Intercreditor Agreement~~.

“Permitted Restricted Payment Amount” shall mean $500,000 provided, however that if the Increase Conditions are met, the Permitted Restricted Payment Amount shall mean $1,000,000.

“Permitted Tax Distributions” shall mean for each tax year (or portion thereof) that the Borrower is a corporation for U.S. federal income tax purposes and is a member of an affiliated group filing consolidated or combined returns of which it is not the common parent, the direct or indirect payment by the Borrower to the common parent of such group of the consolidated or combined federal, state and local income Taxes payable by the common parent for such group; provided that the amount of such payments in any taxable year (or portion thereof) does not exceed the amount that Holdings and its Subsidiaries would be required to pay in respect of U.S. federal, state and local income Taxes for such

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taxable year (or portion thereof) were Holdings and its Subsidiaries to file as part of a consolidated or combined group for income tax purposes; provided further that any amounts paid solely with respect to Holdings shall be attributable to operations or actions of Holdings that are permitted by Section 6.13.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“PIK Interest” shall have the meaning assigned to such term in Section 2.06(~~a~~b).

“Plan” shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which is maintained or contributed to by Borrower or any ERISA Affiliate or with respect to which Borrower could reasonably be expected to incur liability (including on account of an ERISA Affiliate).

“Prime Rate” means, for any day, the rate of interest in effect for such day that is identified and normally published by The Wall Street Journal as the “Prime Rate” (or, if more than one rate is published as the Prime Rate, then the highest of such rates), with any change in Prime Rate to become effective as of the date the rate of interest which is so identified as the “Prime Rate” is different from that published on the preceding Business Day. If The Wall Street Journal no longer reports the Prime Rate, or if the Prime Rate no longer exists, or the Administrative Agent determines in good faith that the rate so reported no longer accurately reflects an accurate determination of the prevailing Prime Rate, then the Administrative Agent may select a reasonably comparable index or source to use as the basis for the Prime Rate.

“Qualified Capital Stock” of any Person shall mean any Equity Interest of such Person that is not Disqualified Stock.

“Recipient” shall mean (a) the Administrative Agent and (b) any Lender, as applicable.

“Refinancing Indebtedness” shall have the meaning assigned to such term in the definition of “Permitted Refinancing.”

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Documents” shall mean, collectively, the Warrants and the Warrant Agreement.

“Related Fund” shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

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“Related Parties” shall mean, with respect to any specified Person, such Person’s Controlled Affiliates and the respective directors, trustees, officers, employees, agents, attorneys, representatives and advisors of such Person and such Person’s Controlled Affiliates; provided that an agent of a sub-agent shall not be a Related Party, unless (i) such agent is appointed as a sub-agent by an Agent in accordance with Article VIII, or (ii) such agent is appointed or retained by, or at the direction of, the Required Lenders.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Required Lenders” shall mean, at any time, Lenders having Loans and Commitments representing more than 50% of the sum of all Loans and Commitments at such time.

“Required RL Lenders” shall mean, at any time, Lenders the sum of whose outstanding Revolving Loan Commitments at such time (or, after the termination thereof, outstanding Revolving Loans) represent more than 50% of the Total Revolving Loan Commitment in effect at such time (or, after the termination thereof, the sum of then total outstanding Revolving Loans).

“Responsible Officer” of any Person shall mean any executive officer (including, without limitation, the president, any vice president, secretary and assistant secretary), or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Restricted Payment” shall mean (i) any cash dividend or other cash distribution with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary and (ii) any cash payment, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, the Borrower or any Subsidiary.

~~“Revolving Agent” shall mean the agent for the Revolving Loan Lenders under the Revolving Loan Agreement.~~

~~“Revolving Loan Agreement” shall mean a revolving loan agreement to be entered into among the Loan Parties and lenders (and agents, if any) reasonably acceptable to the Administrative Agent and on terms and conditions reasonably satisfactory to the Administrative Agent (it being understood and agreed that representations, warranties, covenants, events of default or other terms or provisions that are substantially similar to those in this Agreement are acceptable and satisfactory to the Administrative Agent), subject to the terms of the Intercreditor Agreement and with aggregate commitments thereunder not to exceed $5,000,000 which commitments may be increased up to $10,000,000, so long as at the time of such increase, the Increase Conditions are satisfied.~~

~~“Revolving Loan Documents” shall mean the loan documents entered into in connection with the Revolving Loan Agreement as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Intercreditor Agreement or any Permitted Refinancing thereof.~~

~~“Revolving Loan Lenders” shall mean the lenders under the Revolving Loan Agreement.~~

~~“Revolving Loans” shall mean the loans made pursuant to the Revolving Loan Agreement or any loans under any Permitted Refinancing thereof.~~

“Revolving Loan” shall have the meaning assigned to such term in Section 2.01(c).

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“Revolving Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule 2.01 directly below the column entitled “Revolving Loan Commitment”, as same may be (x) reduced from time to time or terminated pursuant to Section 2.11, Section 2.19 or Article VII, or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 2.18 or Section 9.04(b). The initial aggregate amount of the Lenders’ Revolving Loan Commitments is $5,000,000.

“Revolving Note” shall have the meaning assigned to such term in Section 2.04(d).

“RL Lender” shall mean each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans.

“RL Percentage” of any RL Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such RL Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any RL Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of such RL Lender shall be determined immediately prior (and without giving effect) to such termination.

“S&P” shall mean Standard & Poor’s Ratings Service, or any successor thereto.

“SEC” shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

“Second Amendment” shall mean that certain Second Amendment and Waiver to Credit Agreement dated as of the Second Amendment Effective Date by and among Borrower, Holdings, the Initial Term Loan Lenders party thereto, the 2016 Term Loan Lenders party thereto, the RL Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date” shall mean March 22, 2016.

“Secured Parties” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Securities Account” is defined in the UCC.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Security Documents” shall mean the Guarantee and Collateral Agreement, Control Agreements, the Mortgages (if any) and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.12 and utilized to pledge or grant a security interest or Lien on any property as collateral for the Obligations.

“SPC” shall have the meaning assigned to such term in Section 9.04(j).

“Sponsor” shall mean Silver Lake Sumeru Fund, L.P.

“Subject Indebtedness” shall have the meaning assigned to such term in the definition of “Permitted Refinancing.”

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“Subordinated Indebtedness” shall mean any Indebtedness of a Loan Party ~~(other than, to the extent then in effect, any Revolving Loans or any other obligations under the Revolving Loan Documents)~~ incurred from time to time and subordinated in right of payment to the Obligations and subject to a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent.

“Subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of Holdings.

“Subsidiary Guarantor” shall mean, on the Closing Date, each Subsidiary of the Borrower listed on Schedule 1.01(a), and thereafter each wholly-owned Domestic Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement or otherwise provides a guarantee in respect of the Obligations.

“Synthetic Lease” shall mean, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP but which, upon the application of any insolvency or bankruptcy laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment) and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any Person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such Person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.

“Tax Returns” shall mean (i) all returns, declarations, reports, schedules or information return or statement of, or with respect to, Taxes required to be filed with any Governmental Authority or depository and (ii) Form TD F 90-22.1.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” shall have the meaning assigned to such term in Section 3.13.

“Terrorism Order” shall have the meaning assigned to such term in Section 3.25.

“Term Loans” shall mean the Initial Term Loans, the 2016 Term Loans and any Incremental Loans, in each case, that have been funded.

“Term Loan Commitment” shall mean, with respect to each Term Loan Lender, (a) its Initial Term Loan Commitment, (b) its 2016 Term Loan Commitment or (c) to the extent actually committed, any necessary approvals thereof have been received and such Term Loan Lender is bound to fund such Incremental Loans pursuant to the terms hereunder, its Incremental Commitment.

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“Term Loan Lender” shall mean each Lender with a Term Loan Commitment or with outstanding Term Loans.

“Term Note” shall have the meaning assigned to such term in Section 2.04(d).

“Total Revolving Loan Commitment” shall mean, at any time, the sum of the Revolving Loan Commitments of each of the RL Lenders at such time.

“Total Unutilized Revolving Loan Commitment” shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment in effect at such time less (y) the aggregate principal amount of all Revolving Loans outstanding at such time.

“Tranche” shall mean (a) the Revolving Loans, (b) the Initial Term Loans, (c) the 2016 Term Loans and (~~b~~d) the Incremental Loans.

“Transactions” shall mean, collectively, the transactions to occur pursuant to the Loan Documents, including (a) the execution and delivery of the Loan Documents and the making of the borrowings hereunder; (b) the Existing Debt Refinancing; and (c) the payment of related fees, costs and expenses (including, without limitation, attorney’s fees).

“UCC” shall mean the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

“Unrestricted Cash and Permitted Investments” of any Person, shall mean cash or Permitted Investments of such Person, (a) that are not, and are not required to be, designated as “restricted” on the financial statements of such Person, (b) that are not contractually required, and have not been contractually committed by such Person, to be used for a specific purpose, (c) that are not subject to (i) any provision of law, statute, rule or regulation, (ii) any provision of the Organizational Documents of such Person, (iii) any order of any Governmental Authority or (iv) any contractual restriction (including the terms of any Equity Interests), in each case of (i) through (iv), preventing such cash or Permitted Investments, as applicable, from being applied to the payment of the Obligations ~~(other than with respect to any restrictions under the Intercreditor Agreement or the Revolving Loan Agreement)~~, (d) in which no Person other than the Collateral Agent has a Lien, other than ~~the Revolving Agent (to the extent applicable) and~~ the depository institution or securities intermediary at where such cash or Permitted Investments are maintained (to the extent permitted under Section 6.02(xi)), and (e) that are held in a Deposit Account or Securities Account, as applicable, in which the Collateral Agent has a valid and enforceable security interest, perfected by “control” (within the meaning of the applicable Uniform Commercial Code) ~~(or the Revolving Agent has “control” for both the Revolving Agent and the Collateral Agent pursuant to the terms of the Intercreditor Agreement)~~; provided for the ninety (90) day period following the Closing Date (or such longer period as the Administrative Agent may agree in its reasonable discretion), such Unrestricted Cash and Permitted Investments shall not be required to be subject to “control” in favor of the Collateral Agent.

“Unutilized Revolving Loan Commitment” shall mean, with respect to any RL Lender at any time, such RL Lender’s Revolving Loan Commitment at such time less the aggregate outstanding principal amount of all Revolving Loans made by such RL Lender at such time.

“U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

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“U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 2.17(f)(ii)(B)(iii).

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Warrant Agreement” shall mean the agreement to purchase up to a certain amount of Equity Interests of SLS Breeze Holdings, Inc., dated the date hereof, executed by SLS Breeze Holdings, Inc. in order to issue the Warrants in the form of Exhibit H.

“Warrants” shall mean the warrants, in the form of Exhibit I, issued by SLS Breeze Holdings, Inc. in favor of each Person that was a Lender on the Closing Date.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Subsidiary” of any Person shall mean a Subsidiary of such Person of which securities (except for (i) directors’ qualifying shares or (ii) in the case of Foreign Subsidiaries, nominal shares required by law to be owned by a resident of the relevant jurisdiction) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

“Withdrawal Liability” shall mean liability of any Loan Party or any ERISA Affiliate to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Yield Enhancement Fee” shall have the meaning assigned to such term in Section 2.05(~~a~~b).

SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document or any other documents shall mean such document as amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited or restricted hereunder and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that (x) any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a Capital Lease Obligation under GAAP as in

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effect on the Closing Date shall not be treated as a Capital Lease Obligation solely as a result of the adoption of changes in GAAP and (y) if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant and the Administrative Agent consents (such consent not to be unreasonably withheld, delayed or conditioned) in writing (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose and the Borrower consents in writing (such consent not to be unreasonably withheld, delayed or conditioned)), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective and the Borrower shall provide to the Administrative Agent and the Lenders the reconciliation statements provided for in Section 5.04, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to the Borrower and the Required Lenders. The term “enforceability” and its derivatives when used to describe the enforceability of an agreement shall mean that such agreement is enforceable except as enforceability may be limited by any insolvency, bankruptcy or debtor relief law and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein; provided, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern.

SECTION 1.03. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted as an exception to, or would otherwise be within the limitations of, another covenants shall not avoid the occurrence of an Event of Default or Default of such action is taken or condition exists.

SECTION 1.04. Deliveries. Notwithstanding anything herein to the contrary, whenever any document, agreement or other item is required by any Loan Document to be delivered on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day.

SECTION 1.05. Construction. Each of the parties hereto acknowledges that (i) it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, (ii) it has had full and fair opportunity to review and revise the terms of this Agreement, (iii) this Agreement has been drafted jointly by all of the parties hereto, and (iv) no Lender has any fiduciary relationship with or duty to Holdings, the Borrower or any of its Subsidiaries arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lenders, on the one hand, and Holdings, the Borrower and its Subsidiaries, on the other hand, in connection herewith or therewith is solely that of debtor and creditor in respect of the Indebtedness represented hereby. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

SECTION 1.06. Certain Pro Forma Calculations.

(a) For purposes of pro forma calculations of the Consolidated Leverage Ratio under Section ~~2.22~~2.01(b), Section 2.23 and Section 6.04(vii), Consolidated Revenue shall be calculated to give effect to any Permitted Acquisition or other Investments and Asset Sales or other dispositions permitted hereunder (other than any dispositions in the ordinary course of business), in each case, consummated at any time on or after the first day of the applicable measurement period and prior to the last day of such measurement period as if any such Permitted Acquisition or other Investments permitted hereunder, Asset Sale or other Disposition had been effected on the first day of such period.

(b) For purposes of calculations of the Consolidated Leverage Ratio under Section 6.10, Consolidated Revenue shall be calculated to give effect to any Permitted Acquisition or other Investments permitted hereunder funded (in whole or in part) with the proceeds of Incremental Loans, 2016 Term Loans, Revolving Loans or ~~with respect to proceeds of~~ cash common or preferred equity contributions to Holdings or issuance of Equity Interests by Holdings (other than Disqualified Stock) and Asset Sales or other dispositions (other than any dispositions in the ordinary course of business), in each case, consummated at any time on or after the first day of the applicable measurement period and prior to the last day of such measurement period as if such Permitted Acquisition or such other Investments permitted hereunder, Asset Sale or other Disposition had been effected on the first day of such period.

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SECTION 1.07. Certain Increased Amounts. Notwithstanding anything to the contrary herein, to the extent any increased amount of (i) Indebtedness is incurred in respect of the Permitted Capital Lease Amount, (ii) Investments are made in respect of the Permitted Non-Loan Party Investment Amount or (iii) Restricted Payments are made in respect of the Permitted Restricted Payment Amount, in each case, as of a date on which the Increase Conditions are satisfied (or, in each case, pursuant to a binding commitment entered into with a Person (other than an Affiliate of a Loan Party) as of a date on which the Increase Conditions were satisfied), and after such date the Increase Conditions cease to be satisfied, such increased amount so incurred or made (or that was committed to be incurred or made) shall not constitute an Event of Default hereunder; provided, that, so long as such Increase Conditions are not so satisfied, no additional amounts may be incurred or made (other than those amounts that were committed to be incurred or made when the Increase Conditions were satisfied).

ARTICLE II

The Credits

SECTION 2.01. Commitments.

(a) ~~.~~ Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Initial Term Loan Lender ~~agrees~~with an Initial Term Loan Commitment, severally and not jointly, ~~to make a~~made an Initial Term Loan to the Borrower on the Closing Date in a principal amount equal to its Initial Term Loan Commitment at a purchase price of 100.0% of par. The Borrower may make only one borrowing of Initial Term Loans. Amounts paid or prepaid in respect of Initial Term Loans may not be reborrowed.

(b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each 2016 Term Loan Lender with a 2016 Term Loan Commitment agrees, severally and not jointly, to make 2016 Term Loans to the Borrower on the Second Amendment Effective Date in a principal amount equal to its 2016 Term Loan Commitment at a purchase price of 100.0% of par; provided, (I) no Default or Event of Default shall have occurred and be continuing under any of the Loan Documents; (II) each of the representations and warranties set forth in Article III shall remain true and correct in all material respects (without duplication of any materiality qualifiers contained therein); (III) the Consolidated Leverage Ratio, calculated on a pro forma basis for the last twelve month period for which financial statements have been (or were required to be) delivered pursuant to Sections 5.04 (a) or (b) and after giving effect to any Permitted Acquisitions or Investments permitted under the Loan Documents or prepayments of the Loans, shall be no greater than 0.74:1.00 and (IV) the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.02(c). The Borrower may make only one borrowing of 2016 Term Loans. The 2016 Term Loans (i) shall be denominated in Dollars, (ii) subject to Section 2.10 and Section 2.11, once borrowed and subsequently repaid or prepaid may not be reborrowed and (iii) shall not exceed for any such 2016 Term Loan Lender

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at any time outstanding that aggregate principal amount (excluding PIK Interest that has been capitalized and added to the principal amount) that, when added to the principal amount of such 2016 Term Loan Lender’s outstanding 2016 Term Loans, exceeds the 2016 Term Loan Commitment of such 2016 Term Loan Lender at such time.

(c) Subject to and upon the terms and conditions set forth herein, each RL Lender with a Revolving Loan Commitment severally agrees to make, at any time and from time to time after the Second Amendment Effective Date and prior to the Maturity Date (the “Availability Period”), a revolving loan or revolving loans (each, a “Revolving Loan” and, collectively, “Revolving Loans”) to the Borrower, which Revolving Loans (i) shall be denominated in Dollars, (ii) may be repaid and reborrowed in accordance with the provisions hereof, and (iii) shall not exceed for any such RL Lender at any time outstanding that aggregate principal amount that, when added to the principal amount of such RL Lender’s outstanding Revolving Loans, exceeds the Revolving Loan Commitment of such RL Lender at such time.

SECTION 2.02. Loans; Notice of Borrowing.

(a) The failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).

(b) Each Initial Term Loan Lender shall make the Initial Term Loan to be made by it hereunder on the Closing Date by wire transfer of immediately available funds to such account as the Borrower may designate not later than 2:00 p.m., Pacific time.

(c) The Borrower shall give the Administrative Agent at least one (1) Business Day’s prior notice (unless waived by the Administrative Agent in its reasonable discretion) of its request to incur 2016 Term Loans hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 p.m. (Pacific time) on such day. Such notice (the “Notice of Borrowing”) shall be irrevocable and shall be in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A, appropriately completed to specify: (i) the aggregate principal amount of the 2016 Term Loan to be incurred and (ii) the date of such borrowing (which shall be (x) a Business Day and (y) the ~~Closing~~Second Amendment Effective Date). The Administrative Agent shall promptly give each 2016 Term Loan Lender, notice of such proposed borrowing, of such 2016 Term Loan Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

(d) Whenever the Borrower desires to incur Revolving Loans, the Borrower shall give the Administrative Agent at least three Business Days’ prior notice (unless waived by the Administrative Agent in its reasonable discretion) of its request to incur Revolving Loans hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 p.m. (Pacific time) on such day. Such notice (the “Notice of Revolver Borrowing”) shall be irrevocable (unless such notice provides that such request is contingent on the consummation of a transaction (which transaction shall be described in reasonable detail in such notice), in which case, such notice shall be revocable to the extent the transaction is not consummated on the date such Revolving Loan is requested to be made) and shall be in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A-1, appropriately completed to specify: (i) the aggregate principal amount of the Revolving Loan to be incurred pursuant to such borrowing (which shall be in an amount that is an integral multiple of $100,000 and not less than $500,000 (in each case, unless the remaining Total Unutilized Revolving Loan Commitments is less than such amount)) and (ii) the date of such borrowing (which shall be a Business Day; provided, however, the Borrower shall be entitled to make no more than one request for a

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Revolving Loan per calendar week). The Administrative Agent shall promptly give each RL Lender, notice of such proposed borrowing, of such RL Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Revolver Borrowing.

(e) ~~(d)~~ Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any borrowing or prepayment of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such borrowing, as the case may be, believed by the Administrative Agent in good faith to be from the Borrower, prior to receipt of written confirmation. In each such case, unless a written notice of such borrowing request has thereafter been provided by the Borrower ~~hereby waives the right to dispute~~, the Administrative Agent’s record of the terms of such telephonic notice of such borrowing of Loans shall be prima facie evidence of their correctness, as the case may be, absent manifest error.

SECTION 2.03. Disbursement of Funds.

No later than 2:00 P.M. (Pacific time) on (i) the Closing Date, each Initial Term Loan Lender will make available its pro rata portion (determined based upon its Initial Term Loan Commitment) of the borrowing ~~requested to be made~~of Initial Term Loans requested to be made, (ii) the Second Amendment Effective Date, each 2016 Term Loan Lender will make available its pro rata portion (determined based upon its 2016 Term Loan Commitment) of the borrowing of 2016 Term Loans requested to be made and (iii) the date specified in each Notice of Revolver Borrowing, each RL Lender will make available its pro rata portion (determined based upon its RL Commitment) of each such borrowing of Revolving Loans requested to be made on such date. All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the ~~Closing Date~~date of borrowing that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of any borrowing to be made on ~~the Closing Date~~such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on ~~the Closing Date~~such date of borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall promptly pay such corresponding amount to the Administrative Agent. The Administrative Agent shall be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Effective Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower, the rate of interest applicable to the respective borrowing, as determined pursuant to Section 2.06. Nothing in this Section 2.03 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder. This Section 2.03 is subject to Section ~~2.19.~~2.20.

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SECTION 2.04. Evidence of Debt; Repayment of Loans.

(a) The Borrower hereby unconditionally promises to pay to each Lender the principal amount of each Loan of such Lender as provided in Section 2.09.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the Loans made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The entries made in the accounts maintained pursuant to paragraph (b) above shall be prima facie evidence absent manifest error of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

(d) The Borrower’s obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 9.04(d) and shall, if requested by such Lender, also be evidenced (i) in the case of Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B, with blanks appropriately completed in conformity herewith (each a “Term Note” and, collectively, the “~~Notes”~~Term Notes”) and (ii) in the case of Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each a “Revolving Note”, collectively, the “Revolving Notes” and together with the Term Notes, the “Notes”; provided that with respect to any Note issued prior to the Second Amendment Effective Date, all references to “Notes” therein shall be deemed to refer exclusively to Term Notes evidencing Initial Term Loans). To the extent of any conflict between the Register and the entries made in the accounts maintained pursuant to paragraph (b) above, the entries made in the Register shall control.

(e) Notwithstanding anything to the contrary contained above in this Section 2.04 or elsewhere in this Agreement, Notes shall only be delivered to Lenders that at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by the Borrower that would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the Loan Documents. Any Lender that does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (b). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans; provided that, to the extent a Note was previously delivered to such Lender but such Lender has since lost or misplaced such Note or the Note cannot otherwise be found, such Lender shall execute and deliver to the Borrower a customary lost note affidavit in form and substance reasonably satisfactory to the Borrower and such Lender.

SECTION 2.05. Fees.

(a) The Borrower agrees to pay to the Administrative Agent for distribution to the applicable RL Lenders (based on their pro rata share of such average daily Unutilized Revolving Loan Commitments held for the applicable period) a commitment fee (the “Commitment Fee”) for the period from and including the Second Amendment Effective Date to (but not including) the Maturity Date (or

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such earlier date on which the Total Revolving Loan Commitment has been terminated) computed at a rate per annum equal to 0.5% of the average daily Unutilized Revolving Loan Commitment of such RL Lender as in effect from time to time. Accrued Commitment Fees shall be due and payable quarterly in arrears on each Interest Payment Date and, to the extent such date is not also an Interest Payment Date, on the date upon which the Total Revolving Loan Commitment is terminated.

(b) ~~(a) The Borrower agrees to pay to the Administrative Agent for distribution to each~~The Borrower agrees to pay to the Administrative Agent for distribution to each 2016 Term Loan Lender a yield enhancement fee (the “Yield Enhancement Fee”) on the ~~Closing~~Second Amendment Effective Date equal to 2.0% of the aggregate 2016 Term Loan Commitments (to the extent the 2016 Term Loan related to such 2016 Term Loan Commitments are outstanding on the ~~Closing~~Second Amendment Effective Date).

(c) ~~(b)~~ All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent or the Lenders, as applicable. Once paid, to the extent the Loans related to such Fees are actually funded in accordance with the Loan Documents, none of the Fees shall be refundable under any circumstances or subject to any right of setoff, counterclaim or any similar right (each of which is hereby waived by Holdings and the Borrower).

SECTION 2.06. Interest on Loans.

(a) Subject to the provisions of Section 2.07, Revolving Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the sum of the Libor Rate plus 6.0% per annum (or, to the extent the Administrative Agent shall have delivered a LIBOR Unavailability Notice to the Borrower and the Lenders pursuant to Section 2.12(e), the Alternate Base Rate plus 5.0% per annum).

(b) ~~(a) Subject to the provisions of Section 2.07, the~~Subject to the provisions of Section 2.07, the Initial Term Loans and the 2016 Term Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the sum of the Libor Rate plus 8.0% per annum (or, to the extent the Administrative Agent shall have delivered a LIBOR Unavailability Notice to the Borrower and the Lenders pursuant to Section 2.12(e), the Alternate Base Rate plus 7.0% per annum); provided, however, the Borrower may elect to pay, in kind, a portion of such accrued and unpaid interest (any such interest paid in kind, the “PIK Interest”) due on any Interest Payment Date up to the maximum percentage set forth in the table below opposite the relevant period in which such Interest Payment Date occurs of the total accrued and unpaid interest payable on such Interest Payment Date; it being deemed that the Borrower has elected the maximum PIK Interest for each period during the term of this Agreement unless the Borrower shall have delivered a certificate executed by a Responsible Officer of the Borrower to the Administrative Agent certifying that the Borrower has elected to pay interest with respect to the applicable Initial Term Loans or 2016 Term Loans for the applicable period then ending (i) in such lesser percentage of PIK Interest and specifying the amount of such PIK Interest or (ii) in cash only. To change the type of payment of interest for any period, such officer’s certificate must be delivered to the Administrative Agent at least 5 Business Days prior to the applicable Interest Payment Date for such period. The Borrower may specify in such officer’s certificate whether such change in the type of payment of interest is just for a specific period or shall be applicable to all future periods during the term of the Agreement until another officer’s certificate is delivered specifying a different type of payment of interest for a period or periods.

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Period	Maximum Percentage of Total Interest That May be Paid In Kind
From and after the Closing Date to and including the second anniversary of the Closing Date	80.0%

After the second anniversary of the Closing Date to and including the third anniversary of the Closing Date	70.0%

After the third anniversary of the Closing Date	60.0%

All interest due and payable hereunder that the Borrower elects to pay in the form of PIK Interest shall be capitalized, added to the then-outstanding principal amount of the applicable Initial Term Loans or 2016 Term Loans as additional principal obligations hereunder on and as of such Interest Payment Date and shall automatically constitute a part of the outstanding principal amount of ~~the~~such Initial Term Loans or 2016 Term Loans for all purposes hereof (including the accrual of interest thereon at the rates applicable to the Initial Term Loans or 2016 Term Loans generally). Any determination of the principal amount outstanding under the Initial Term Loans or 2016 Term Loans after giving effect to any payment of PIK Interest hereunder or otherwise that is reasonably made by the Administrative Agent or the Lenders in good faith shall be prima facie evidence of the correctness of such determination in the absence of manifest error.

(c) ~~(b)~~ Interest on each Loan shall be payable on the Interest Payment Dates except as otherwise provided in this Agreement. Interest on each Loan shall be paid in cash except as otherwise provided in this Agreement.

SECTION 2.07. Default Interest. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter, automatically in the case of an Event of Default under Sections 7.01(a), (g) or (h) and at the written election of the Administrative Agent (acting at the written direction of the Required Lenders) otherwise (it being understood that such election may apply retroactively to the date such other Event of Default occurred), bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon written demand at the rate otherwise applicable to ~~a~~such Loan pursuant to Section 2.06~~(a)~~ plus 2.0% per annum. Payment or acceptance of the increased rates of interest provided for in this Section 2.07 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent, the Collateral Agent or any Lender.

SECTION 2.08. Termination of Commitments.

(a) ~~.~~ The Initial Term Loan Commitments shall automatically terminate upon the making of the Initial Term Loans on the Closing Date.

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(b) The 2016 Term Loan Commitment shall automatically terminate upon the making of the 2016 Term Loans on the Second Amendment Effective Date.

(c) The Total Revolving Loan Commitment shall terminate in its entirety upon the Maturity Date.

SECTION 2.09. Repayment of Loans.

To the extent not previously paid, all Loans shall be due and payable on the Maturity Date (or, if such day is not a Business Day, on the next succeeding Business Day), in immediately available funds, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

SECTION 2.10. Optional Prepayment.

(a) ~~The~~(i) Subject to Section 2.11(j), the Borrower shall have the right at any time and from time to time to prepay ~~any of the Loans and other Obligations~~the Term Loans (which shall be applicable towards the outstanding Initial Term Loans and 2016 Term Loans (and, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) on a pro rata basis), in whole or in part, at 100% of the principal amount so prepaid, plus ~~the prepayment premium (expressed as percentages of principal amount) set forth below (the “~~, with respect to the Initial Term Loans and the 2016 Term Loans only (but such Applicable Prepayment Premium~~”) determined for the prepayment date with respect to such principal amount to the applicable prepayment date~~ shall not apply to any Incremental Loans), the Applicable Prepayment Premium in respect of the principal amount so prepaid (provided, however, that each partial prepayment shall be in ~~an~~a principal amount that is an integral multiple of $500,000 and not less than $1,000,000, in each case, unless the remaining outstanding amount of the Initial Term Loans or the 2016 Term Loans, as applicable, is less than such amount)~~:~~.

~~If Prepaid:~~	~~Percentage of the Principal~~

~~From and after the Closing Date to but not including the second anniversary of the Closing Date~~	~~3.0~~	~~%~~

~~From and after the second anniversary of the Closing Date to but not including the third anniversary of the Closing Date~~	~~1.0~~	~~%~~

~~From and after the third anniversary of the Closing Date~~	~~0~~	~~%~~

(ii) The Borrower shall have the right at any time and from time to time to prepay all or any portion of Revolving Loans or other Obligations (other than the Term Loans, which are covered by Section 2.10(a)(i) above), without premium or penalty; provided, however, that (x) each partial prepayment of the Revolving Loans shall be in an amount that is an integral multiple of $50,000 and not

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less than $100,000 (in each case, unless the remaining outstanding amount of Revolving Loans is less than such amount) and (y) the Borrower shall give the Administrative Agent one Business Day’s prior written notice of such prepayment of the Revolving Loans; provided that such notice may be contingent on the satisfaction of certain conditions set forth therein, and such notice shall be deemed revoked if the conditions set forth therein are not satisfied within the time periods set forth in such notice for the satisfaction thereof (or are waived in writing by the Borrower).

(b) The Borrower will give at least 3 Business Days’ prior written notice of each optional prepayment of the Term Loans under this Section 2.10 to the Administrative Agent. Each such notice shall specify the prepayment date, the aggregate principal amount of the Term Loans to be prepaid on such date, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and, solely to the extent any such prepayment is made prior to the third anniversary of the Closing Date, shall be accompanied by a certificate of a Financial Officer of the Borrower as to the estimated Applicable Prepayment Premium due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Such notice shall be irrevocable and shall commit the Borrower to prepay the Term Loans by the amount stated therein on the date stated therein; provided that such notice may be contingent on the satisfaction of certain conditions set forth therein, and such notice shall be deemed revoked if the conditions set forth therein are not satisfied within the time periods set forth in such notice for the satisfaction thereof (or are waived in writing by the Borrower). All prepayments under this Section 2.10 shall be subject to Section 2.13. All prepayments under this Section 2.10 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment, but, for the avoidance of doubt, no Applicable Prepayment Premium shall be paid or due (i) on any interest (other than, for the avoidance of doubt, PIK Interest on the Initial Term Loans and the 2016 Term Loans that has been capitalized and added to principal of such Initial Term Loans or 2016 Term Loans, as applicable) or amounts other than the principal amount of the Initial Term Loans or 2016 Term Loans so prepaid ~~or~~, (ii) on the proceeds of a Cure Contribution or Cure Securities that are used to prepay the Loans~~. Each~~, (iii) on any principal of, or other amounts related to, the Revolving Loans in accordance with Section 2.10(a)(ii) or Incremental Loans or (iv) on any Revolving Loan Commitments, 2016 Term Loan Commitments or Incremental Commitments that are reduced or terminated. Subject to Section 2.11(j), each prepayment pursuant to this Section 2.10 in respect of the ~~Loans~~Initial Term Loans and the 2016 Term Loans (and, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) shall be applied pro rata among such Term Loans.

(c) Notwithstanding anything herein to the contrary, the Borrower shall repay in full, without penalty or premium, all Revolving Loans, together with all accrued and unpaid interest thereon, and the Revolving Loan Commitments of all RL Lenders shall automatically terminate and be reduced to zero, in each case, on the date of any repayment or prepayment (optional, mandatory or otherwise) of all of the Term Loans in full.

SECTION 2.11. Mandatory Prepayments.

(a) Revolving Loans in Excess of Commitments. On any day on which the sum of the aggregate outstanding principal amount of all Revolving Loans (after giving effect to all other repayments thereof on such date) exceeds the Total Revolving Loan Commitment, the Borrower shall prepay on such day (or if such day is not a Business Day, on the next Business Day) the principal of Revolving Loans in an amount equal to such excess.

(b) ~~(a)~~ Net Asset Sale Proceeds. Not later than the tenth Business Day following the receipt of Net Asset Sale Proceeds by the Borrower or any of its Subsidiaries, the Borrower shall either (1) apply an amount equal to 100% of the Net Asset Sale Proceeds received with respect thereto to prepay

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outstanding ~~Loans~~Term Loans (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) in accordance with ~~Section 2.11(e) and~~ Section 2.11(f) and Section 2.11(g) (and, to the extent Section 2.11(j) is applicable, to permanently repay Revolving Loans (with a corresponding permanent reduction in the Revolving Loan Commitment) or permanently reduce the Unutilized Revolving Loan Commitment, in each case, in the amounts and pursuant to the terms set forth in Section 2.11(j)) or (2) so long as no Event of Default shall have occurred and be continuing, deliver to the Administrative Agent a certificate of a Responsible Officer stating that the Borrower or such Subsidiary intends to reinvest or enter into a binding commitment to reinvest such Net Asset Sale Proceeds in assets used or that are useful in the business of the Borrower and its Subsidiaries within 270 days (or, in the case of a binding commitment to reinvest entered into within 270 days, within 405 days) of such date of receipt of such Net Asset Sale Proceeds. In addition, the Borrower shall, no later than 270 days (or, in the case of a binding commitment to reinvest entered into within 270 days, 405 days) after receipt of such Net Asset Sale Proceeds that have not theretofore been applied to the Obligations or that have not been so reinvested as provided above, make an additional prepayment of the ~~Loans~~Term Loans (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) (and/or, to the extent required by Section 2.11(j), make a permanent repayment of the Revolving Loans (with a corresponding permanent reduction of the Revolving Loan Commitment) or permanently reduce the Unutilized Revolving Loan Commitment, in each case, in the amounts and pursuant to the terms set forth in Section 2.11(j)) in an amount equal to the full amount of all such Net Asset Sale Proceeds in accordance with ~~Section 2.11(e) and~~ Section 2.11(f) and Section 2.11(g) (and, to the extent applicable, Section 2.11(j)) within ten Business Days after the last day of the 270 or 405 day period, as applicable. ~~Notwithstanding anything to the contrary herein, with respect to the Disposition of any Revolving Loan Priority Collateral, the Borrower’s obligation to prepay the Loans under this Section 2.11(a) shall be deemed satisfied to the extent that the amount that would otherwise be required to be used to prepay the Loans under this Section 2.11(a) is (y) required to be applied and is in fact applied to prepay the loans (but without requiring any permanent reduction of the commitments under the Revolving Loan Agreement) within the time period required by the terms of the Revolving Loan Agreement (including any grace period provided in connection therewith) or (z) reinvested in the business of the Borrower and its Subsidiaries pursuant to the terms of the Revolving Loan Agreement.~~

(c) ~~(b)~~ Net Insurance/Condemnation Proceeds. No later than the tenth Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds in excess of $500,000 for all Casualty Events in any fiscal year of the Borrower, the Borrower shall prepay ~~the Loans~~outstanding Term Loans (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) (and, to the extent Section 2.11(j) is applicable, to permanently repay Revolving Loans (with a corresponding permanent reduction in Revolving Loan Commitment) or permanently reduce the Unutilized Revolving Loan Commitment, in each case, in the amounts and pursuant to the terms set forth in Section 2.11(j)) in an aggregate amount equal to such excess; provided, so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the option, directly or through one or more of its Subsidiaries to invest such excess amount within 270 days (or, in the case of a binding commitment to reinvest entered into within 270 days, 405 days) of receipt thereof (i) in assets used or that are useful in the business of the Borrower and its Subsidiaries or (ii) to repair, restore or replace the assets subject to the applicable Casualty Event; and provided, further, that an amount equal to any such Net Insurance/Condemnation Proceeds that have not been reinvested within 270 days (or, in the case of a binding commitment to reinvest entered into within 270 days, 405 days) of receipt thereof shall be applied by the Borrower to prepay the ~~Loans~~Term Loans (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) (and/or, to the extent required by Section 2.11(j), the Revolving Loans (with a corresponding permanent reduction of the Revolving Loan Commitment) or permanently reduce the Unutilized Revolving Loan Commitment, in each case, in the amounts and pursuant to the terms set forth in Section 2.11(j)) in accordance with Section 2.11(~~e) and Section 2.11(f). Notwithstanding anything to~~

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~~the contrary herein, with respect to any Net Insurance/Condemnation Proceeds of any Revolving Loan Priority Collateral (as defined in the Intercreditor Agreement), the Borrower’s obligation to prepay the Loans under this Section 2.11(b) shall be deemed satisfied to the extent that the amount that would otherwise be required to be used to prepay the Loans under this Section 2.11(b)(iii) is (y) required to be applied and is in fact applied to prepay the loans (but without requiring any permanent reduction of the commitments under the Revolving Loan Agreement) within the time period required by the terms of the Revolving Loan Agreement (including any grace period provided in connection therewith) or (z) reinvested in the business of the Borrower and its Subsidiaries pursuant to the terms of the Revolving Loan Agreement.~~f) and Section 2.11(g) (and, to the extent applicable, Section 2.11(j)).

(d) ~~(c)~~ Issuance of Indebtedness. On the date of receipt of the Net Securities Proceeds from the issuance of any Indebtedness of Holdings, the Borrower or any of its Subsidiaries after the Closing Date (other than Indebtedness permitted under Section 6.01), the Borrower shall prepay the ~~Loans~~Term Loans (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) in accordance with ~~Section 2.11(e) and~~ Section 2.11(f) and Section 2.11(g) (and, to the extent Section 2.11(j) is applicable, to permanently repay Revolving Loans (with a corresponding permanent reduction in Revolving Loan Commitment) or permanently reduce the Unutilized Revolving Loan Commitment, in each case, in the amounts and pursuant to the terms set forth in Section 2.11(j)) in an aggregate amount equal to such Net Securities Proceeds.

(e) ~~(d)~~ Change of Control. Upon the occurrence of a Change of Control, the Borrower shall offer to prepay all Loans (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) then outstanding at 100% of the principal amount~~, plus the prepayment premium (expressed as percentages of principal amount) set forth below (the “~~ (together with a termination of the Revolving Loan Commitment), plus, with respect to with respect to the Initial Term Loans and the 2016 Term Loans only, the Change of Control Prepayment Premium~~”) determined for the prepayment date with respect to such principal amount (including, for the avoidance of doubt, PIK Interest that has been capitalized and added to principal) of such Loans outstanding on the applicable prepayment date:~~.

~~If Prepaid:~~	~~Percentage~~

~~From and after the Closing Date up to but not including the first anniversary of the Closing Date~~	~~2.0~~	~~%~~

~~From and after the first anniversary of the Closing Date up to but not including the second anniversary of the Closing Date~~	~~1.0~~	~~%~~

~~From and after the second anniversary of the Closing Date up to but not including the third anniversary of the Closing Date~~	~~0.25~~	~~%~~

~~From and after the third anniversary of the Closing Date~~	~~0~~	~~%~~

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(f) ~~(e)~~ The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.11 a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and to the extent practicable, at least three days’ prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the principal amount of each Loan (or portion thereof) to be prepaid, and, if applicable, the Applicable Prepayment Premium or Change of Control Prepayment Premium due in connection with such prepayment. All prepayments of Loans under this Section 2.11 shall be subject to Section  2.11(~~f~~g), Section 2.11(~~g~~h), Section 2.11(j) and Section 2.13 and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment. For the avoidance of doubt, no Applicable Prepayment Premium or Change of Control Prepayment Premium shall be due on (i) interest (other than, for the avoidance of doubt, PIK Interest on the Initial Term Loans and the 2016 Term Loans that has been capitalized and added to principal~~) or any amount~~ of such Initial Term Loans or 2016 Term Loans, as applicable) or amounts other than the principal amount of the ~~Loans so prepaid~~Initial Term Loans or 2016 Term Loans so prepaid, (ii) any principal on the Revolving Loans or Incremental Loans, (iii) any amount or Obligations other than the principal amount of the Initial Term Loans or 2016 Term Loans so prepaid or (iv) any Revolving Loan Commitments, 2016 Term Loan Commitments or Incremental Commitments that are reduced or terminated. Subject to Section 2.11(j), all prepayments of the Term Loans pursuant to paragraphs (b), (c), (d) or (e), as applicable, of this Section 2.11, shall be applied to the outstanding Initial Term Loans and the 2016 Term Loans (and, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) on a pro rata basis.

(g) ~~(f)~~ Notwithstanding anything to the contrary herein, any Lender may elect, by notice to the Borrower, prior to any prepayment of Loans or an offer to prepay the Term Loans required to be made by the Borrower pursuant to paragraph ~~(a), (b), (c) or (d), as applicable, of this Section  2.11,~~ (b), (c) (d) or (e), as applicable, of this Section 2.11 (other than, in the case of clause (d), a prepayment of all Loans in connection with a refinancing in full thereof), to decline all (but not a portion) of its pro rata share of such prepayment (such declined amounts, the “Declined Proceeds”). Any Declined Proceeds shall be offered on a pro rata basis to the ~~Lenders~~Term Loan Lenders (with respect to their remaining Term Loans only (but, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) not so declining such prepayment. To the extent such non-declining Term Loan Lenders elect to decline their pro rata shares of such Declined Proceeds, such Declined Proceeds may be retained by the Borrower.

(h) ~~(g)~~ With respect to any prepayment of Initial Term Loans or 2016 Term Loans (including capitalized PIK Interest thereof) required to be made by the Borrower pursuant to paragraph (~~d),~~e) of this Section 2.11, the Borrower shall pay the Change of Control Prepayment Premium (if any) determined for the prepayment date with respect to such principal amount of Initial Term Loans or 2016 Term Loans, as applicable, paid.

(i) ~~(h)~~ With respect to any prepayment of Initial Term Loans or 2016 Term Loans (including capitalized PIK Interest thereof) required to be made by the Borrower pursuant to paragraph (~~c~~d) of this Section 2.11 or Article VII (other than on account of an acceleration resulting solely from a breach of Section 6.10), the Borrower shall pay the Applicable Prepayment Premium determined for the prepayment date with respect to such principal amount of Initial Term Loans or 2016 Term Loans, as

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applicable, paid. For the avoidance of doubt, no Applicable Prepayment Premium, Change of Control Prepayment Premium or any other prepayment premium shall be required to be paid with respect to any prepayment pursuant to paragraphs (a) ~~or (b) of this Section 2.11.~~, (b) or (c) of this Section 2.11 or Section 7.02 or with respect to any prepayment, repayment or payment of the Revolving Loans (or in connection with any reduction in, or termination of, the Revolving Loan Commitments), or the Incremental Loans (or in connection with any reduction in, or termination of, the Incremental Commitments).

(j) Notwithstanding anything to the contrary herein, subject to Section 2.10(c), in the event the aggregate outstanding principal amount of the Term Loans is $15,000,000 or less or any repayment or prepayment (optional, mandatory or otherwise) of the Term Loans will cause the outstanding principal amount to be $15,000,000 or less, each amount required to be applied pursuant to Section 2.10(a)(i) and paragraphs (b), (c), (d) or (e) of this Section 2.11 shall be applied (i) first, to permanently prepay the Term Loans in such an amount that would cause the outstanding principal amount of the Term Loans to equal $15,000,000, (ii) second, to permanently repay any outstanding Revolving Loans (provided that each such repayment shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender) until the outstanding principal amount of Revolving Loans is zero, (iii) third, to permanently reduce the Unutilized Revolving Loan Commitment until the Total Revolving Loan Commitment is zero (it being understood that cash equal to the amount of the Unutilized Revolving Loan Commitment so reduced may be retained by the Borrower and shall not be required to prepay the Term Loans pursuant to Section 2.11(j)(iv)), and (iv) thereafter, to permanently prepay the remaining outstanding principal amount of the Initial Term Loans and the 2016 Term Loans (and, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) on a pro rata basis.

SECTION 2.12. Reserve Requirements; Change in Circumstances.

(a) Notwithstanding any other provision of this Agreement, if any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or shall impose on such Lender any other condition affecting this Agreement or Loans made by such Lender; or

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, upon written demand, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender shall have reasonably determined that any Change in Law regarding capital adequacy or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s

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holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section 2.12 shall be delivered to the Borrower and shall be prima facie evidence absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 Business Days after its receipt of the same.

(d) Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender under paragraph (a) or (b) of this Section 2.12 with respect to increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies in writing the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). The protection of this Section 2.12(d) shall be available to each Lender and regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

(e) Notwithstanding anything to the contrary, in the event that the Administrative Agent shall have reasonably determined that dollar deposits in the principal amounts of the Loan are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the majority of Lenders of making or maintaining loans at the three-month London Interbank Offered Rate, or that reasonable means do not exist for ascertaining the Libor Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the Lenders (a “LIBOR Unavailability Notice”). In the event of any such reasonable determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, interest on the Loan shall accrue by reference to the Alternate Base Rate. Each determination by the Administrative Agent under this Section 2.12(e) shall be prima facie evidence absent manifest error.

SECTION 2.13. Indemnity. Subject to the limitations set forth in Section 9.05(b) and the time period for payment set forth in Section 9.05(e), the Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of any default by the Borrower in the making of any payment or prepayment required to be made hereunder. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.13 shall be delivered to the Borrower and shall be prima facie evidence absent manifest error.

SECTION 2.14. Pro Rata Treatment. Except as otherwise provided in this Agreement the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, the Administrative Agent shall distribute such payment to the Lenders entitled thereto (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received. This Section 2.14 is subject to Section  ~~2.19.~~2.20.

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SECTION 2.15. Ratable Sharing. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (but excluding any sale or participation of its Loans to a Person other than the Borrower or an Affiliate thereof, which shall be included), obtain payment (voluntary or involuntary) in respect of any principal of any Loan as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall (a) notify the Administrative Agent of such fact and (b) be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.15 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower and Holdings expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim or other event with respect to any and all moneys owing by the Borrower and Holdings to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

SECTION 2.16. Payments.

(a) Except with respect to any PIK Interest pursuant to Section 2.06, the Borrower shall make each payment (including principal of or interest on any Loan or any Fees or other amounts) hereunder and under any other Loan Document not later than 11:00 a.m., Local Time, on the date when due in immediately available Dollars, without setoff, defense (other than the defense of payment) or counterclaim. Subject to Section  ~~2.19,~~2.20, each such payment shall be made to the Administrative Agent for distribution to the Lenders or other appropriate Person. Each such payment that is payable to a Lender shall be paid directly to such Lender at the office identified on Schedule 2.01 for such Lender or as otherwise directed by such Lender in writing from time to time, and each such payment that is payable to the Administrative Agent or the Collateral Agent shall be paid directly to the Administrative Agent or Collateral Agent, as applicable, at their respective offices identified on Schedule 2.01 or as otherwise directed by the Administrative Agent or Collateral Agent, as applicable, in writing from time to time.

(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Loan or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

SECTION 2.17. Taxes.

(a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable

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Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Holdings and the Borrower shall, or shall cause each of the Loan Parties to, timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Administrative Agent has not already been indemnified by any of the Loan Parties for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, the Borrower shall, or shall cause such Loan Party to, deliver to the Administrative Agent or the applicable Lender, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the applicable Lender, as the case may be.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the applicable Withholding Agent such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall

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deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17 (ii)(A), (ii)(B) and ()(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, any Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that (A) such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (B) the interest payments in question are not effectively connected with a U.S. trade or business conducted by such Foreign Lender (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E;

(iv) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership), executed originals of IRS Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, W-8BEN-E, U.S. Tax Compliance Certificate, Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if one or more direct or indirect beneficial owners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender shall provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect beneficial owner; or

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(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(D) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If the Administrative Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this

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paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such Tax had never been paid.

(h) Nothing contained in this Section 2.17 shall require any Lender (or any transferee or assignee) or either Agent to make available any of its Tax Returns or any other information that it deems to be confidential or proprietary.

SECTION 2.18. Assignment of Loans Under Certain Circumstances; Duty to Mitigate.

(a) Notwithstanding anything to the contrary set forth in this Agreement, in the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.12, (ii) the Borrower is required to pay any Indemnified Taxes or any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.17 or (iii) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, and, in the case of clause (i) or (ii), such Lender has declined or is unable to designate a different lending office in accordance with Section 2.18(b) that would not require such compensation or requirement to pay such amounts, the Borrower, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, may require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.17) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that, (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender, plus all Fees and other amounts that have accrued and have earned for the account of such Lender hereunder with respect thereto (including any amounts under Section 2.12 and Section 2.13); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.12 or the amounts paid pursuant to Section 2.17, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital or cease to result in amounts being payable under Section 2.17, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) of this Section 2.18), or if such Lender shall waive its right to claim further compensation under Section 2.12 in respect of such circumstances or event or shall waive its right to further payments under Section 2.17 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder; provided, however, that any prior transfer or assignment shall still be in full force and effective. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.18.

(b) If (i) any Lender shall request compensation under Section 2.12 or (ii) the Borrower is required to pay any Indemnified Taxes or any additional amount to any Lender or any Governmental

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Authority on account of any Lender pursuant to Section 2.17, then such Lender shall (at the request of the Borrower) use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) to assign (at the request of the Borrower) its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.12 or would reduce amounts payable pursuant to Section 2.17, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

SECTION 2.19. Voluntary Termination of Unutilized Revolving Loan Commitments. Upon at least 3 Business Days’ prior written notice to the Administrative Agent, the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment in whole, or reduce it in part, pursuant to this Section 2.19, in an integral multiple of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender.

SECTION 2.20.~~SECTION 2.19.~~ Obsidian Agency Services as Administrative Agent. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, at any time that Obsidian Agency Services, Inc. serves as the Administrative Agent hereunder, (a) the Lenders shall directly fund the Loans to the Borrower, (b) each Lender shall provide wire instructions to the Borrower with respect to payments to be received from the Borrower hereunder and the Borrower shall directly make any payments required or permitted hereunder to the Lenders and (c) neither the Lenders nor the Borrower shall remit any funds to the Administrative Agent to forward to another party hereunder.

SECTION 2.21.~~SECTION 2.20.~~ Tax Treatment.

(a) Holdings, the Borrower and each of the Lenders agree, (i) that the Loans are debt for U.S. federal income tax purposes, (ii) that the Initial Term Loans are issued with original issue discount (“OID”) solely on account of the PIK Interest and value allocated to the Warrants under Section ~~2.20~~2.21(b), (iii) that the ~~Loans~~2016 Term Loans are issued with OID solely on account of the PIK Interest, (iv) that the Initial Term Loans and 2016 Term Loans, as applicable, are not governed by the rules set out in Treasury Regulations Section 1.1275-4 and (~~iv~~v) not to file any Tax Return, report or declaration inconsistent with the foregoing, except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any corresponding provision of state, local or foreign tax law).

(b) In connection with the Initial Term Loans, each of the Initial Term Loan Lenders is receiving Warrants on the Closing Date. The Initial Term Loans and Warrants are considered to be the issuance of an “investment unit” under Section 1273(c)(2) of the Code, and the parties agree that the aggregate fair market value of the Warrants shall be $1,060,000 for purposes of the investment unit allocation rules under Section 1273(c)(2) of the Code. The Borrower and each of the Lenders agree to report in a manner that is consistent with this allocation for all tax purposes.

(c) The inclusion of this Section ~~2.20~~2.21 is not an admission by any Lender that it is subject to United States taxation.

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SECTION 2.22.~~SECTION 2.21.~~ AHYDO. Notwithstanding anything herein to the contrary, if (1) the Initial Term Loans remain outstanding after the fifth anniversary of the initial issuance thereof and (2) the aggregate amount of the accrued but unpaid interest on the Initial Term Loans (including any amounts treated as interest for U.S. federal income tax purposes, such as “original issue discount”) as of any Testing Date occurring after such fifth anniversary exceeds an amount equal to the Maximum Accrual, then all such accrued but unpaid interest on the Initial Term Loans (including any amounts treated as interest for U.S. federal income tax purposes, such as “original issue discount”) as of such time in excess of an amount equal to the Maximum Accrual shall be paid in cash by the Borrower to the Lenders on such Testing Date, it being the intent of the parties hereto that the deductibility of interest under the Initial Term Loans shall not be limited or deferred by reason of Section 163(e)(5) and Section 163(i) of the Code. For these purposes, the “Maximum Accrual” is an amount equal to the product of such Initial Term Loans’ issue price (as defined in Code Sections 1273(b) and 1274(a)) and their yield to maturity, and a “Testing Date” is the date on which any “accrual period” (within the meaning of Section 1272(a)(5) of the Code) closes.

SECTION 2.23.~~SECTION 2.22.~~ Incremental Facility.

(a) From time to time after the Closing Date, but not more than ~~three~~two occasions during the term of the Loans, Borrower may by written notice to the Administrative Agent, elect prior to the Maturity Date, the establishment of one or more new term loan commitments (the “Incremental Commitments”), by (1) an amount not in excess of $~~25,000,000~~20,000,000 in the aggregate and (2) and not less than $1,000,000 individually (or such lesser amount which shall either (x) be approved by the Administrative Agent (which approval shall not be unreasonably delayed, withheld or conditioned) or (y) constitute the difference between $~~25,000,000~~20,000,000 and all such Incremental Commitments obtained prior to such date), and integral multiples of $1,000,000 in excess of that amount (or such lesser amount which shall either (x) be approved by the Administrative Agent (which approval shall not be unreasonably delayed, withheld or conditioned) or (y) constitute the difference between $~~25,000,000~~20,000,000 and all such Incremental Commitments obtained prior to such date). Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Borrower determines that the Incremental Commitments shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period as shall be reasonably acceptable to the Administrative Agent) and (B) the identity of each Lender or other Person (each of which must be an Eligible Incremental Lender) (each, an “Incremental Lender”) to whom Borrower proposes any portion of such Incremental Commitments be allocated and the amounts of such allocations; provided, that each existing Lender shall first be afforded, by written notice to the Administrative Agent (which notice shall be promptly forwarded by the Administrative Agent to the applicable existing Lenders and the Administrative Agent agrees to promptly forward such notice to the Lenders prior to the Increased Amount Date, but any failure to deliver such notice shall not prevent the above-mentioned ten (10) Business Day period from running after the Administrative Agent has received such notice), the opportunity to provide its Loan Commitment Percentage of any Incremental Commitments, as applicable; provided, further, that any Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide an Incremental Commitment. Each Lender may elect to provide all or a portion of its Loan Commitment Percentage of any Incremental Commitments, as applicable, by providing written notice (each, an “Acceptance Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. Local Time ten (10) days after the date of the Administrative Agent’s receipt of notice from the Borrower. Each Acceptance Notice from a given Lender shall specify the principal amount of the Incremental Commitment to be provided by such Lender. If a Lender fails to deliver an Acceptance Notice to the Administrative Agent within the time frame specified above or such Acceptance Notice fails to specify the principal amount of the Incremental Commitments to be provided, any such failure will be deemed a rejection of the opportunity to provide any portion of the Incremental Commitment, and the Borrower

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may have other Persons provide the remaining uncommitted portion of the Incremental Commitments. Such Incremental Commitments shall become effective as of such Increased Amount Date; provided that after giving effect to the making of any Incremental Loans and the use of proceeds thereof, (I) no Default or Event of Default shall have occurred and be continuing under any of the Loan Documents; (II) each of the representations and warranties set forth in Article III shall remain true and correct in all material respects (without duplication of any materiality qualifiers contained therein); and (III) the Consolidated Leverage Ratio, calculated on a pro forma basis for the last twelve month period for which financial statements have been (or were required to be) delivered pursuant to Sections 5.04 (a) or (b) and after giving effect to any Permitted Acquisitions or Investments permitted under the Loan Documents or prepayments of the Loans, shall be no greater than 0.74:1.00. The Incremental Commitments, as applicable, shall be effected pursuant to one or more amendments (each, an “Incremental Loan Amendment”) executed and delivered by Borrower, the Incremental Lender and the Administrative Agent and each of which shall be recorded in the Register (provided that the Administrative Agent agrees to execute and deliver any Incremental Loan Amendment satisfying the requirements of this Section ~~2.22~~2.23 and otherwise in compliance with the terms of this Agreement).

(b) Any Incremental Loans made on an Increased Amount Date shall be designated a separate Tranche of Incremental Loans for all purposes of this Agreement. On any Increased Amount Date on which any Incremental Commitments are effected, subject to the satisfaction or waiver of the foregoing terms and conditions, (i) each Incremental Lender shall make a term loan to Borrower (an “Incremental Loan”) in an amount equal to its Incremental Commitment, and (ii) each Incremental Lender shall become a Term Loan Lender and a Lender hereunder with respect to the Incremental Commitment and the Incremental Loans made pursuant thereto.

(c) The Administrative Agent shall notify the Lenders promptly upon receipt of Borrower’s notice of each Increased Amount Date and in respect thereof the Incremental Commitments and the Incremental Lenders.

(d) The terms and provisions of the Incremental Loans and Incremental Commitments shall be as agreed between Borrower and the Incremental Lenders providing such Incremental Loans and Incremental Commitments and except as otherwise permitted pursuant to this clause (e), shall be either on terms (x) substantially consistent (taken as a whole) with the Initial Term Loans made on the Closing Date or (y) no more favorable (taken as a whole) to the Incremental Lenders than the terms applicable to the Initial Term Loans made on the Closing Date. In any event:

(i) the Incremental Loans shall rank pari passu in right of payment and be equal with respect to security with the Initial Term Loans ~~made on the Closing Date~~, the 2016 Term Loans and the Revolving Loans;

(ii) the Weighted Average Life to Maturity of the Incremental Loans shall be no shorter than the Weighted Average Life to Maturity of the Initial Term Loans made on the Closing Date (except by virtue of prepayment of such Loans prior to the time of such incurrence);

(iii) the final maturity date of the Incremental Loans shall be no earlier than the Maturity Date of the Initial Term Loans ~~made on the Closing Date~~, the 2016 Term Loans and the Revolving Loans;

(iv) at the option and agreement of the Borrower and the Incremental Lenders, the Incremental Loans may share ratably in right of prepayment with the Initial Term Loans ~~on~~and the ~~Closing Date~~2016 Term Loans pursuant to Sections 2.10 and 2.11 or otherwise; and

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(v) the all-in yield applicable to such Incremental Loans (including interest rate margins and interest rate floors with respect to such Incremental Loans (based on the lesser of a four-year average life to maturity and the remaining life to maturity) (but only to the extent an increase in the interest floor in the Initial Term Loans ~~made on the Closing Date~~ would cause an increase in the interest rate then in effect hereunder, and in such case, the interest rate floor (but not the interest rate margin) applicable to such Initial Term Loans ~~made on the Closing Date~~ shall be increased to the extent of such differential above the 0.50% threshold below between interest rate floors), but excluding arrangement, structuring, underwriting, amendment or other fees paid or payable to the Administrative Agent, the Collateral Agent, the Lenders on the Closing Date or their Affiliates or that are not generally paid to all lenders of such type of indebtedness) shall not be greater than the corresponding all-in yield applicable to the Initial Term Loans ~~made on the Closing Date~~ plus 0.50% per annum (any such amount in excess of such 0.50% threshold, the “Excess Rate”) unless the interest rate margin with respect to the Initial Term Loans ~~made on the Closing Date~~ are increased by an amount equal to the Excess Rate.

(e) Each Incremental Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable and mutual opinion of the Agents and Borrower to effect the provision of this Section ~~2.22,~~2.23, and for the avoidance of doubt, this Section ~~2.22~~2.23 shall supersede any provisions in Sections 2.14 or 9.08 to the contrary.

(f) The Incremental Loans and Incremental Commitments extended or established pursuant to this Section ~~2.22~~2.23 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the Security Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure or demonstrate that the Lien and security interests granted in the Collateral by the Security Documents continue to be perfected under the Uniform Commercial Code or otherwise after giving effect to the extension or establishment of any such Incremental Loans or any such Incremental Commitments.

ARTICLE III

Representations and Warranties

In order to induce the Lenders to enter into this Agreement and to make the Loans, each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders on the Closing Date and at the time of making the 2016 Term Loans, any Incremental Loan or Revolving Loan, as applicable, after the Closing Date that:

SECTION 3.01. Organization; Powers. Each of the Loan Parties and their respective Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is or will be a party and, in the case of the Borrower, to borrow Loans hereunder.

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SECTION 3.02. Authorization. The entering into the Loan Documents to which the Loan Parties are parties thereto (a) have been duly authorized by all requisite corporate or other entity and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) any provision of the certificate or articles of incorporation or other Organizational Documents or bylaws of Holdings, the Borrower or any Subsidiary, (C) any order of any Governmental Authority, except as would not reasonably be expected to have a Material Adverse Effect, or (D) any provision of any Contractual Obligation to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Contractual Obligation relating to Material Indebtedness to which Holdings, the Borrower or any Subsidiary is a borrower or guarantor party thereunder or by which any of them or any of their property is or may be bound as a borrower or guarantor thereunder, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents~~, or to the extent in existence at such time, under the Revolving Loan Documents~~).

SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.04. Governmental Approvals; Third Party Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or any other Person is or will be required in connection with entering into the Loan Documents to which the Loan Parties are parties thereto, except for (a) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages, (c) such as have been made or obtained and are in full force and effect, and (d) those the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.05. Financial Statements.

(a) The Borrower has heretofore furnished to the Administrative Agent (i) audited consolidated or combined, as applicable, balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2012, audited by and accompanied by the opinion of Moss Adams LLP, independent public accountants, (ii) unaudited consolidated or combined, as applicable, balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for each fiscal quarter after December 31, 2012 and ended 46 days before the Closing Date and (iii) unaudited consolidated or combined, as applicable, balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for each fiscal month after December 31, 2012 and ended 31 days before the Closing Date and, in each case, certified by a Financial Officer of the Borrower. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the dates thereof required to be disclosed pursuant to GAAP. Such financial statements were prepared in accordance with GAAP (except (A) in the case of unaudited financial statements, for the lack of footnotes and being subject to year–end or quarter-end audit adjustments, as applicable, and (B) in respect of any monthly financial statements).

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(b) The consolidated forecasted balance sheet and related statements of income and cash flows of the Borrower and its Subsidiaries have been delivered to the Administrative Agent on or prior to the Closing Date and (a) have been prepared on good faith estimates and assumptions believed by the Loan Parties to be reasonable as of the date of such projections and as of the Closing Date, and (b) present fairly, in all material respects, the consolidated financial position and results of operations of the Borrower and its Subsidiaries described therein as of such date and for such periods set forth therein, on a pro forma basis assuming that the Transactions contemplated hereby had occurred at such dates (it being understood and agreed that (x) any financial or business projections or forecasts furnished are subject to significant uncertainties and contingencies, which may be beyond the control of any Loan Party, (y) no assurance is given by any Loan Party that the results or forecast in any such projections will be realized and (z) the actual results may differ from the forecast results set forth in such projections and such differences may be material).

SECTION 3.06. Title to Properties; Possession Under Leases.

(a) Each of the Loan Parties and their respective Subsidiaries has good and marketable title to, or valid leasehold interests in, substantially all its properties and assets, except for minor defects in title that do not interfere in any material respects with its ability to conduct its business as currently conducted or except as would not reasonably be expected to have a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

(b) Each of the Loan Parties and their respective Subsidiaries has complied with its obligations under all leases (with respect to properties that are material to the business of the Loan Parties and their respective Subsidiaries taken as a whole) to which it is a party and all such leases are in full force and effect, in each case, except where the failure to comply or to be in full force or effect would not reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties and their respective Subsidiaries enjoys peaceful and undisturbed possession under all such leases, except for Liens permitted by Section 6.02.

SECTION 3.07. Subsidiaries; Ownership Interests.

(a) Schedule 3.07(a) sets forth as of the ~~Closing~~Second Amendment Effective Date a list of all Subsidiaries of Holdings and the percentage ownership interest of Holdings, the Borrower and its Subsidiaries in such Subsidiaries of Holdings. As of the ~~Closing~~Second Amendment Effective Date, the shares of capital stock or other ownership interests so indicated on Schedule 3.07(a) are fully paid and non-assessable and are owned by Holdings, the Borrower or such Subsidiary, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents and non-consensual Liens permitted by Section 6.02(iv)). All outstanding Equity Interests of each of Borrower and its Subsidiaries, as of the ~~Closing~~Second Amendment Effective Date, are duly and validly issued. All of the issued and outstanding Equity Interests of the Borrower are legally and beneficially owned and Controlled directly by Holdings.

(b) Except as set forth in Schedule 3.07(c), the Borrower does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreement of any character calling for the purchase or issuance of any Equity Interests of the Borrower or any securities representing the right to purchase or otherwise receive any Equity Interests of the Borrower.

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(c) The capitalization table attached as Exhibit F to this Agreement accurately reflects the ownership interests of SLS Breeze Holdings, Inc. (on a fully diluted basis) both immediately prior to and immediately following the Closing Date.

(d) In connection with the Acquisition, Holdings has received the cash equity contribution (inclusive of rollover equity) in an aggregate amount of not less than $190,000,000, directly or indirectly, from the Permitted Holders and the other co-investors in SLS Breeze Holdings, Inc.

SECTION 3.08. Litigation; Compliance with Laws.

(a) Except as set forth on Schedule 3.08, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower, threatened in writing (including by email or other electronic means) against or affecting any of the Loan Parties or their respective Subsidiaries or any business, property or rights of any such Person that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) ~~None~~As of the Second Amendment Effective Date, none of the Loan Parties or their respective Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.09. Agreements. None of the Loan Parties or their respective Subsidiaries is in any material respect in default under or in violation of the performance of any of its obligations under any of its Organizational Documents.

SECTION 3.10. Federal Reserve Regulations.

(a) None of the Loan Parties or their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X.

SECTION 3.11. Government Regulation. None of the Loan Parties is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. None of the Loan Parties is subject to regulation under the Federal Power Act, the Interstate Commerce Act, the ICC Termination Act, as amended, or under any other federal or state statute or regulation that may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

SECTION 3.12. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the purposes specified in Section 5.08.

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SECTION 3.13. Tax Returns. Each of the Loan Parties and their respective Subsidiaries has filed or caused to be filed all federal and material state, local and foreign Tax Returns required to have been filed by it and has paid or caused to be paid all Taxes due and payable by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the applicable Loan Party or Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP. ~~Except~~As of the Second Amendment Effective Date, except as would not reasonably be expected to have a Material Adverse Effect, no written claim has been asserted, with respect to any Taxes (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and for which the applicable Loan Party or Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP). From the date of the Borrower’s formation until the date of termination of the Borrower’s “S Corporation” status resulting from the Acquisition (the “Termination Date”), Borrower has qualified as an “S Corporation” within the meaning of Section 1361 of the Code and, unless otherwise required by applicable law, under all state and local jurisdictions in which it is subject to income Tax (or franchise Tax in the nature of an income Tax). Each Subsidiary (if any) of the Borrower, from the date of its formation until the Termination Date, has either qualified as a “qualified subchapter S subsidiary” within the meaning of 1361(a)(3) of the Code or a “disregarded entity” within the meaning of Treasury Regulation Section 301.7701-2. Unless otherwise required by applicable law, the tax classification of the Borrower and each Subsidiary (if any) of the Borrower under all state and local jurisdictions have been at all times the same as their federal classification.

SECTION 3.14. No Material Misstatements. The information that the Loan Parties have provided, directly or indirectly, in writing, taken as a whole, to the Administrative Agent is not materially misleading and does not contain any material misstatement of fact or omit to state any material fact that is necessary to make the statements therein, in the light of the circumstances under which they were, not materially misleading as of the date such information is dated or certified.

SECTION 3.15. Employee Benefit Plans.

(a) Except as would not reasonably be expected to result in a Material Adverse Effect, each Employee Benefit Plan of the Borrower and its ERISA Affiliates is in compliance with its terms and the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, none of the Borrower or any ERISA Affiliate contributes to, participates in or in any way, directly or indirectly, has any liability with respect to any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including, without limitation, any “multiemployer plan” (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or any “single-employer plan” (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063, 4064 or 4069 of ERISA. There are no pending or threatened in writing (including by email or other electronic means) claims, sanctions, actions or lawsuits, asserted or instituted against any Employee Benefit Plan or any Person as fiduciary or sponsor of any such Employee Benefit Plan which could reasonably be expected to result in a Material Adverse Effect. Except as would not result in a Material Adverse Effect, none of the Borrower or any ERISA Affiliate has or could have any liability, whether for contributions, funding, benefits or otherwise, with respect to any Foreign Plan.

SECTION 3.16. Environmental Matters. None of the Loan Parties or their respective Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, except to the extent such failure could not reasonably be expected to result in a Material Adverse Effect, (ii) has become subject to any Environmental Liability that could reasonably be expected to result in a Material Adverse Effect, (iii)

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as of the Second Amendment Effective Date, has received notice of any written claim with respect to any Environmental Liability or (iv) as of the Second Amendment Effective Date, knows of any basis for any Environmental Liability, that could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.17. Insurance. Schedule 3.17 sets forth a true, complete and correct description of all material insurance maintained by the Loan Parties and their respective Subsidiaries as of the Closing Date. As of such date, such insurance is in full force and effect and all premiums have been duly paid. The Loan Parties and their respective Subsidiaries have insurance in such amounts and covering such risks and liabilities as are customary for companies of a similar size engaged in similar businesses in similar locations.

SECTION 3.18. Security Documents.

(a) The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and except with respect to any additional actions and documents that need to be entered into that are required under foreign law (with respect to any Equity Interests of a Foreign Subsidiary or assets or property located in a foreign jurisdiction) to create a legal, valid and enforceable security interest and (i) when the original Pledged Collateral (as defined in the Guarantee and Collateral Agreement), along with any necessary transfer documents or instruments, is delivered to the Collateral Agent, the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Collateral, in each case prior and superior in right to any other Person (in each case, other than (y) Liens ~~granted under the Revolving Loan Documents to the extent the Intercreditor Agreement provides such Liens prior or superior priority in right~~on cash collateral permitted pursuant to Section 6.02(xiv) and (z) non-consensual Liens permitted under Section 6.02(iv)), and (ii) (A) for Collateral with respect to which a security interest may be perfected only by possession or control, upon the taking of possession or control by the Collateral Agent of such Collateral, (B) when financing statements in appropriate form are filed in the offices specified on Schedule 3.18(a), (C) the actions described in clause (i) above with respect to Pledged Collateral and (D) upon taking (1) any other perfection action as may be required under the UCC or any other applicable law and (2) any other action (including creation action) as may be required under foreign law, the Lien on the Collateral created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than federally registered copyrights) in which a security interest may be perfected pursuant to Article 9 of the UCC, in each case prior and superior in right to any other Person, other than with respect to Liens permitted by Section 6.02.

(b) Upon the recordation of the fully-executed Guarantee and Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Borrower and the Collateral Agent) with the United States Copyright Office, the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the federally registered Copyrights (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by filing in the United States, in each case prior and superior in right to any other Person, other than with respect to Liens permitted by Section 6.02 (it being understood that subsequent recordings in the United States Copyright Office may be necessary to perfect a Lien on registered copyrights acquired by the Loan Parties after the date hereof).

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SECTION 3.19. Location of Real Property and Leased Premises.

(a) Schedule 3.19(a) lists completely and correctly as of the ~~Closing~~Second Amendment Effective Date all real property owned by each Loan Party and their respective Subsidiaries and the addresses thereof. As of the ~~Closing~~Second Amendment Effective Date, the Loan Parties and their Subsidiaries own in fee all the real property set forth on Schedule 3.19(a).

(b) Schedule 3.19(b) lists completely and correctly as of the ~~Closing~~Second Amendment Effective Date all real property leased by each Loan Party and their respective Subsidiaries and the addresses thereof. As of the ~~Closing~~Second Amendment Effective Date, the Borrower and the Subsidiaries have a valid leasehold interest in all the real property set forth on Schedule 3.19(b) that is material to the ordinary conduct of its business, except where failure to have such a valid leasehold interest could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.20. Labor Matters. As of the ~~Closing Date~~Second Amendment Effective Date, except as would not reasonably be expected to have a Material Adverse Effect, there are no strikes, lockouts or slowdowns against any of the Loan Parties pending or, to the knowledge of Holdings or the Borrower, threatened (in writing (including by email or other electronic means)). The hours worked by and payments made to employees of the Loan Parties or their Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any of the Loan Parties or their Subsidiaries, or for which any claim has been made against any of the Loan Parties or their Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Loan Parties or their Subsidiaries. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any of the Loan Parties or their Subsidiaries is bound.

SECTION 3.21. Solvency. Immediately ~~after the consummation of the Transactions to occur on the Closing Date and immediately~~ following the making of ~~the Loans and the Revolving~~any Loans and immediately after giving effect to the application of ~~the~~any proceeds ~~of the Loans and the Revolving Loans used on the Closing Date~~thereof, (a) the fair value of the assets (measured on a going concern basis) of the Loan Parties and their respective Subsidiaries on a consolidated basis, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property (measured on a going concern basis) of the Loan Parties and their respective Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties and their respective Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties and their respective Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the ~~Closing Date~~ making of such Loan. Such foregoing determination has been made by the chief executive officer, chief financial officer or other Financial Officer, if any, of the Borrower and is based on such officer’s actual knowledge and such officer has not conveyed any information to the contrary to any other Person at any time on the date that this representation and warranty is being made or deemed made.

SECTION 3.22. No Material Adverse Effect. Since December 31, 2012, there has been no development or event, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

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SECTION 3.23. Sanctioned Persons. None of the Loan Parties or their respective Subsidiaries nor, to the knowledge of Holdings or the Borrower, any director, officer, agent, employee or Affiliate of any of the Loan Parties or any of their respective Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); the Borrower will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

SECTION 3.24. Financial Advisors. Except as set forth in Schedule 3.24, no agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee from any Loan Party or any of the Loan Parties’ Subsidiaries with respect to this Agreement or any of the other Loan Documents or any of the Transactions occurring on the Closing Date, and the Borrower hereby indemnifies (subject to the same carve-outs that are in Section 9.05) the Lenders and the Administrative Agent against, and agrees that it will hold the Lenders and the Administrative Agent harmless from, any claim, demand or liability for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable and documented out-of-pocket fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability, in each case, in accordance with Section 9.05.

SECTION 3.25. Foreign Assets Control Regulations, Etc.

(a) Neither the borrowing of the Loans by the Borrower hereunder nor its use of the proceeds thereof will violate (i) the United States Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (iii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) (the “Terrorism Order”) or (iv) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001). No part of the proceeds from the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(b) No Loan Party and no Subsidiary of a Loan Party (i) is or will become a “blocked person” as described in Section 1.01 of the Terrorism Order or (ii) to its actual knowledge engages or will engage in any dealings or transactions, or is otherwise associated, with any such blocked person.

(c) Each of the Loan Parties and its Affiliates are in compliance, in all material respects, with the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001).

SECTION 3.26. Deposit Accounts; Securities Accounts. Set forth on Schedule 3.26 is a listing of all of the Loan Parties’ Deposit Accounts and Securities Accounts, in each case, as of the ~~Closing~~Second Amendment Effective Date including, with respect to each bank or securities intermediary, (a) the name and address of such Person, (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person, and (c) the relevant Loan Party or Loan Parties.

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SECTION 3.27. Indebtedness. No Loan Party or Subsidiary of any Loan Party has any liability for any Indebtedness other than the Indebtedness permitted under Section 6.01.

SECTION 3.28. Intellectual Property; Copyright Matters.

(a) Except as set forth on Schedule 3.28(a) or as ~~thereafter otherwise disclosed in writing to the Administrative Agent~~of the most recent date disclosures by the Borrower ~~as~~are required ~~by~~to be delivered pursuant to Section 5.04(d), no Loan Party and no Subsidiary of any Loan Party owns any registered patents, patent applications, registered trademarks, trademark applications, registered trade names, registered service marks, service mark applications, registered copyrights or copyright applications. ~~Each~~As of the most recent date disclosures by the Borrower are required to be delivered pursuant to Section 5.04(d), each Loan Party and each of the Loan Parties’ respective Subsidiaries owns directly, or is entitled to use by license (listed on Schedule 3.28(a)) or otherwise, all Intellectual Property material to the conduct of such Loan Party’s businesses. All items listed on Schedule 3.28(a) and ~~the further items disclosed~~as of the most recent date disclosures by the Borrower are required to be delivered pursuant to Section 5.04(d) are and, at all times thereafter that this representation is made (except to the extent no longer deemed material to the conduct of the business of the Loan Parties and the Loan Parties’ Subsidiaries in the good faith business judgment of the Loan Parties), will be: (a) subsisting and have not been adjudged invalid or unenforceable, in whole or part; (b) to the extent that can be reasonably anticipated, valid, in full force and effect and not in known conflict with the rights of any Person, in each case and (c) free and clear of all Liens, security interests, or other encumbrances other than Liens permitted by Section 6.02. Each Loan Party and each of the Loan Parties’ Subsidiaries has made all filings and recordings such Loan Party or Subsidiary deems necessary in the exercise of reasonable and prudent business judgment to protect its interest in the Intellectual Property of such Loan Party or Subsidiary material to the conduct of such Loan Party’s businesses in the United States Patent and Trademark Office, and the United States Copyright Office, as appropriate. Except for not making filings or recordings in its exercise of such judgment, each Loan Party and each of the Loan Parties’ Subsidiaries has performed all material acts and has paid all material required fees and taxes to maintain each and every item of the Intellectual Property of such Loan Party or Subsidiary in full force and effect, except such items of Intellectual Property as are no longer deemed material to the conduct of the businesses of the Loan Parties and the Loan Parties’ Subsidiaries in the reasonable business judgment of the Loan Parties. ~~There~~As of the Second Amendment Effective Date, there are no pending or, to the knowledge of the Loan Parties, threatened in writing (including by email or other electronic means) applications, proceedings or litigation, which, if successful, could reasonably be expected to materially and adversely affect any Intellectual Property of any Loan Party or any of its Subsidiaries material to the conduct of such Loan Party’s or such Subsidiaries’ businesses, and, to the knowledge of the Loan Parties, no Person is infringing, misusing, violating or breaching such Intellectual Property in any material respect. ~~Neither~~As of the Second Amendment Effective Date, neither any Loan Party nor any of its Subsidiaries has received written notice of any claim of infringement, misuse, violation or breach by such Loan Party or any of its Subsidiaries of any Intellectual Property owned or controlled by another Person which infringement, misuse, violation or breach could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. ~~To~~As of the Second Amendment Effective Date, to the actual knowledge of Holdings and the Borrower, no Loan Party and no Subsidiary of any Loan Party is in breach of or default under the provisions of any of the foregoing, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute, or result in a conflict, breach, default or event of default under, any of the foregoing that reasonably could be expected to result in, either individually or in the aggregate, a Material Adverse Effect.

SECTION 3.29. Activities of Holdings. Holdings is not engaged in any activities other than those activities permitted by Section 6.13.

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ARTICLE IV

Conditions of Lending

SECTION 4.01. Conditions Precedent to Closing.

The obligations of the Lenders to make the Initial Term Loans hereunder on the Closing Date are subject to the satisfaction or waiver of the following conditions on the Closing Date:

(a) Loan Party Documents. The Administrative Agent shall have received the following from or with respect to each Loan Party:

(i) A copy of the certificate or articles of incorporation or organization, including all amendments thereto, certified as of a recent date by either the Secretary of State of the state of its organization or such Governmental Authority, and, to the extent readily available with respect to franchise Taxes, a certificate certifying that such Loan Party has paid all franchise Taxes due and payable on or prior to the date of such certificate and such Loan Party is duly organized and in good standing under the laws of such jurisdiction;

(ii) A certificate of the Secretary, Assistant Secretary or other Responsible Officer of each Loan Party dated the Closing Date and certifying (A) that attached thereto are true and complete copies of the Organizational Documents of such Loan Party as in effect on the Closing Date and at all times since a date on or prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents and, in the case of the Borrower, the borrowing of the Initial Term Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter or articles or certificate of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Documents or any other document delivered in connection herewith on behalf of such Loan Party;

(iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(iv) executed originals (or photocopies with originals to follow after the Closing Date) of the Loan Documents to which such Person is a party;

(v) ~~an executed original (or photocopies with originals to follow after the Closing Date) of the Intercreditor Agreement;~~[reserved];

(vi) executed copies of the Acquisition Agreement and any exhibits, schedules and documents related thereto; and

(vii) executed copies of all Related Documents as in effect on the Closing Date, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(b) Fees. The Administrative Agent and the Lenders shall have received all Fees and other amounts due and payable on or prior to the Closing Date that are required to be paid under the Loan Documents, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

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(c) Intentionally Omitted.

(d) Representations and Warranties; Performance of Agreements. (i) The representations and warranties in Article III shall be true and correct in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date), (ii) the Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by the Administrative Agent, and (iii) the Borrower shall have delivered to the Administrative Agent an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the accuracy of each of clause (i) and clause (ii); provided that, if a representation and warranty, covenant or condition is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty, covenant or condition for purposes of this condition.

(e) Financial Statements. The Administrative Agent shall have received the financial statements and audit opinion referred to in Section 3.05(a).

(f) Intentionally Omitted.

(g) Solvency Certificate. The Administrative Agent shall have received a solvency certificate from a Financial Officer of Holdings or the Borrower, substantially in the form of Exhibit G hereto.

(h) Opinions of Counsel to the Loan Parties. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, a favorable written opinion of Kirkland & Ellis LLP, counsel for the Loan Parties (A) dated the Closing Date, (B) addressed to the Administrative Agent, the Collateral Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request and that are customary to cover in transactions of this type, and the Borrower hereby requests such counsel to deliver such opinions.

(i) Evidence of Insurance. The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02.

(j) Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, etc. All requisite Governmental Authorities and other material third parties shall have approved or consented to the Transactions to the extent required, all applicable appeal periods shall have expired and there shall not be any pending or threatened litigation, governmental, administrative or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose materially burdensome conditions on the Transactions.

(k) Intentionally Omitted.

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(l) Security Interests.

(i) The Guarantee and Collateral Agreement shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect on the Closing Date. The Collateral Agent on behalf of the Secured Parties shall have been granted a security interest in the Collateral of the type and priority described herein and in the Guarantee and Collateral Agreement to the extent required thereby.

(ii) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Closing Date and duly executed by a Responsible Officer of the Borrower, and shall have received the results of a search of the UCC filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons as reasonably required by the Collateral Agent, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence reasonably satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been or will be contemporaneously released or terminated on the Closing Date. Such search results shall include copyright, patent and trademark searches, and copyright, patent and trademark filings or recordations, necessary in the Collateral Agent’s reasonable determination to perfect the Collateral Agent’s security interest in the Collateral as of the Closing Date to the extent such perfection can be obtained by (a) the filing of a financing statement (or similar document), (b) any copyright filing or recordation with the United States Copyright Office and (c) or any patent or trademark filing or recordation with the United States Patent and Trademark Office.

(iii) The Collateral Agent shall have received all certificates, agreements or instruments representing or evidencing the Pledged Collateral (as defined in the Guarantee and Collateral Agreement), accompanied by instruments of transfer and stock powers undated and endorsed in blank, in each case, that are required pursuant to the Guarantee and Collateral Agreement to have been delivered to the Collateral Agent on the Closing Date.

(m) Existing Debt. The Borrower shall have (i) consummated the Existing Debt Refinancing; (ii) delivered to the Administrative Agent a “pay-off” letter in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent with respect to all Indebtedness being refinanced in the Existing Debt Refinancing, (iii) delivered to the Administrative Agent all documents or instruments necessary to release all Liens securing the Indebtedness being repaid in connection with the Existing Debt Refinancing, and (iv) made arrangements reasonably satisfactory to the Administrative Agent and Collateral Agent with respect to the cancellation or cash collateralization or backstopping of any letters of credit outstanding in connection with the Existing Debt Refinancing or the issuance of letters of credit to support the obligations of Holdings and its Subsidiaries with respect thereto.

(n) The Administrative Agent shall have received a customary closing certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(o) Other Legal Matters.

(i) All corporate and other proceedings in connection with the Transactions contemplated by this Agreement and the other Loan Documents and all other agreements, documents and instruments incident to such Transactions shall be reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall have received all such certified or other copies of such documents as the Administrative Agent may reasonably request.

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(ii) The Administrative Agent and the Lenders shall have received all documentation and other information required by regulatory authorities under applicable “ know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act to the extent such documentation and other information has been requested in writing at least five (5) Business Days before the Closing Date.

(iii) All legal matters incident to this Agreement, the Initial Term Loans hereunder and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent.

(p) Funds Flow Memorandum. The Administrative Agent and the Borrower shall have agreed upon a funds flow memorandum duly executed by a Responsible Officer of the Borrower.

(q) Material Adverse Effect. Since December 31, 2012, there shall have occurred no Material Adverse Effect.

(r) Due Diligence. The Administrative Agent shall have completed a due diligence investigation of the Loan Parties in scope, and with results, reasonably satisfactory to the Administrative Agent, including without limitation, as to general affairs, environmental concerns, intellectual property, management, corporate structure, capital structure, other debt instruments, material contracts, governing documents, prospects, financial position, stockholders’ equity and results of operations, and the tax, accounting, legal, regulatory, environmental and other issues relevant to the Loan Parties, and shall have been given access during normal business hours and with reasonable advance written notice to the external independent auditors, management, records, books of account, contracts and properties of the Loan Parties and shall have received such financial, business and other information regarding the Loan Parties as it shall have requested.

(s) No Injunction. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the Transactions or the making of the Initial Term Loans hereunder.

(t) Notice of Borrowing. Prior to the making of the Initial Term Loans, the Administrative Agent shall have received a ~~Notice of Borrowing meeting the requirements of Section 2.02(c)~~notice of borrowing.

(u) Ownership of Intellectual Property. Except as otherwise mutually and reasonably agreed by the Administrative Agent and the Borrower, substantially all of the Intellectual Property that is material to the business of the Borrower shall be owned by the Loan Parties and their Subsidiaries.

In determining the satisfaction of the conditions specified in this Section 4.01, (y) to the extent any item is required to be satisfactory to any Lender, such item shall be deemed satisfactory to each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Closing Date that the respective item or matter does not meet its satisfaction and (z) in determining whether any Lender is aware of any fact, condition or event that has occurred and which would reasonably be expected to have a Material Adverse Effect, each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Closing Date of such fact, condition or event shall be deemed not to be aware of any such fact, condition or event on the Closing Date. Upon the

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Administrative Agent’s good faith determination that the conditions specified in this Section 4.01 have been met (after giving effect to the preceding sentence), then the Closing Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met. The conditions shall be deemed to have been satisfied on the date the Lenders provide the ~~Loans.~~ Initial Term Loans. For the avoidance of doubt, the conditions specified in this Section 4.01 were met on September 25, 2013.

~~Post Closing Obligations~~Conditions Precedent to Revolving Loans

. ~~As an accommodation to the Borrower~~ The obligation of each applicable Lender to make Revolving Loans, is subject, at the time of each such borrowing, to the satisfaction or waiver of the following conditions:

(a) No Default; Representations and Warranties. At the time of each borrowing hereunder and also after giving effect thereto (i) no Event of Default shall exist and be continuing and (ii) all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such borrowing (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition.

(b) No Injunction. No injunction or other restraining order shall have been issued and no hearing by any Person (other than any Secured Party or any Affiliate of a Secured Party) to cause an injunction or other restraining order to be issued shall be pending with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the making of Revolving Loans hereunder.

(c) Notice of Borrowing. Prior to the making of such Revolving Loans, the Administrative Agent ~~and the Lenders have agreed to execute this Agreement and to make Loans on the Closing Date notwithstanding the failure by the Borrower to satisfy the conditions set forth below on or before the Closing Date. In consideration of such accommodation, the Lenders agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, including those conditions set forth in Section 4.01, Holdings and the Borrower shall, and shall cause each other Loan Party to, satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (or such later date as agreed to by the Administrative Agent in its reasonable discretion), it being understood that (i) the failure by Holdings or the Borrower to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an immediate Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Closing Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 4.02:~~

~~(i) Deliver to the Administrative Agent lender’s loss payable and additional insured endorsements in respect of the insurance policies required by Section 5.02 in form and substance reasonably satisfactory to the Administrative Agent no later than ninety (90) days after the Closing Date (or such later date as the Administrative Agent may agree to in its sole and reasonable discretion).~~

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~~(ii) Deliver to the Administrative Agent Control Agreements with financial institutions, securities intermediaries and other Persons in order to perfect Liens by “control” (within the meaning of the applicable Uniform Commercial Code) in respect of Deposit Accounts, Securities Accounts and other Collateral pursuant to the Security Documents in form and substance reasonably satisfactory to the Administrative Agent no later than ninety (90) days after the Closing Date (or such later date as the Administrative Agent may agree to in its sole and reasonable discretion).~~

~~(iii) Use commercially reasonable efforts to deliver to the Administrative Agent a collateral access agreement in form and substance reasonably satisfactory to the Administrative Agent in respect of each data center facility or other location at which any server owned or leased by the Borrower or any other Loan Party is maintained no later than ninety (90) days after the Closing Date (or such later date as the Administrative Agent may agree to in its sole and reasonable discretion~~shall have received a Notice of Revolver Borrowing meeting the requirements of Section 2.02(d).

ARTICLE V

Affirmative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other Obligations payable under any Loan Document shall have been paid in full (other than contingent indemnity claims or expense reimbursement obligations not yet asserted), each of Holdings and the Borrower will, and will cause each of the Subsidiaries to:

SECTION 5.01. Existence; Compliance with Laws; Businesses and Properties.

(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under Section 6.05.

(b) Do or cause to be done all things necessary to obtain, protect, preserve, renew, extend and keep in full force and effect its rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; comply with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except as could not reasonably be expected to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of the business of Holdings and its Subsidiaries and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except as could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.02. Insurance.

(a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies that are of the same or similar size and in the same or similar businesses operating in the same or similar locations; and maintain such other insurance as may be required by law.

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(b) Cause all such policies (if any) covering any Collateral (but, for the avoidance of doubt, excluding any public property damage policy) to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or the Loan Parties under such policies directly to the Collateral Agent ~~or the Revolving Agent, as applicable~~; cause all such policies to provide that the Borrower shall be a coinsurer thereunder; upon written request by the Collateral Agent, deliver original or certified copies of all such policies to the Collateral Agent; cause each such policy to provide that it shall not be canceled or not renewed (i) by reason of nonpayment of premium upon not less than 10 days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days’ prior written notice thereof by the insurer to the Collateral Agent; upon the written request of the Collateral Agent, deliver to the Collateral Agent, prior to the cancellation or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

(c) If at any time the area in which the Premises (as defined in the Mortgages or such other similar term) are located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require.

SECTION 5.03. Obligations and Taxes. Pay its Material Indebtedness in accordance with its terms and pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP.

SECTION 5.04. Financial Statements, Reports, etc. In the case of Holdings and Borrower, furnish to the Administrative Agent and each Lender:

(a) within 120 days after the end of each fiscal year of the Borrower (or, for the first fiscal year ending December 31, 2014, no later than October 31, 2015) after the end of each fiscal year of the Borrower, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings, the Borrower and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of Holdings and such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year of the Borrower (but for comparative figures for any immediately preceding fiscal year occurring in 2013 or earlier, such comparative figures do not need to include Holdings), all audited by Moss Adams LLP or other independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent (it being understood and agreed that the “Big Four” accounting firms are

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acceptable to the Administrative Agent) and accompanied by an opinion of such accountants (which opinion shall be without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit, except as related solely to the maturity of any of the ~~Loans or the Revolving~~ Loans (or any loans from a Permitted Refinancing of any of the ~~Revolving~~ Loans) during the immediately succeeding twelve-month period) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of Holdings, the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or such other accounting principles as consented to by the Administrative Agent;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or for the fiscal quarters ending March 31, 2015 and June 30, 2015, no later than October 31, 2015) after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending September 30, 2013), its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings, the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of Holdings and such Subsidiaries during such fiscal quarter and the then-elapsed portion of the fiscal year of the Borrower, together with the comparative figures for the same periods in the immediately preceding fiscal year of the Borrower (but for comparative figures for any immediately preceding fiscal quarter occurring in the fiscal quarter ending September 30, 2013 or earlier, such comparative figures do not need to include Holdings), all certified by one of the Financial Officers of Holdings or the Borrower, as the case may be, as fairly presenting the financial condition and results of operations of Holdings, the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or such other accounting principles as consented to by the Administrative Agent, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the Financial Officer of the Borrower (a “Compliance Certificate”) (i) certifying that no Event of Default has occurred or, if such an Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail, together with supporting calculations, demonstrating compliance (or noncompliance) with the covenant contained in Section 6.10;

(d) (i) concurrently with any delivery of financial statements under paragraph (a) or (b) above, (A) a list of any Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office acquired since the last such list delivered pursuant to this Section 5.04(d) (or since the Closing Date, in the case of the first such list delivered after the Closing Date); and (B) an updated Schedule 3.28(a) (if necessary); and (ii) concurrently with any delivery of financial statements under paragraph (a) above, a list of any Intellectual Property registered in countries other than the United States;

(e) within 30 days after the beginning of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year presented on a quarter by quarter basis;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with any Governmental Authority or securities exchange, or distributed to its shareholders generally in their capacity as shareholders, as the case may be;

(g) promptly after the receipt thereof by Holdings, the Borrower or any of their Subsidiaries, a copy of any final “management letter” received by any such Person from its certified public accountants and the management’s response thereto;

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(h) promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary (including for purposes of obtaining and maintaining credit ratings in respect of the Borrower), or compliance with the terms of any Loan Document, in each case, as the Administrative Agent may reasonably request in writing.

SECTION 5.05. Litigation and Other Notices.

Furnish to the Administrative Agent prompt written notice of the following upon any Loan Party’s knowledge thereof:

(a) the occurrence of any Default or Event of Default, specifying the nature and extent thereof, the date of occurrence thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written (including by email or other electronic means) threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings, the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000;

(d) any development or event that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect;

(e) any default or event of default (in each case, after taking into account applicable cure or grace periods) under any Contractual Obligation (other than the Loan Documents) of Holdings, the Borrower or any of their respective Subsidiaries that would reasonably be expected to have a Material Adverse Effect;

(f) any notices of default received by any Loan Party from, or notices of default furnished to, any holder which is not an Affiliate of Holdings of Material Indebtedness and not otherwise required to be furnished to the Administrative Agent or the Lenders pursuant to any other clause of this Section 5.05 (together with copies thereof); and

(g) any damage or destruction to Collateral that is reasonably and in good faith determined by Borrower to be in an amount in excess of $1,000,000.

SECTION 5.06. Information Regarding Collateral. Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s legal name (as defined in Section 9-503(a) of the UCC), (ii) in the jurisdiction of organization or formation of any Loan Party, (iii) in any Loan Party’s corporate structure or chief executive office location or (iv) in any Loan Party’s Federal Taxpayer Identification Number (if any). Unless otherwise approved by the Administrative Agent in writing (which approval shall not be unreasonably withheld, delayed or conditioned), Holdings and the Borrower agree not to, and shall cause the other Loan Parties not to, effect or permit any change referred to in the preceding sentence unless any documents are delivered (or are substantially concurrently with the action

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effecting such change delivered) to the Collateral Agent that are required to be filed under the UCC so that the Collateral Agent, after the filing of such documents by the Collateral Agent, will continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, with the priority required hereunder and under the Security Documents.

SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record that are true and correct in all material respects and maintain a system of accounting that enables Holdings and the Borrower to produce financial statements in accordance with GAAP or such other accounting principles as may be consented to by the Administrative Agent. Holdings and the Borrower shall, and shall cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent to visit and inspect the financial records (other than ~~the~~any fee letter related to any loans or Indebtedness that are not the ~~Revolving~~ Loans hereunder) and the properties of such Person at reasonable times up to one time during any twelve consecutive month period (but without such frequency limit during the continuance of an Event of Default) following reasonable prior written notice and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances and financial condition of such Person with the officers thereof and independent accountants therefor; provided that (a) the Administrative Agent shall give the Borrower and the Sponsor an opportunity for its representatives to participate in any such discussions and (b) so long as no Event of Default has occurred and is then continuing, the Borrower and the other Loan Parties shall not bear the cost of more than one such visit or inspection (combined) per any twelve consecutive month period by the Administrative Agent and Lenders (and their respective representatives and other Related Parties).

SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans solely (i) to fund the Existing Debt Refinancing, (ii) to pay fees, costs and expenses (including, without limitation, attorney’s fees) incurred in connection with the Loans, the Existing Debt Refinancing and the other Transactions, and (iii) for working capital and other general corporate purposes of Holdings and its Subsidiaries, and to make capital expenditures, acquisitions, Investments, distributions and Restricted Payments permitted by this Agreement from time to time.

SECTION 5.09. Employee Benefits.

(a) Cause each Employee Benefit Plan to comply in all respects with its terms and the applicable provisions of ERISA and the Code, except to the extent that such failure to comply could not reasonably be expected to result in a Material Adverse Effect, and furnish to the Administrative Agent as soon as possible after, and in any event within 10 days after any Responsible Officer of Holdings, the Borrower or any Subsidiary knows that any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of Holdings, the Borrower or any Subsidiary in an aggregate amount exceeding $1,000,000, a statement of a Financial Officer of Holdings or the Borrower setting forth details as to such ERISA Event and the action, if any, that Holdings or the Borrower proposes to take with respect thereto.

(b) Upon reasonable request by the Administrative Agent, furnish copies of (i) annual report (Form 5500 Series) filed by any Loan Party or any Subsidiary thereof or any of its ERISA Affiliates with respect to each Employee Benefit Plan; (ii) the most recent actuarial valuation report for each Plan, to the extent such exists; (iii) all notices received by any Loan Party or any of its ERISA Affiliates from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other information, documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request in writing.

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SECTION 5.10. Compliance with Environmental Laws. Comply with all Environmental Laws applicable to its operations and properties and obtain and renew all material environmental permits necessary for its operations and properties, except to the extent that such failure to comply could not reasonably be expected to result in a Material Adverse Effect; and conduct any remedial action required by Environmental Laws; provided, however, that none of Holdings, the Borrower or any Subsidiary shall be required to undertake any remedial action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

SECTION 5.11. Preparation of Environmental Reports. If an Event of Default caused by reason of a breach of Section 3.16 or Section 5.10 shall have occurred and be continuing for more than 20 days without Holdings, the Borrower or any Subsidiary commencing activities reasonably likely to cure such Default, at the written request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the reasonable expense of the Loan Parties, an environmental site assessment report regarding the matters that are the subject of such Event of Default prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent and the Borrower and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or remedial action in connection with such Event of Default.

SECTION 5.12. Further Assurances.

(a) ~~Subject to the Intercreditor Agreement, execute~~Execute any and all further documents, agreements and instruments, and take all further action (including delivering UCC and other financing statements with respect to the Collateral to the Collateral Agent for filing to the extent required under applicable law or any Security Documents that may be required hereunder), or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request in writing, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant and perfect the validity and first priority (subject to Liens permitted by Section 6.02) of the security interests created by the Security Documents to the extent required hereby or by the Security Documents. ~~Subject to the Intercreditor Agreement, in~~In addition, from time to time, the Borrower will, at its reasonable cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties and the assets and property of its Subsidiaries that are Loan Parties as the Administrative Agent or the Required Lenders shall designate in writing to the extent required hereby or by the Security Documents to constitute “Collateral” (it being understood that it is the intent of the parties that the Obligations shall be secured by all the Collateral of the Loan Parties (including certain owned real property and other properties acquired subsequent to the Closing Date)). ~~Subject to the Intercreditor Agreement, such~~Such security interests and Liens in the Collateral will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent and the Borrower, and the Borrower shall deliver or cause to be delivered to the Collateral Agent all such instruments and documents (it being understood that mortgages, deeds of trust, legal opinions and title insurance policies shall only be required with respect to Material Domestic Real Property) as the Collateral Agent shall reasonably request to effectuate the foregoing requirements in this Section 5.12. In furtherance of the foregoing, the Borrower will give prompt notice to the Administrative Agent of the acquisition by it or any of the Subsidiaries that are Loan Parties of (i) any owned Material Domestic Real Property and (ii) any Material Foreign Assets.

(b) Within ten (10) Business days of the consummation of any Permitted Acquisition of any Person organized in the United States by any of the Loan Parties that is a Wholly Owned Subsidiary of such Loan Party (other than a Foreign Subsidiary Holdco), or within ten (10) Business Days of the formation by any of the Loan Parties of any Person organized in the United States that is a Wholly

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Owned Subsidiary of such Loan Party (other than a Foreign Subsidiary Holdco), the Borrower shall cause such Person so acquired or formed to be designated as a Subsidiary Guarantor of the Obligations. Such Person shall become a Loan Party by executing the Guarantee and Collateral Agreement (or a joinder thereto). In addition, (i) such Person shall execute and deliver such Security Documents as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request to grant a Lien in respect of substantially all of its real and personal property in favor of the Collateral Agent and the Lenders as required hereby or by the Guarantee and Collateral Agreement to constitute “Collateral”, and (ii) the Loan Parties directly owning Equity Interests in such Person shall pledge all such Equity Interests (other than Excluded Equity) in such Person, in each case, subject to the limitation in clauses (c) and (d) below. Notwithstanding anything to the contrary in any Loan Document, with respect to any assets or property (other than Material Foreign Assets) of any Loan Party not located in the United States (which shall, for the avoidance of doubt, include Intellectual Property registered in a jurisdiction outside the United States), no action to create or perfect a security interest or Lien shall be taken or required to be taken with respect to such assets, other than, to the extent required under the Guarantee and Collateral Agreement, the applicable Loan Party granting a security interest and Lien on such assets under the Guarantee and Collateral Agreement and the filing of UCC financing statements (including amendments thereto); provided, however, that the foregoing shall not limit any Loan Party’s obligations to pledge Equity Interests in Foreign Subsidiaries (other than Excluded Equity) to the extent required hereunder or under the Guarantee and Collateral Agreement.

(c) Notwithstanding anything to the contrary, no Foreign Subsidiary shall be required to (i) grant a security interest in its assets to secure the Obligations or (ii) guarantee the Obligations.

(d) In the event that any Loan Party forms or acquires a Foreign Subsidiary or Foreign Subsidiary Holdco after the date hereof, the Borrower will promptly notify the Collateral Agent of that fact and cause such Loan Party to execute and deliver to the Collateral Agent such documents and instruments and take such further actions as may be necessary, or in the reasonable opinion of the Collateral Agent, desirable to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a Lien on all of the Equity Interests in such Foreign Subsidiary or Foreign Subsidiary Holdco held by such Loan Party (other than, in each case, Excluded Equity). Notwithstanding anything herein to the contrary, (A) all Loan Documents covering any foreign assets that are Collateral (including, without limitation, any Equity Interests of Foreign Subsidiaries that are Collateral) shall be governed by New York law, (B) no foreign law creation actions, perfection actions or other actions shall be required with respect to any Collateral, and (C) no foreign law opinion letters or foreign law governed documents shall be required with respect to any Collateral, in each case, other than with respect to, at the option of the Collateral Agent, Material Foreign Assets.

ARTICLE VI

Negative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other Obligations payable under any Loan Document shall have been paid in full (other than contingent indemnity claims or expense reimbursement obligations not yet asserted), neither Holdings nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:

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SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(i) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any Permitted Refinancings thereof;

(ii) Indebtedness created hereunder and under the other Loan Documents (including, without limitation, any Indebtedness incurred pursuant to Section ~~2.22~~2.23);

(iii) Indebtedness ~~incurred under either (a) the Revolving Loan Agreement and the Revolving Loan Documents (including, without limitation, guarantees of the Loan Parties in respect of such Indebtedness and cash management and swap obligations) and any Permitted Refinancing thereof subject in each case to the Intercreditor Agreement or (b)~~ in respect of letters of credit or incurred under a letter of credit facility~~, on terms and conditions reasonably satisfactory to the Administrative Agent,~~ providing for the issuance of letters of credit thereunder, in each case, for an ~~aggregate face~~ amount available to be drawn not to exceed $~~5,000,000~~500,000 in the aggregate;

(iv) intercompany Indebtedness of the Borrower and the Subsidiaries to the extent permitted by Section 6.04(iii);

(v) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (for the avoidance of doubt, in each case, excluding Capital Lease Obligations and Synthetic Lease Obligations) and Permitted Refinancings thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01(v), when combined with the aggregate principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section 6.01(vi) shall not exceed the Permitted Capital Lease Amount at any time outstanding;

(vi) Capital Lease Obligations and Synthetic Lease Obligations in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(v), not in excess of the Permitted Capital Lease Amount at any time outstanding;

(vii) Indebtedness in respect of (x) appeal bonds or similar instruments and (y) payment, bid, performance or surety bonds, or other similar bonds, completion guarantees, or similar instruments, workers’ compensation claims, health, disability or other employee benefits, letters of credit and banker’s acceptances issued for the account of Holdings or any of its Subsidiaries in each case listed under this clause (y), in the ordinary course of business, and including guarantees or obligations of Holdings or any of its Subsidiaries with respect to letters of credit supporting such appeal, payment, bid, performance or surety or other similar bonds, completion guarantees, or similar instruments, workers’ compensation claims, health, disability or other employee benefits (in each case other than for Indebtedness for money borrowed);

(viii) Indebtedness under any Hedging Agreement permitted under Section 6.04(vi); provided that if such Hedging Agreement relates to interest rates, (i) the obligations under such Hedging Agreement relate to payment obligations on Indebtedness otherwise permitted to be incurred by the Loan Documents and (ii) the notional principal amount of such obligations under such Hedging Agreement at the time incurred does not exceed the principal amount of the Indebtedness to which such obligations under such Hedging Agreement relate;

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(ix) (A) Contingent Obligations of any Loan Party of Indebtedness of any other Loan Party, (B) Contingent Obligations by any Subsidiary that is not a Loan Party of Indebtedness of any Loan Party, its Subsidiaries or its joint ventures or (C) Contingent Obligations of any Loan Party of Indebtedness of any Subsidiary or joint venture of any Loan Party that is not a Loan Party with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 (and with respect to clause (C) above only, when combined with the aggregate amount of Investments, loans or advances made by Loan Parties to Subsidiaries or joint ventures that are not Loan Parties pursuant to Section 6.04(i) and Section 6.04(iii), in each case without duplication, do not exceed the Permitted Non-Loan Party Investment Amount) (including, without limitation, guarantees in respect of any Permitted Refinancings thereof); provided, that if the Indebtedness that is being guarantied is unsecured and/or subordinated to the Obligations, the guaranty shall also be unsecured and/or subordinated to the Obligations, in each case on terms no less favorable (taken as a whole) to the Lenders than the subordination terms (taken as a whole) of the Indebtedness so guarantied;

(x) (A) Indebtedness of any Person that becomes a Subsidiary after the date hereof, which Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower (other than Indebtedness incurred in contemplation of or in connection with such Person becoming a Subsidiary) in an aggregate amount not in excess of $1,000,000 at any time outstanding and (B) Indebtedness secured by assets purchased by a Loan Party in a Permitted Acquisition that is assumed by such Loan Party (other than Indebtedness incurred in contemplation of or in connection with such purchase) in an aggregate amount not in excess of $1,000,000 at any time outstanding;

(xi) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs, cash management and other similar arrangements incurred in the ordinary course of business;

(xii) to the extent any such items constitute Indebtedness, Indebtedness arising from agreements of Holdings, the Borrower or any Subsidiary providing for indemnification, contribution, earn-out, adjustment of purchase price or similar obligations, in each case incurred or assumed in connection with any Permitted Acquisition or Disposition otherwise permitted under this Agreement; provided that the amount of all earn-outs shall not exceed $3,000,000 in the aggregate from the Closing Date to the Maturity Date;

(xiii) unsecured Indebtedness consisting of Indebtedness owing to a seller incurred in connection with a Permitted Acquisition in an aggregate amount outstanding not to exceed $2,000,000; provided that such Indebtedness is subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent;

(xiv) Indebtedness representing any Taxes, assessments or governmental charges to the extent such Taxes are being contested in good faith and adequate reserves have been provided therefor in conformity with GAAP;

(xv) Indebtedness of Foreign Subsidiaries not in excess of $625,000 at any time outstanding;

(xvi) Indebtedness representing deferred compensation or similar obligations to employees of the Borrower and its Subsidiaries incurred in the ordinary course of business;

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(xvii) Indebtedness consisting of obligations of the Borrower and its Subsidiaries under deferred compensation or other similar arrangements with employees incurred by such Person in connection with Permitted Acquisitions or any other Investments permitted hereunder constituting acquisitions of Persons or businesses or divisions;

(xviii) Indebtedness incurred in the ordinary course of business with respect to customer deposits and other unsecured current liabilities not the result of borrowing and not evidenced by any note or other evidence of Indebtedness;

(xix) Indebtedness consisting of (A) the financing of insurance premiums or (B) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(xx) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(xxi) Indebtedness arising as a direct result of judgments, orders, awards or decrees against Holdings or any of its Subsidiaries, in each case not constituting an Event of Default;

(xxii) Indebtedness consisting of promissory notes issued by any Loan Party or its Subsidiaries to current or former officers, directors and employees (or their estates, spouses or former spouses) of any Loan Party or any Subsidiary issued to purchase or redeem capital stock of Holdings permitted by Section 6.06(a);

(xxiii) Subordinated Indebtedness in an aggregate principal amount not exceeding $500,000 at any time outstanding;

(xxiv) unsecured Indebtedness of Holdings to its Subsidiaries at such times and in such amounts necessary to permit Holdings to receive any Restricted Payment permitted to be made to Holdings pursuant to Section 6.06, so long as, as of the applicable date of determination, a Restricted Payment for such purposes would otherwise be permitted to be made pursuant to Section 6.06; provided that that any such Indebtedness shall be deemed to utilize on a dollar-for-dollar basis the relevant basket under Section 6.06;

(xxv) to the extent constituting Indebtedness, all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in Section 6.01(i) through (xxiv) above; and

(xxvi) other Indebtedness of the Borrower or its Subsidiaries in an aggregate principal amount not exceeding $1,000,000 at any time outstanding (of which $1,000,000 at any time can be secured).

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be

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deemed not to have been exceeded so long as the principal amount of such extension, replacement, refunding, refinancing, renewal or defeasance of Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus an amount equal to unpaid accrued interest and premium thereon, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including, without limitation, attorney’s fees) incurred in connection with such extension, replacement, refunding, refinancing, renewal or defeasance.

To the extent otherwise constituting Indebtedness, the accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall be deemed not to be Indebtedness for purposes of this Section 6.01. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP.

SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any Person, including the Borrower or any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(i) Liens on property or assets of the Borrower and the Subsidiaries existing on the date hereof and set forth in Schedule 6.02 and any Permitted Refinancing thereof; provided that such Liens shall secure only those obligations that they secure on the date hereof or Permitted Refinancing thereof as applicable;

(ii) any Lien created under the Security Documents or the other Loan Documents;

(iii) any Lien existing on any property or asset prior to the acquisition, construction or improvement thereof by the Borrower or any Subsidiary or existing on any property or assets of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (ii) such Lien does not apply to any other property or assets of Holdings, the Borrower or any Subsidiary and (iii) such Lien secures only those obligations (excluding the amount of any premiums or penalties and accrued and unpaid interest paid thereon and the amount of fees, costs and expenses incurred in connection therewith) that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

(iv) Liens for Taxes not yet due or that are being contested in compliance with Section 5.03;

(v) Landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction contractor’s or other like Liens arising in the ordinary course of business and securing obligations that are not overdue for a period of more than 30 days and payable or that are being contested in compliance with Section 5.03;

(vi) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(vii) deposits to secure the performance of bids, trade contracts (other than for Indebtedness for borrowed money), governmental contracts and leases (other than Capital Lease Obligations or Synthetic Lease Obligations), statutory obligations, surety, stay, custom and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

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(viii) zoning restrictions, easements, rights-of-way, title exceptions, survey exceptions, covenants, reservations, restrictions, encroachments, protrusions, conditions, licenses, building codes, minor defects or irregularities in title and other similar encumbrances affecting real property, restrictions on use of real property and other similar encumbrances incurred that, in the aggregate, do not materially adversely detract from the value and the use of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries (taken as a whole);

(ix) Liens with respect to Capital Lease Obligations and purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 6.01(v) or 6.01(vi), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such real property, improvements or equipment at the time of such acquisition (or construction) plus unpaid accrued interest and premium thereon plus underwriting discounts, premiums paid, fees, costs and expenses (including, without limitation, attorney’s fees) incurred in connection therewith and (iv) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary other than any proceeds and/or replacements thereof;

(x) Liens on property or assets of a Person (other than any Equity Interests in any Person) existing at the time the assets of such Person are acquired or such Person is merged into or consolidated with the Holdings, the Borrower or any Subsidiary or becomes a Subsidiary of Holdings, the Borrower or any Subsidiary; provided that any such Lien (i) was not created in contemplation of or in connection with such asset purchase, merger, consolidation or investment and (ii) does not extend to any assets (other than improvements thereon) other than those acquired in such asset purchase and those assets of the Person merged into or consolidated with Holdings, the Borrower or such Subsidiary or acquired by Holdings, the Borrower or such Subsidiary;

(xi) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to (i) cash and Permitted Investments on deposit in one or more accounts maintained by any Loan Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank or banks with respect to cash management and operating account arrangements, and (ii) financial assets on deposit in one or more securities accounts maintained by any Loan Party, in each case granted in the ordinary course of business in favor of the securities intermediaries with which such accounts are maintained, securing amounts owing to such securities intermediaries with respect to services rendered in connection with such securities accounts;

(xii) precautionary filings of financing statements under the Uniform Commercial Code of any applicable jurisdictions in respect of operating leases or consignments entered into by Holdings, the Borrower or the Subsidiaries in the ordinary course of business;

(xiii) Liens arising out of judgments, orders, attachments, decrees or awards not resulting in an Event of Default;

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(xiv) ~~either (a) Liens securing the Indebtedness under the Revolving Loan Agreement and the other Revolving Loan Documents and any Permitted Refinancing thereof, subject to the Intercreditor Agreement or (b)~~ Liens on cash collateral securing Indebtedness permitted under Section 6.01(iii)~~(b)~~ and Liens on cash collateral for the letter of credit listed on Schedule 6.01 and any Permitted Refinancings thereof in lieu of the security interest granted or security provided in respect of such letter of credit described on Schedule 6.02; provided that the aggregate amount of cash collateral subject to the Liens permitted under this Section 6.02(xiv~~)(b~~) shall not exceed 105% of the aggregate face amount of all outstanding letters of credit issued and outstanding under the applicable letter of credit or letter of credit facility;

(xv) (A) Liens on insurance policies and the proceeds thereof securing insurance premium financing permitted hereunder and (B) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Holdings or any of its Subsidiaries;

(xvi) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business;

(xvii) Liens on the assets of Foreign Subsidiaries that secure Indebtedness permitted pursuant to Section 6.01(xv) (and related obligations);

(xviii) good faith earnest money deposits made in connection with a Permitted Acquisition or any other Investment or letter of intent or purchase agreement permitted hereunder;

(xix) Leases and subleases of the properties of any Loan Party or their Subsidiaries granted by such Person to third parties;

(xx) non-exclusive licenses and sublicenses in the ordinary course of business;

(xxi) Liens to the extent arising out of judgments, orders, attachments, decrees or awards not resulting in an Event of Default;

(xxii) Liens (A) incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, and (B) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

(xxiii) other Liens securing Indebtedness not to exceed $1,000,000 in the aggregate at any time outstanding.

Notwithstanding anything to contrary hereunder or under any other Loan Document, no Liens (other than Liens permitted under clauses (ii)~~,~~ and (iv) ~~and (xiv)~~ shall be permitted on Equity Interests issued by the Borrower or any of its Subsidiaries which constitute Collateral.

SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer all of its right, title and interest to any property, real or personal with a fair market value in excess of $1,000,000, used or useful in its business,

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whether now owned or hereafter acquired, contemporaneously or substantially contemporaneously therewith rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except to the extent (a) the sale or transfer of such property is permitted by Section 6.05 and, (b) any Capital Lease Obligations, Synthetic Lease Obligations or Liens arising in connection therewith are permitted by Section 6.01 and Section 6.02, as the case may be.

SECTION 6.04. Investments. Purchase, hold, make or acquire any Investments, any other Person, except:

(i) (A) Investments by Holdings, the Borrower and the Subsidiaries existing on the date hereof in the Equity Interests of the Borrower and the Subsidiaries and (B) additional Investments by Holdings, the Borrower and the Subsidiaries in the Equity Interests of the Borrower and the Subsidiaries; provided that (x) any such Equity Interests (other than Excluded Equity) held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement (subject to the limitations and exclusions referred to therein) and (y) the aggregate amount of Investments made by Loan Parties after the date hereof in Subsidiaries that are not Loan Parties (determined without regard to any write downs or write-offs of such Investments), when combined with the aggregate amount of loans and advances made by Loan Parties to Subsidiaries or joint ventures that are not Loan Parties pursuant to Section 6.04(iii) and the aggregate amount of Contingent Obligations of Loan Parties with respect to Indebtedness of Subsidiaries and joint ventures that are not Loan Parties pursuant to Section 6.01(ix)(C), in each case without duplication, shall not exceed the Permitted Non-Loan Party Investment Amount;

(ii) Permitted Investments;

(iii) loans or advances made by any Loan Parties or their Subsidiaries to any other Loan Party (except with respect to Section 6.01(xxiv), other than Holdings), Subsidiary or a Subsidiary of a Loan Party or joint ventures thereof; provided that the aggregate amount of such loans and advances made by Loan Parties to Subsidiaries or joint ventures that are not Loan Parties (determined without regard to any write-downs or write-offs of such loans and advances), when combined with the aggregate amount of Investments made by Loan Parties after the date hereof in Subsidiaries or joint ventures that are not Loan Parties pursuant to Section 6.04(i) and the aggregate amount of Contingent Obligations of Loan Parties with respect to Indebtedness of Subsidiaries and joint ventures that are not Loan Parties pursuant to Section 6.01(ix)(C), in each case without duplication, shall not exceed the Permitted Non-Loan Party Investment Amount at any time outstanding and shall be evidenced by a promissory note to the extent required by the Guarantee and Collateral Agreement;

(iv) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(v) Holdings, the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business (including for travel, entertainment and relocation expenses) to their respective officers, directors and employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $500,000;

(vi) the Borrower and its Subsidiaries may enter into Hedging Agreements that are not speculative in nature;

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(vii) the Borrower and any Subsidiary may acquire all or substantially all the assets of a Person or line of business of such Person, or not less than 90% of the Equity Interests (other than directors’ qualifying shares) of a Person (referred to herein as the “Acquired Entity”) provided that (I) the Borrower shall comply, and shall cause the Acquired Entity to comply (in each case, to the extent applicable), with the applicable provisions of Section 5.12 and the Security Documents and (II) such transactions meet the following criteria (or such criteria is waived) in one of the three clauses of (A), (B) and (C) below (any acquisition of an Acquired Entity meeting all the criteria in one of clauses of (A), (B) and (C) (or having any such criteria waived) of this Section 6.04(vii) being referred to herein as a “Permitted Acquisition”):

(A) Other than an acquisition satisfying the criteria set forth in clause (B) or clause (C), such acquisition satisfies the following:

(i) no Default or Event of Default exists at the time of such acquisition or would exist immediately after giving effect to such acquisition;

(ii) the Consolidated Leverage Ratio shall not be greater than 0.74 to 1 on a pro forma basis after giving effect to such acquisition; and

(iii) the Borrower shall have delivered a certificate of a Financial Officer, certifying as to compliance with paragraphs (A)(i) and (A)(ii) of this Section 6.04(vii) and containing reasonably detailed calculations in support of paragraph (A)(ii) of this Section 6.04(vii);

(B) such acquisition is funded solely with the Equity Interests of Holdings or proceeds from any issuance of Equity Interests by Holdings (in each case, not constituting Disqualified Stock); or

(C) such acquisition is funded with cash or Permitted Investments of Holdings, the Borrower or any Subsidiary, and both (a) no Default or Event of Default exists at the time of such acquisition or would exist immediately after giving effect to such acquisition and (b) immediately after giving effect to such acquisition and the use of any cash or Permitted Investments of Holdings, the Borrower or any Subsidiary for such acquisition, Liquidity shall not be less than $3,000,000;

(viii) Contingent Obligations permitted by Section 6.01;

(ix) prepaid expenses or lease, utility and other similar deposits, in each case made in the ordinary course of business;

(x) Investments consisting of any deferred portion (including promissory notes and non cash consideration) of the sales price received by Holdings, the Borrower or any Subsidiary in connection with any Disposition permitted hereunder;

(xi) advances of payroll payments to employees, officers, directors and managers of Holdings, the Borrower and any Subsidiaries in the ordinary course of business;

(xii) extensions of trade credit or the holding of receivables in the ordinary course of business and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such account debtors or suppliers;

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(xiii) the Borrower and its Subsidiaries may endorse negotiable instruments and other payment items for collection or deposit in the ordinary course of business or make lease, utility and other similar deposits in the ordinary course of business;

(xiv) Investments of any Person that becomes (or is merged or consolidated or amalgamated with) a Subsidiary of the Borrower on or after the date hereof on the date such Person becomes (or is merged or consolidated or amalgamated with) a Subsidiary of the Borrower; provided that (i) such Investments exist at the time such Person becomes (or is merged or consolidated or amalgamated with) a Subsidiary, and (ii) such Investments are not made in anticipation or contemplation of such Person becoming (or merging or consolidating or amalgamated with) a Subsidiary;

(xv) advances in connection with purchases of goods or services in the ordinary course of business;

(xvi) Investments to the extent that payment for such Investments is made solely with Qualified Capital Stock of Holdings or Equity Interests of any direct or indirect parent company of Holdings; and

(xvii) Investments consisting of good faith deposits made in accordance with Section 6.02(xviii);

(xviii) (i) Investments outstanding on the Closing Date and identified on Schedule 6.04 and (ii) Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment described in clause (i) above; provided that the amount of any Investment permitted pursuant to this clause (ii) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or pursuant to another Investment otherwise permitted by this Section 6.04;

(xix) promissory notes or other obligations of directors (or comparable position), officers or other employees of a Loan Party or any of its Subsidiaries acquired in the ordinary course of business in connection with such directors’ (or comparable position), officers’ or employees’ acquisition of Equity Interests in such Loan Party or such Subsidiary (to the extent such acquisition is permitted under this Agreement), (A) so long as no cash is advanced by the Borrower or any of its Subsidiaries that are Loan Parties in connection with such Investment or (B) if paid in cash, in an aggregate amount not to exceed $1,000,000 at any time outstanding;

(xx) any Loan Party or any of its Subsidiaries may make a loan that could otherwise be made as a distribution permitted under Section 6.06 (with a commensurate dollar-for-dollar reduction of their ability to make additional distributions under such Section); provided that any such loan made by a Loan Party and shall be evidenced by a promissory note and pledged to the Collateral Agent to the extent required by the Guarantee and Collateral Agreement;

(xxi) Investments to the extent constituting the reinvestment of the Net Asset Sale Proceeds arising from any Asset Sale or Net Insurance/Condemnation Proceeds arising from any Casualty Event to repair, replace or restore any property in respect of which such proceeds were paid or to reinvest in other properties or assets that are used or are otherwise useful in the business of the Loan Parties and their Subsidiaries; and

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(xxii) in addition to Investments permitted by paragraphs (i) through (xxi) above, additional Investments by the Borrower and the Subsidiaries so long as the aggregate amount invested pursuant to this paragraph (xxii) (determined without regard to any write-downs or write-offs of such Investments, but net of cash returns thereon) does not exceed $1,500,000.

SECTION 6.05. Consolidations, Dispositions of Assets and Acquisitions. Enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise Dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets (including its notes or receivables and Equity Interests of a Subsidiary, whether newly issued or outstanding), whether now owned or hereafter acquired, except:

(i) any Subsidiary of the Borrower may be merged with or into the Borrower or any Wholly Owned Subsidiary of the Borrower that is a Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise Disposed of, in one transaction or a series of transactions, to the Borrower or any Wholly Owned Subsidiary of the Borrower that is a Guarantor; provided that, in the case of such a merger, the Borrower or such Wholly Owned Subsidiary shall be the continuing or surviving Person;

(ii) any Subsidiary of the Borrower that is not a Guarantor may be merged with or into any Subsidiary of the Borrower that is not a Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise Disposed of, in one transaction or a series of transactions, to any Subsidiary of the Borrower that is not a Guarantor;

(iii) the Borrower and its Subsidiaries may sell or otherwise Dispose of assets in transactions that do not constitute Asset Sales;

(iv) the Borrower and its Subsidiaries may Dispose of obsolete, worn out or surplus property in the ordinary course of business;

(v) the Borrower and its Subsidiaries may make Asset Sales; provided that (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (b) at least 75% of such consideration received shall be cash; (c) no Event of Default shall have occurred or be continuing immediately after giving effect thereto; and (d) the proceeds of such Asset Sales shall be applied to the extent required by Section 2.11(~~a~~b);

(vi) in order to resolve disputes that occur in the ordinary course of business, the Borrower and its Subsidiaries may sell, transfer, discount, forgive, cancel or otherwise compromise for less than the face value thereof, notes or accounts receivable;

(vii) the Borrower or a Subsidiary may Dispose of Equity Interests of any of its Subsidiaries solely to qualify directors of the Governing Body of the Subsidiary if, and to the extent, required by applicable law;

(viii) any Person may be merged with or into the Borrower or any Subsidiary if the acquisition of the Equity Interests of such Person by the Borrower or such Subsidiary would have been permitted pursuant to Section 6.04(vii); provided that (a) in the case of the Borrower, the Borrower shall be the continuing or surviving entity, (b) if a Subsidiary is not the surviving or continuing Person, the surviving Person becomes a Subsidiary and complies with the provisions of Section 5.12 (to the extent required thereby and subject to the limitations and exceptions set forth therein) and (c) no Event of Default shall have occurred or be continuing immediately after giving effect thereto;

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(ix) the Loan Parties may engage in transactions that are excluded from the definition of “Asset Sale” by the parenthetical following clause (iii) thereof;

(x) the lapse or abandonment in the ordinary course of business of any Intellectual Property that is, in the reasonable business judgment of the Borrower, immaterial or no longer economically practicable to maintain;

(xi) Dispositions of property to the Borrower or a Subsidiary; provided, that if the transferor of such property is a Loan Party (a) the transferee thereof must be a Loan Party (other than Holdings) or (b) such Investment must be a permitted Investment in a Subsidiary that is not a Loan Party in accordance with Section 6.04;

(xii) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; provided that to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral;

(xiii) (A) Investments permitted pursuant to Section 6.04, (B) transactions permitted pursuant to Section 6.03, (C) Liens in compliance with Section 6.02 and (D) Restricted Payments in compliance with Section 6.06;

(xiv) (x) leases and subleases of real or personal property in the ordinary course of business and (y) non-exclusive licenses and sublicenses of Intellectual Property or other property;

(xv) sales of non-core assets acquired in connection with any Permitted Acquisitions;

(xvi) use of cash and Disposition of Permitted Investments in the ordinary course of business;

(xvii) Dispositions resulting from Casualty Events; and

(xviii) the unwinding or terminating of Hedging Agreement.

To the extent the Required Lenders or all the Lenders, as applicable, waive the provisions of this Section 6.05 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 6.05, such Collateral (unless sold to a Loan Party) shall be sold automatically free and clear of the Liens created by the Security Documents and the Agents shall, at the reasonable cost and expense of the Borrower, take all actions they reasonably deem appropriate in order to effect the foregoing.

SECTION 6.06. Restricted Payments; Restrictive Agreements.

(a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any Subsidiary of the Borrower may declare and pay dividends or make other distributions ratably to its equity holders, (ii) the Borrower may make Restricted Payments to Holdings in an amount not to exceed

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the Permitted Restricted Payment Amount in any fiscal year of the Borrower to the extent necessary to pay independent director fees incurred by Holdings in the ordinary course of business, (iii) the Borrower may make Restricted Payments to Holdings in an amount not to exceed $250,000 in any fiscal year of the Borrower, (and Holdings may make a corresponding Restricted Payment to the Sponsor or its Affiliates) to the extent necessary to pay reasonable general corporate or other entity and overhead expenses (including franchise or similar Taxes, other than Taxes in the nature of an income Tax, which is covered by Permitted Tax Distributions, but excluding fees to independent directors) incurred by Holdings or the Sponsor or its Affiliates (limited, in the case of the Sponsor and any of its Affiliates, to amounts directly related to its indirect ownership interests in the Borrower) or pay any indemnification amounts or other amounts described in Section 6.07(v) below owed to Holdings or the Sponsor or its Affiliates, pursuant to the Management Agreement or any other customary management or advisory arrangement (whether in writing, verbal or otherwise), (iv) the Borrower may pay to Holdings, and Holdings may pay to its direct or indirect parent companies, Permitted Tax Distributions; (v) Holdings, the Borrower and the Subsidiaries may make Restricted Payments in the form of distributions payable solely in the common stock, other common Equity Interests or other Qualified Capital Stock of such Person; (vi) the Borrower and Holdings may make (directly or indirectly) Permitted Founder Distributions; (vii) so long as no Event of Default has occurred and is continuing or would immediately result therefrom, payments may be made to Holdings (or any direct or indirect parent company of Holdings) to permit Holdings (or any such direct or indirect parent company of Holdings) to repurchase or redeem Qualified Capital Stock of Holdings (or any direct or indirect parent company) held by current or former officers, directors or employees (or their transferees, spouses, ex-spouses, estates or beneficiaries under their estates) of any Loan Party or their Subsidiaries, upon their death, disability, retirement, severance or termination of employment or service or to make payments on Indebtedness issued to buy such Qualified Capital Stock upon their death, disability, retirement, severance or termination of employment or service; provided that the aggregate cash consideration (for the avoidance of doubt excluding cancellation of Indebtedness owed by such person) paid for all such redemptions and payments shall not exceed, in any fiscal year, the sum of (I) $1,000,000, plus (II) the net cash proceeds of any “key-man” life insurance policies of any Loan Party or its Subsidiaries that have not been used to make any repurchases, redemptions or payments under this clause (vii) provided further, that any Restricted Payments or payments permitted to be made (but not made) pursuant to subclause (I) of this clause (vii) in a given fiscal year of Holdings may be carried forward and made in succeeding fiscal years of Holdings; provided further that during an Event of Default any payments described in this clause may accrue and shall be permitted to be paid when no Event of Default is continuing at such time; (viii) Restricted Payments may be made solely in Equity Interests of Holdings (other than Disqualified Stock), (ix) repurchases of Equity Interests may be made by Holdings upon the occurrence of the exercise of Equity Interest options if the Equity Interests represent a portion of the exercise price thereof and (x) distributions of proceeds of the Initial Term Loans to Holdings to effectuate the Existing Debt Refinancing on the Closing Date; provided, however, that (A) (x) the amount of cash dividends paid pursuant to clauses (iii) and (iv) to enable Holdings to pay Taxes at any time shall not exceed the amount of such Taxes actually owing by Holdings (or such applicable parent company) at such time and (y) any refunds (including in respect of Taxes) received by Holdings shall promptly be returned by Holdings to the Borrower as cash common equity contributions and (B) any Permitted Founder Distributions made pursuant to clause (vi) are subject to (1) the Loan Parties having no net operating losses (without taking into account any interest tax deduction) that have not been utilized to offset net income for any prior relevant period at the time such Permitted Founder Distribution is made, (2) the sum of (x) net income (determined in accordance with GAAP) of the Loan Parties and their Subsidiaries, on a consolidated basis, plus (y) interest expense (determined in accordance with GAAP) of the Loan Parties and their Subsidiaries, on a consolidated basis, for the most recently ended fiscal year, exceeding $0, (3) immediately after giving effect to any such distribution, Liquidity being greater than or equal to $3,000,000 and (4) the aggregate amount of all such Permitted Founder Distributions made during the term of this Agreement not exceeding $8,000,000.

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(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the Borrower or any Wholly Owned Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or regulation or by any Loan Document ~~or the Revolving Loan Document or any Permitted Refinancing thereof~~ or any agreement or document related to the Indebtedness permitted by Section 6.01(iii) or the Liens on cash collateral permitted by Section 6.02(xiv), (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary (or its assets) pending such sale, provided such restrictions and conditions apply only to the Subsidiary or such assets that is (or are) to be sold and such sale is permitted hereunder, (C) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (D) clause (i) of the foregoing shall not apply to customary provisions in leases, subleases, licenses, sublicenses and other contracts restricting the assignment thereof, (E) the foregoing shall not apply with respect to (i) any agreement (including with respect to Indebtedness) in effect at the time any Person becomes a Subsidiary of the Borrower; provided, that such agreement was not entered into in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) restrictions under agreements evidencing or governing or otherwise relating to Indebtedness of any Subsidiaries that are not Loan Parties permitted under Section 6.01; provided that such Indebtedness is only with respect to the assets of any Subsidiaries that are not Loan Parties, (iii) customary provisions in joint venture agreements, limited liability company operating agreements, partnership agreements, stockholders agreements, other Organizational Documents and other similar agreements, (iv) customary anti-assignment provisions in licenses and other contracts restricting the sublicensing or assignment thereof, (v) pursuant to Contractual Obligations that (y) exist on the Closing Date and (z) to the extent Contractual Obligations permitted by this clause (v) are set forth in an agreement evidencing Indebtedness or any agreement evidencing any Permitted Refinancing thereof so long as such Permitted Refinancing does not expand the scope of such Contractual Obligation, and (vi) restrictions in connection with cash or other deposits permitted under Section 6.02.

SECTION 6.07. Transactions with Affiliates. Except for (i) transactions between or among Loan Parties, (ii) Investments permitted by Section 6.04, and Indebtedness permitted by Section 6.01, and Liens permitted by Section 6.02, (iii) Dispositions, mergers, consolidations and dissolutions permitted by Section 6.05(i), (iv) Restricted Payments permitted by Section 6.06, (v) reimbursements of costs and expenses of the Sponsor or its Affiliates or any indemnities provided to the Sponsor or its Affiliates, in each case, pursuant to the Management Agreement or any other customary management or advisory arrangement (whether in writing, verbal or otherwise), (vi) director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements and severance agreements, in each case approved by the Governing Body of Holdings, any direct or indirect parent entity of Holdings or the applicable Subsidiary of Holdings, (vii) transactions under the Loan Documents~~, the Revolving Loan Documents (and any Permitted Refinancing thereof)~~ and the Related Documents, (viii) Dispositions of Qualified Capital Stock of Holdings to Affiliates of Borrower or Holdings not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith, (ix) the Transactions, (x) the transactions with Velocity Technology Solutions, Inc. or its Affiliates that are approved by all disinterested directors (or the equivalent thereof) (excluding any independent director that may have an interest in the particular transaction) of the appropriate Governing Body of Holdings and (xi) the transactions set forth on Schedule 6.07, and any amendment or modification with respect to such transactions, and the performance of obligations thereunder, so long as such amendment or modification is not materially adverse to the interests of the Lenders, sell or transfer any property or assets to, or

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purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Borrower or any Subsidiary may engage in any of the foregoing transactions at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties; provided that if such Affiliate transaction both (1) does not meet one of the exceptions in clauses (i) through (xi) above and (2) involves aggregate payments or value in excess of $1,000,000, the Borrower shall either obtain written approval for such Affiliate transaction from (y) all of the disinterested directors (or the equivalent thereof) (excluding any independent director that may have an interest in the particular transaction) of the appropriate Governing Body of the Borrower or such Subsidiary, as applicable or (z) the Administrative Agent.

SECTION 6.08. Business of Holdings, Borrower and Subsidiaries.

(a) With respect to Holdings, engage in any business activities prohibited by Section 6.13; and

(b) With respect to the Borrower and each of its Subsidiaries, engage at any time in any business or business activity other than the business conducted by it on the date hereof and any business reasonably related, similar, ancillary, complementary or incidental thereto or reasonable extensions thereof.

SECTION 6.09. Other Indebtedness and Agreements, etc.

(a) Make any distribution, whether in cash, property, securities or a combination thereof, other than regularly scheduled payments of principal and interest and premiums and fees as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, any Subordinated Indebtedness unless permitted by the applicable subordination agreement, except (i) with respect to any Permitted Refinancing thereof, (ii) to the extent made with the proceeds of Qualified Capital Stock of Holdings, (iii) with respect to the Existing Debt Refinancing on the Closing Date, (iv) with respect to converting (or exchanging) any Indebtedness to (or for) Qualified Capital Stock of Holdings, (v) any AHYDO payments with respect thereto so long as no Event of Default is continuing or would immediately result therefrom and (vi) so long as no Event of Default is continuing, making prepayments, redemptions, repurchases, retirement, defeasance or other satisfaction of Indebtedness in an amount not to exceed $500,000 per year; or

(b) Pay in cash any amount in respect of any Indebtedness (other than interest payable under this Agreement), Disqualified Stock or preferred Equity Interests that may at the obligor’s option be paid in kind or in other securities, in each case, at a time (but only at such time) when PIK Interest is being paid (as opposed to all cash interest) on the Initial Term Loans and 2016 Term Loans pursuant to Section 2.06;

(c) Pay any Management Fees.

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SECTION 6.10. Maximum Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of each period set forth below to be greater than the ratio set forth opposite such period below:

Four Fiscal Quarters Ending	Ratio
Four fiscal quarters ending September 30, 2014	1.0 to 1.0
Four fiscal quarters ending December 31, 2014	1.0 to 1.0
Four fiscal quarters ending March 31, 2015	0.99 to 1.0
Four fiscal quarters ending June 30, 2015	0.99 to 1.0
Four fiscal quarters ending September 30, 2015	0.99 to 1.0
Four fiscal quarters ending December 31, 2015	0.99 to 1.0
Four fiscal quarters ending March 31, 2016	0.97 to 1.0
Four fiscal quarters ending June 30, 2016	0.97 to 1.0
Four fiscal quarters ending September 30, 2016	0.97 to 1.0
Four fiscal quarters ending December 31, 2016	0.97 to 1.0
Four fiscal quarters ending March 31, 2017	0.94 to 1.0
Each four fiscal quarter period ending on March 31, June 30, September 30 and December 31 thereafter	0.94 to 1.0

SECTION 6.11. Fiscal Year. Permit any of Holdings, the Borrower or any Subsidiary to change its fiscal year end to a date other than December 31.

SECTION 6.12. Amendments or Waivers of Documents Relating to Subordinated Indebtedness, Certain Documents and Equity Interests.

(a) Amendments of Documents Relating to Certain Indebtedness. Amend, waive, supplement, modify or otherwise change the terms of ~~(i)~~ any Subordinated Indebtedness in a way that is expressly prohibited by the terms of the applicable subordination agreement (as in effect the date the Borrower acknowledges or agrees in writing to the terms of such subordination agreement or as amended in an amendment approved in writing by the Borrower)~~, or (ii) the Revolving Loan Documents except pursuant to the terms of the Intercreditor Agreement or pursuant to a Permitted Refinancing thereof~~.

(b) Amendments of Certain Documents. Make any amendment, waiver, restatement, supplement or other modification to such Person’s Organizational Documents in any manner materially adverse to the Lenders without in each case obtaining the prior written consent of the Administrative Agent to such amendment, waiver, restatement, supplement or other modification; provided that, for the avoidance of doubt, Holdings may issue Equity Interests so long as such issuance is not otherwise prohibited by this Agreement, and may amend or modify its Organizational Documents to authorize the issuance of any such Equity Interests.

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SECTION 6.13. Conduct of Business by Holdings. With respect to Holdings, engage in any business or activity, hold any assets or incur any Indebtedness or other liabilities, other than (i) the ownership of all outstanding Equity Interests in the Borrower, (ii) maintaining its corporate existence, (iii) participating in tax, accounting and other administrative activities as a member of the consolidated group of companies including the Loan Parties, (iv) executing, delivering and the performance of rights and obligations under the Loan Documents, ~~the Revolving Loan Documents,~~ the Related Documents, the Acquisition Agreement and related documents to which it is a party, (v) performance of rights and obligations under the Management Agreement or any other customary management or advisory arrangement (whether in writing, verbal or otherwise), (vi) making any Restricted Payment permitted by Section 6.06, (vii) purchasing Qualified Capital Stock of Borrower, (viii) making capital contributions to Borrower, (ix) executing, delivering and the performance of rights and obligations under any employment agreements and any documents related thereto, (x) the making of loans to officers, the Governing Body, and employees in exchange for Equity Interests of Holdings purchased by such officers, Governing Body, or employees pursuant to Section 6.04 and the acceptance of notes related thereto and (xi) activities incidental to the businesses or activities described in clauses (i)-(x) above.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(b) default shall be made in the payment of any interest or premium on any Loan or any Fee or any other amount (other than an amount referred to in (a) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three days;

(c) any representation or warranty made or deemed made to any Agent or Lender in or in connection with or pursuant to any Loan Document or the Loans made hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall be false or misleading in any material respect when so made, deemed made or furnished (except to the extent already qualified by materiality, in which case it shall not be false or misleading in any respect);

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant or agreement contained in Section 4.02, Section 5.01(a), Section 5.01(b) (solely to the extent the failure to comply has resulted in a Material Adverse Effect), Section 5.04(b) (and such default shall continue unremedied for a period of ten days), Section 5.05(a), Section 5.08, or in Article VI (provided that any failure to comply with Section 6.10 shall be subject to cure pursuant to Section 7.02);

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) or any Related Document and such default shall continue unremedied for a period of 30 days after the earlier of (i) written notice thereof from the Administrative Agent or any Lender to the Borrower and (ii) knowledge thereof by a Responsible Officer of Holdings or the Borrower;

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(f) (i) Holdings, the Borrower or any Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any cure periods); or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment (other than customary mandatory prepayments), repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary), or of all or substantially all of the property or assets of Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary), under the Bankruptcy Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary) or for all or substantially all of the property or assets of Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary) or (iii) the winding-up or liquidation of Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary) or for all or substantially all of the property or assets of Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) become unable, admit in writing its liability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

(i) one or more judgments shall be rendered against Holdings, the Borrower, any Subsidiary (other than any Immaterial Subsidiary) or any combination thereof and the same shall remain undischarged, unstayed, unvacated and unbonded for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any Subsidiary (other than any Immaterial Subsidiary) to enforce any such judgment and such judgment either (i) is for the payment of money in an aggregate amount in excess of $1,125,000 generally and $3,000,000 with respect to unpaid state taxes (after giving effect to insurance (and taking into account any deductibles) as to which Holdings, the Borrower or any Subsidiary has promptly submitted or will promptly submit a written claim in respect thereof to the applicable insurance carrier and the insurance carrier has not denied liability by an appropriate proceeding and is solvent and not an Affiliate of Holdings, the Borrower or any of its Subsidiaries) or (ii) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect;

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(j) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower, Holdings or any Subsidiary in an aggregate amount exceeding $1,000,000;

(k) any guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(l) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (subject to Lien permitted by Section 6.02) security interest in the securities, assets or properties purported to be covered thereby (other than any Collateral that both (x) has a fair market value of not more than $375,000 in the aggregate, and (y) is not material to the operations, business or prospects of any Loan Party) other than by reason of action or inaction by the Collateral Agent, the Administrative Agent, the Lenders, the other Secured Parties or their Related Parties;

(m) any Subordinated Indebtedness of Holdings, the Borrower or any Subsidiary constituting Material Indebtedness shall cease (or any Loan Party or an Affiliate of any Loan Party shall so assert), for any reason, to be validly subordinated to the Obligations as provided in the agreements evidencing such Subordinated Indebtedness; or

(n) the Acquisition shall be unwound by a final, non-appealable judgment of a court of competent jurisdiction;

then, and in every such event (other than an event with respect to any of the Loan Parties described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such an Event of Default, the Administrative Agent may, and at the written request of the Required Lenders shall, by written notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable (and accrued interest thereon), together with the Applicable Prepayment Premium (other than in the case of acceleration of the Loans due to the Loan Parties’ breach of the covenant set forth in Section 6.10) for the prepayment date with respect to such principal amount paid and accrued interest thereon, and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each of Holdings and the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any of the Loan Parties described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding (and accrued interest thereon), together with the Applicable Prepayment Premium for the prepayment date with respect to such principal amount paid and accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each of Holdings and the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding, and the Collateral Agent shall have the right to enforce all of the Liens created pursuant to the Security Documents and exercise on behalf of itself and the other Secured Parties all rights and remedies available to it and the other Secured Parties under the Loan Documents or applicable law, including the right to appoint a receiver.

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If the Obligations are accelerated for any reason, including because of default, Disposition or encumbrance (including that by operation of law or otherwise), the Applicable Prepayment Premium will also be due and payable on the outstanding principal amount (including, for the avoidance of doubt, PIK Interest on the Initial Term Loans and/or the 2016 Term Loans that has been capitalized and added to principal~~) of the~~ of such Initial Term Loans or 2016 Term Loans, as applicable) of such Initial Term Loans or 2016 Term Loans, as applicable (but not any Revolving Loans, Incremental Loans, interest accruing thereon, other Obligations or other amounts), as though said indebtedness was voluntarily prepaid and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any Applicable Prepayment Premium payable ~~above~~pursuant to the immediately preceding sentence shall be presumed to be the liquidated damages sustained by each ~~Lender~~such Initial Term Loan Lender or 2016 Term Loan Lender, as applicable, as the result of the early termination and the Borrower agrees that it is reasonable under the circumstances currently existing. The Applicable Prepayment Premium shall also be payable on the outstanding principal amount (including, for the avoidance of doubt, PIK Interest on the Initial Term Loans or 2016 Term Loans that has been capitalized and added to principal of such Initial Term Loans or 2016 Term Loans, as applicable) of such Initial Term Loans or 2016 Term Loans, as applicable (but not any Revolving Loans, Incremental Loans, interest accruing thereon, other Obligations or other amounts), in the event the Obligations (and/or this Agreement or the Notes evidencing the Obligations) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. THE BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREPAYMENT PREMIUM ON THE OUTSTANDING PRINCIPAL AMOUNT (INCLUDING, FOR THE AVOIDANCE OF DOUBT, PIK INTEREST ON THE INITIAL TERM LOANS OR 2016 TERM LOANS THAT HAS BEEN CAPITALIZED AND ADDED TO PRINCIPAL OF SUCH INITIAL TERM LOANS OR 2016 TERM LOANS, AS APPLICABLE) OF SUCH INITIAL TERM LOANS OR 2016 TERM LOANS, AS APPLICABLE IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower expressly agrees that: (A) the Applicable Prepayment Premium on the outstanding principal amount (including, for the avoidance of doubt, PIK Interest on the Initial Term Loans or 2016 Term Loans that has been capitalized and added to principal of the Initial Term Loans or 2016 Term Loans, as applicable) of the Initial Term Loans or 2016 Term Loans, as applicable, is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Prepayment Premium on the outstanding principal amount (including, for the avoidance of doubt, PIK Interest on the Initial Term Loans or 2016 Term Loans that has been capitalized and added to principal of the Initial Term Loans or 2016 Term Loans, as applicable) of the Initial Term Loans or 2016 Term Loans, as applicable, shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and the Borrower giving specific consideration in this transaction for such agreement to pay the Applicable Prepayment Premium; and (D) the Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Borrower expressly acknowledges that its agreement to pay the Applicable Prepayment Premium ~~to~~on the outstanding principal amount (including, for the avoidance of doubt, PIK Interest on the Initial Term Loans or 2016 Term Loans that has been capitalized and added to principal of such Initial Term Loans or 2016 Term Loans, as applicable) of the Initial Term Loans or 2016 Term Loans, as applicable (but not any Revolving Loans, Incremental Loans, interest accruing thereon, other Obligations or other amounts), to such Lenders as herein described is a material inducement to the Initial Term Loan Lenders and the 2016 Term Loan Lenders, as applicable, to make the ~~Loans~~Initial Term Loans and the 2016 Term Loans, as applicable.

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SECTION 7.02. Right to Cure.

(a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails to comply with the requirements of the covenant set forth in Section 6.10, during the period beginning on the first day following the applicable fiscal quarter (i.e., the last fiscal quarter in the period of non-compliance with the covenant set forth in Section 6.10) until the expiration of the 15th day subsequent to the date the Compliance Certificate to be delivered pursuant to Section 5.04(c) for such fiscal quarter is required to be delivered (the “Cure Date”), Holdings shall have the right to use cash proceeds of any equity contribution (in the form of Qualified Capital Stock) to Holdings during such period (any such equity contribution to Holdings to exercise the Cure Right pursuant to this Section, a “Cure Contribution”) or any issuance of Equity Interests by Holdings (other than any issuance of Disqualified Stock) during such period (any such Equity Interests issued by Holdings to exercise the Cure Right pursuant to this Section, “Cure Securities”) to make an equity contribution to, or purchase equity of, the Borrower in each case, in the form of Qualified Capital Stock (collectively, the “Cure Right”), and upon the receipt by the Borrower of such cash (the “Cure Amount”) pursuant to the exercise by Holdings of such Cure Right and written request to the Administrative Agent to effect such recalculation, the covenant set forth in Section 6.10 shall be recalculated giving effect to the following pro forma adjustments:

(i) Consolidated Revenue shall be increased for such fiscal quarter (and any four fiscal quarter-period that includes such fiscal quarter), solely for the purpose of measuring the covenant set forth in Section 6.10 and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

(ii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the covenant set forth in Section 6.10, the Borrower shall be deemed to have satisfied the requirements of the covenant set forth in Section 6.10 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the covenant set forth in Section 6.10 that had occurred shall be deemed cured for the purposes of this Agreement.

(b) Notwithstanding anything herein to the contrary (i) in each four consecutive fiscal-quarter period there shall be at least two fiscal quarters in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right may be exercised no more than four times, (iii) the Cure Amount shall be no greater than the amount required for purposes of causing the Borrower to comply with the covenant set forth in Section 6.10, (iv) subject to Section 2.11(j), the proceeds of a Cure Contribution or Cure Securities shall be used to prepay the outstanding Initial Term Loans ~~(~~and 2016 Term Loans (and, with respect to any Incremental Loans, only to the extent agreed pursuant to Section 2.23(d)(iv)) on a pro rata basis (and, in each case and notwithstanding anything to the contrary in this Agreement, such prepayment shall not be subject to the Applicable Prepayment Premium) and the Loans shall be deemed repaid for the purposes of recalculating the covenant set forth in Section 6.10.

(c) Upon the Administrative Agent’s receipt of a notice from the Borrower that it intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the 15th day subsequent to the date of required delivery of the related Compliance Certificate delivered pursuant to Section 5.04(c) to which such Notice of Intent to Cure relates, neither the Administrative Agent nor any Lender shall exercise the right to accelerate payment of the Loans or terminate or suspend the Commitments nor take any other remedy pursuant to Section 7.01 or otherwise and neither the Collateral Agent nor any other Lender shall exercise any right to foreclose on or take possession of the Collateral solely on the basis of an allegation of an Event of Default having occurred and being continuing under Section 7.01 due to failure by the Borrower to comply with the requirements of the covenant set forth in Section 6.10 for the applicable period.

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ARTICLE VIII

The Administrative Agent and the Collateral Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The Person serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such Person and its affiliates may provide debt financing, equity capital or other services (including financial advisory services) to any of the Loan Parties (or any Person engaged in similar business as that engaged in by any of the Loan Parties) as if such Person was not performing the duties specified herein, and may accept fees and other consideration from any of the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the Subsidiaries that is communicated to or obtained by the Person serving as the Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or willful misconduct as finally judicially determined by a court of competent jurisdiction. Neither Agent nor any Lender shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent or such Lender by Holdings, the Borrower or a Lender, and neither Agent nor any Lender shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent or such Lender.

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Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit ~~Facility~~Facilities as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned and such consent not to be required during the continuance of a Designated Event of Default), to appoint a successor other than any Excluded Lender. If no successor shall have been so appointed by the Required Lenders (with the Borrower’s written consent, subject to the limitations on consent in the immediately preceding sentence) and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent (other than any Excluded Lender) with the written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned and such consent not to be required during the continuance of a Designated Event of Default) which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor (who shall not be an Excluded Lender and any attempted appointment of an Excluded Lender shall be absolutely void ab initio), such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. If within 30 days after written notice is given of the resigning Agent’s resignation under this Article VIII no successor Agent shall have been appointed and shall have accepted such appointment, then on such 30th day (a) the retiring Agent’s resignation shall become effective, (b) the retiring Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties of the retiring Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent that is not an Excluded Lender as provided above. The Borrower shall pay the reasonable and documented out-of-pocket fees of a successor Agent that is not an Excluded Lender and that is not appointed in violation of this paragraph. After an Agent’s resignation hereunder, the provisions of this Article VIII and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

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Each Lender hereby further authorizes the Collateral Agent, on behalf of and for the benefit of Lenders, to enter into ~~the Intercreditor Agreement and into~~ each Security Document as secured party and to be the agent for and representative of the Lenders thereunder, and each Lender agrees to be bound by the terms of each Security Document ~~and the Intercreditor Agreement~~; provided that the Collateral Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Security Document ~~or the Intercreditor Agreement~~ or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement~~, the Intercreditor Agreement~~ or the applicable Security Document), in the case of each of clauses (i) and (ii) without the prior consent of Required Lenders (or, if required pursuant to Section 9.08, all Lenders); provided further, however, that, without further written consent or authorization from the Lenders, the Collateral Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral (1) that is the subject of a sale or other Disposition of assets permitted by this Agreement, the other Loan Documents or to which Required Lenders have otherwise consented or (2) upon the payment in full of the Obligations (other than contingent indemnity claims or expense reimbursement obligations not yet asserted), (b) release any Subsidiary Guarantor from the Guarantee and Collateral Agreement if all of the Equity Interests of such Subsidiary Guarantor are sold or otherwise Disposed of to any Person (other than an Affiliate of a Loan Party) pursuant to a sale or other Disposition permitted hereunder or under any of the other Loan Documents or to which Required Lenders have otherwise consented or (c) subordinate the Liens of the Collateral Agent, on behalf of the Secured Parties, to any Liens permitted by Section 6.02. Anything contained in any of the Loan Documents to the contrary notwithstanding, Holdings, the Borrower, the Collateral Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under or otherwise enforce any Security Document ~~or the Intercreditor Agreement~~, it being understood and agreed that all powers, rights and remedies under the Security Documents ~~and the Intercreditor Agreement~~ may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms thereof, and (2) in the event of a foreclosure by either on any of the Collateral pursuant to a public or private sale, either Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and the Collateral Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Notwithstanding anything to the contrary herein, the Collateral Agent shall be permitted to take any action it is authorized to take under any Loan Document ~~or the Intercreditor Agreement~~.

In case of the pendency of any case or proceeding under the Bankruptcy Code or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.05, Section 2.13, Section 2.17, and Section 9.05) allowed in such judicial proceeding; and

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(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.05 and Section 9.05.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i) if to Holdings or the Borrower, to them at Blackline Systems, Inc., 21300 Victory Blvd., 12th Floor, Woodland Hills, CA 91367, Attention: Controller (Fax No.: (818 223-9081) and Email: accounting @blackline.com), with a copy (which shall not constitute notice) to: (a) Silver Lake Sumeru Fund, L.P., 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025, Attention: Jason Babcoke (Fax No.: (650) 234-2526 and Email: Jason.Babcoke@SilverLake.com and (2) Kirkland & Ellis LLP, 555 California Street, San Francisco, CA 94104, Attention: Christopher Kirkham (Fax No.: (415) 439-1500 and Email: christopher.kirkham@kirkland.com);

(ii) if to the Administrative Agent, to Obsidian Agency Services, Inc., c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Asher Finci (Fax No. (310) 889-4950 and Email: asher.finci@tennenbaumcapital.com), with a copy (which shall not constitute notice) to Proskauer Rose LLP, 2049 Century Park East, Suite 3200, Los Angeles, California 90067, Attention: Steven O. Weise and Glen K. Lim (Fax No. (310) 557-2193 and Email: sweise@proskauer.com and glim@proskauer.com); and

(iii) if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date 5 Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among Holdings, the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by Holdings or the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the

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Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other Obligation (other than contingent indemnity claims or expense reimbursement obligations not yet asserted) payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Section 2.12, Section 2.13, Section 2.17 and Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender.

SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower, the Collateral Agent and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.04. Successors and Assigns.

(a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Holdings, the Borrower, the Administrative Agent, the Collateral Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each Lender may assign to one or more Eligible Assignees (which, for the avoidance of doubt, shall not be any Excluded Lender) all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with the prior written consent of the Borrower and the Administrative Agent (not to be unreasonably withheld or delayed); provided, however, that (i) the consent of the Borrower shall not be required to any such assignment made (A) to another Lender or an Affiliate of a Lender, or (B) after the occurrence and during the continuance of any Designated Event of Default; provided that, notwithstanding anything to the contrary in this Agreement, the Borrower shall retain its right to consent in writing to an assignment to any Excluded Lender at all times, (ii) unless otherwise consented to in writing by the Borrower and the Administrative Agent, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to when such assignment is delivered to the Administrative Agent) shall be in an integral multiple of, and not less than, $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans), (iii) the parties to each such assignment shall manually execute and deliver to the Administrative Agent an Assignment and Acceptance, together with, unless waived by the Administrative Agent, a processing and recordation fee of $3,500 (provided that only one such fee shall be payable in the case of concurrent assignments to Persons that, after giving effect to such assignments, will be Related Funds), and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of, and subject to the requirements of, Section 2.12, Section 2.13, Section 2.17 and Section 9.05).

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(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto (including the Borrower) as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any Subsidiary or the performance or observance by Holdings, the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other documents and information as it has deemed reasonably appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d) The Administrative Agent shall maintain at its principal executive offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Absent manifest error, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and, if required, the written consent of the Administrative Agent and, if required, the Borrower to such assignment and any applicable tax forms, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) notify the Borrower of such acceptance. The Administrative Agent shall promptly record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e). This Section 9.04(e) shall be construed so that any Commitment, Loan or other Obligation under the Loan Documents is in registered form under Section 5f103-1(c) of the United States Treasury Regulations.

(f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other Persons (in each case, other than to an Excluded Lender) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its

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Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other Persons shall be entitled to the benefit of the cost protection provisions contained in Section 2.12 and Section 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17 and it being understood that the documentation required under Section 2.17 shall be delivered to the participating Lender) to the same extent as if they were Lenders (but, with respect to any particular participant), to no greater extent than the Lender that sold the participation to such participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the participant acquired the applicable participation, (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or Person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating bank or Person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating bank or Person has an interest, increasing or extending the Commitments in which such participating bank or Person has an interest or releasing any Guarantor (other than in connection with the sale of such Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the Collateral) and (v) such bank or other Person shall not be an Excluded Lender. Notwithstanding anything to the contrary, no Lender shall enter into any agreement with any participant that will permit such participant to influence or control the voting rights of such Lender with respect to the Loans or Obligations (and no participant shall have or receive any voting rights with respect to the Loans or Obligations) except with regard to (i) decreases in the principal amount of, or extending the maturity of or any scheduled principal payment date or date for the payment of any interest or premium on any Loan, or waiving or excusing any such payment or any part thereof, or decreasing the rate of interest or premium on any Loan, without the prior written consent of each Lender directly adversely affected thereby (other than any waiver of any increase in the interest rate applicable to the Loans as a result of the occurrence of an Event of Default and other than any waiver or extension of any mandatory prepayment), (ii) increasing or extending the Commitment or decreasing or extending the date for payment of any Fees or premiums of any Lender (other than any waiver or extension of any mandatory prepayment) without the prior written consent of such participant, or (iii) amending or modifying the pro rata requirements of Section 2.14, the provisions of Section 9.04(k) or the provisions of Section 9.08(b)(i) - (iii).

(g) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be prima facie evidence absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(h) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary and commercially reasonable exceptions) to bound by or preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(i) Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(j) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle that is not an Excluded Lender (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in the Loans to the Granting Lender or to any financial institutions that are not Excluded Lenders (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis (upon receiving a signed agreement to be bound to confidentiality provisions similar to those in Section 9.16) any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. A Granting Lender that transfers all or any portion of its Loan to an SPC shall maintain a register that complies with the requirements set forth in Section 9.04(g).

(k) Neither Holdings nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender. Notwithstanding anything to the contrary, any attempted assignment that is not permitted by the terms hereunder shall be absolutely void ab initio.

SECTION 9.05. Expenses; Indemnity.

(a) Holdings and the Borrower agree, jointly and severally, to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented attorneys’ fees

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(limited to one transactional counsel and one local counsel in each relevant jurisdiction) and reasonable and documented out-of-pocket fees, costs and expenses of accountants, advisors and consultants, incurred by the Administrative Agent, the Collateral Agent and their one counsel in the negotiation, preparation and administration of this Agreement and the other Loan Documents including reasonable and documented out-of-pocket travel costs and costs and expenses (not to exceed $7,500 in any fiscal year of Holdings related to the obtaining and maintenance of credit ratings) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or relating to efforts to evaluate or assess any Loan Party, its business or financial condition or protect, evaluate, assess or Dispose of any of the Collateral; and all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented attorneys’ fees (limited to one transactional counsel and one local counsel in each relevant jurisdiction), fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by the Administrative Agent, the Collateral Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Loan Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings. Notwithstanding the foregoing, the parties hereto agree that Holdings, the Borrower and the other Loan Parties shall not be required to pay costs and expenses incurred on or prior to the Closing Date in connection with the primary syndication of the Credit Facility and the negotiation, preparation and administration of this Agreement and the other Loan Documents in excess of $300,000.

(b) Holdings and the Borrower agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses (other than lost profits), claims, damages, liabilities and related expenses, including reasonable and documented out-of-pocket counsel fees of one counsel and one local counsel in each relevant jurisdiction, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto or the plaintiff or defendant thereunder (and regardless of whether such matter is initiated by a third party, a Lender, or by Holdings, the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or its Affiliates, (B) result from a successful claim brought by the Borrower or any other Loan Party against an Indemnitee for a material breach of such Indemnitee’s material obligations hereunder or under any other Loan Document or (C) arise from disputes arising solely among Indemnitees that do not involve any act or omission by any Loan Party or its Affiliates (other than claims, damages, liabilities and related expenses against an Agent acting solely in its capacity as such, but not with respect to any other Person that is party to such dispute with an Agent).

(c) To the extent that Holdings and the Borrower fail to pay any amount required to be paid by them to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

9.05(c), each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the outstanding Loans and unused Commitments at the time.

(d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

(e) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 9.05 shall be payable within 10 Business Days of demand therefor.

SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of Holdings or the Borrower against any of and all the obligations of Holdings or the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 9.08. Waivers; Amendment.

(a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings or the Borrower in any case shall entitle Holdings or the Borrower to any other or further notice or demand in similar or other circumstances.

~~9335/74326-004 current/38542033v9~~

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, Holdings and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest or premium on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest or premium on any Loan, without the prior written consent of each Lender directly adversely affected thereby (other than any waiver of any increase in the interest rate applicable to the Loans as a result of the occurrence of an Event of Default and other than any waiver or extension of any mandatory prepayment), (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees or premiums of any Lender (other than any waiver or extension of any mandatory prepayment) without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.14, the provisions of Section 9.04(k) or the provisions of this Section 9.08(b) or release any Guarantor (other than in connection with the sale or other disposition of such Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the Collateral, without the prior written consent of each Lender, (iv) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(j) without the written consent of such SPC, ~~or~~ (v) without the written consent of the Required RL Lenders, amend, modify or waive any condition precedent set forth in Section 4.02 or amend the definition of “Required RL Lenders” or (vi) reduce the percentage contained in the definition of the term “Required Lenders” without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments on the date hereof); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent.

SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.10. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

~~9335/74326-004 current/38542033v9~~

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15. Jurisdiction; Consent to Service of Process.

(a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against Holdings, the Borrower, or their respective properties in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan

~~9335/74326-004 current/38542033v9~~

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Documents in any court located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16. Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, but only to the extent required or desirable in connection with such exercise or enforcement, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (i) to the extent not an Excluded Lender, any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Holdings, the Borrower or any Subsidiary or any of their respective obligations, (f) with the written consent of the Borrower or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16 by any Agent, any Lender or any of their Related Parties. For the purposes of this Section 9.16, “Information” shall mean all information received from Holdings, the Borrower or any Subsidiary and related to Holdings, the Borrower or any Subsidiary or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure by Holdings, the Borrower or any Subsidiary; provided that with respect to clause (c) above, if the Administrative Agent, the Collateral Agent or any Lender receives a subpoena, interrogatory or other request (verbal or otherwise) for any Information, or believes that it is legally required to disclose any of the Information to a third party, it shall, in advance of such disclosure, to the extent practicable and legally permissible, promptly provide to the Borrower written notice of any such request or requirement so that Borrower or the applicable Loan Party (or Subsidiary thereof) may seek a protective order or other remedy; provided, further, that it shall (1) exercise reasonable efforts to preserve the confidentiality of such Information, (2) to the extent legally permissible and practicable, use commercially reasonable efforts to provide Borrower, in advance of such disclosure, with copies of any Information it intends to disclose (and, if applicable, the text of the disclosure language itself), and (3) reasonably cooperate at the reasonable cost and expense of the Borrower with the Borrower or applicable Loan Party (or Subsidiary thereof) to the extent Borrower or such Loan Party (or Subsidiary thereof) seeks to limit such disclosures. Notwithstanding anything to the contrary herein or in any other Loan Document or otherwise, each of the Administrative Agent, the Collateral Agent and the Lenders agrees not to disclose any Information to any Excluded Lender under any circumstance. Except with respect to disclosing any Information to an Excluded Lender, any Person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord its own confidential information.

~~9335/74326-004 current/38542033v9~~

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SECTION 9.17. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings, the Borrower and the Subsidiary Guarantors that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Holdings, the Borrower and the Subsidiary Guarantors, which information includes the name and address of Holdings, the Borrower and the Subsidiary Guarantors and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings, the Borrower and the Subsidiary Guarantors in accordance with the USA PATRIOT Act.

[Signature pages follow]

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.~~

~~SLS BREEZE INTERMEDIATE HOLDINGS, INC., as Holdings~~

~~By:~~
~~Name:~~
~~Title:~~

~~BLACKLINE SYSTEMS, INC., as Borrower~~

~~By:~~
~~Name:~~
~~Title:~~

~~9335/74326-004 current/38542033v9~~

9699/74326-004 current/53284768v11

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

~~OBSIDIAN AGENCY SERVICES, INC., as Administrative Agent and Collateral Agent~~

~~By:~~
~~Name:~~
~~Title:~~

~~[ADD SIGNATURE BLOCKS FOR LENDERS]~~

~~9335/74326-004 current/38542033v9~~

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT B

Schedule 2.01 – Lenders and Commitments

Revolving Loan Commitments

RL Lender	Address	Revolving Loan Commitment
Special Value Continuation Partners, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Tennenbaum Senior Loan Fund II, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Tennenbaum Senior Loan Operating III, LLC	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Tennenbaum Senior Loan Fund IV-B, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Total		$[***]

Initial Term Loan Commitments

Initial Term Loan Lender	Address	Initial Term Loan Commitment on the Closing Date	Initial Term Loan Principal Outstanding as of Second Amendment Effective Date
Special Value Continuation Partners, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]	$[***]
Tennenbaum Opportunities Fund VI, LLC	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]	$[***]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Tennenbaum Senior Loan Fund II, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]	$[***]
Tennenbaum Senior Loan Operating III, LLC	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]	$[***]
Tennenbaum Senior Loan Fund IV-B, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]	$[***]
Total		$[***]	$[***]

2016 Term Loan Commitments

2016 Term Loan Lender	Address	2016 Term Loan Commitment
Special Value Continuation Partners, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Tennenbaum Senior Loan Fund II, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Tennenbaum Senior Loan Funding III, LLC	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Tennenbaum Senior Loan Fund IV-B, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	$[***]
Total		$[***]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT C

EXHIBIT A

FORM OF NOTICE OF BORROWING

                 ,

Obsidian Agency Services, Inc.,

as Administrative Agent under the

Credit Agreement referred to below

c/o Tennenbaum Capital Partners, LLC

2951 28th Street, Suite 1000

Santa Monica, CA 90405

Attention: Asher Finci

Fax: (310) 889-4950

Re: BLACKLINE SYSTEMS, INC.

Reference is made to that certain Credit Agreement, dated as of September 25, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”), SLS BREEZE INTERMEDIATE HOLDINGS, INC., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and OBSIDIAN AGENCY SERVICES, INC., as the administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(c) of the Credit Agreement that the undersigned hereby requests a borrowing of 2016 Term Loans (the “Proposed Borrowing”) under the Credit Agreement and, in connection therewith, sets forth below the information relating to the Proposed Borrowing as required by Section 2.02(c) of the Credit Agreement:

(a) The date of the Proposed Borrowing is the Second Amendment Effective Date.

(b) The aggregate principal amount of the Proposed Borrowing is $5,000,000.

At the time of the Proposed Borrowing and also after giving effect thereto, (i) there is no Default or Event of Default, (ii) all representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition, and (iii) the Consolidated Leverage Ratio, calculated on a pro forma basis for the last twelve month period for which financial statements have been (or were required to be delivered pursuant to Sections 5.04 (a) or (b) of the Credit Agreement and after giving effect to any Permitted Acquisitions or Investments permitted under the Loan Documents or prepayments of the Loans, shall be no greater than 0.74:1.00.

At the time of the Proposed Borrowing, no injunction or other restraining order has been issued and no hearing by any Person (other than any Secured Party or any Affiliate of a Secured Party) to cause an injunction or other restraining order to be issued is pending with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the making of the Proposed Borrowing on the Second Amendment Effective Date. Delivery of an executed counterpart of this Notice of Borrowing by facsimile or other electronic means (e.g., “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

[Remainder of page intentionally left blank]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

BLACKLINE SYSTEMS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO NOTICE OF BORROWING]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT D

EXHIBIT A-1

FORM OF NOTICE OF REVOLVER BORROWING

                 ,

Obsidian Agency Services, Inc.,

as Administrative Agent under the

Credit Agreement referred to below

c/o Tennenbaum Capital Partners, LLC

2951 28th Street, Suite 1000

Santa Monica, CA 90405

Attention: Asher Finci

Fax: (310) 889-4950

Re: BLACKLINE SYSTEMS, INC.

Reference is made to that certain Credit Agreement, dated as of September 25, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”), SLS BREEZE INTERMEDIATE HOLDINGS, INC., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and OBSIDIAN AGENCY SERVICES, INC., as the administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(d) of the Credit Agreement that the undersigned hereby requests a borrowing (the “Proposed Borrowing”) under the Credit Agreement and, in connection therewith, sets forth below the information relating to the Proposed Borrowing as required by Section 2.02(d) of the Credit Agreement:

(a) The date of the Proposed Borrowing is             ,             (the “Funding Date”)1.

(b) The aggregate principal amount of the Proposed Borrowing is $            .2

At the time of the Proposed Borrowing and also after giving effect thereto, (i) there is no Default or Event of Default and (ii) all representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition.

At the time of the Proposed Borrowing, no injunction or other restraining order has been issued and no hearing by any Person (other than any Secured Party or any Affiliate of a Secured Party) to cause an injunction or other restraining order to be issued is pending with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the making of the Proposed Borrowing on the Funding Date. Delivery of an executed counterpart of this Notice of Revolver Borrowing by facsimile or other electronic means (e.g., “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Notice of Revolver Borrowing.

[1]	The Funding Date shall be a Business Day. There shall be no more than one request for a Revolving Loan per calendar week.
[2]	The Proposed Borrowing shall be an integral multiple of $100,000 and not less than $500,000.

[Remainder of page intentionally left blank]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

BLACKLINE SYSTEMS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO NOTICE OF REVOLVER BORROWING]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT E

EXHIBIT B-1

FORM OF REVOLVING NOTE

$[•]	_______ ___, 20__

FOR VALUE RECEIVED, the undersigned, BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”, together with all successors and assigns), promises to pay             (hereinafter, together with its successors in title and permitted assigns, the “Lender”) on the Maturity Date (as defined in the Credit Agreement referred to below) in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) [•] ($[•]) and (b) the aggregate unpaid principal amount of all Revolving Loans of the Lender outstanding under the Credit Agreement referred to below at the Payment Office or such other place as the Lender might designate to the Borrower in writing from time to time. Borrower further agrees to pay interest, in like money at such office, on the unpaid principal amount of the Revolving Loans as may be due and owing from time to time at the rates, and on the dates, specified in Section 2.06 of the Credit Agreement. As used herein, the “Credit Agreement” means and refers to that certain Credit Agreement, dated as of September 25, 2013 (as such may be amended, restated, supplemented or otherwise modified from time to time) by and among the Borrower, SLS BREEZE INTERMEDIATE HOLDINGS, INC., a Delaware corporation, the Lenders from time to time party thereto, and OBSIDIAN AGENCY SERVICES, INC., as the administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

This Revolving Note is a “Revolving Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. This Revolving Note is also entitled to the benefits of the Guarantee and Collateral Agreement and is secured by the Collateral. The principal of, and interest on, the Revolving Loans shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. The Administrative Agent’s books and records concerning the Revolving Loans, the accrual of interest and fees thereon and the repayment of such Revolving Loans shall be prima facie evidence of the indebtedness to the Lender hereunder, absent manifest error.

No delay or omission by the Administrative Agent, the Collateral Agent or the Lender in exercising or enforcing any of the Administrative Agent’s, the Collateral Agent’s or the Lender’s powers, rights, privileges, remedies or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

The Borrower waives presentment, demand, notice and protest, and also waives any delay on the part of the holder hereof.

This Revolving Note shall be binding upon the Borrower and upon its permitted successors, assigns, and representatives, and shall inure to the benefit of the Lender and its permitted successors, endorsees and assigns. There are certain restrictions on the assignment and transfer of this Note and the obligations evidenced by this Note in the Credit Agreement (including, without limitation, in Section 9.04 of the Credit Agreement).

Each of the Borrower and, by its acceptance hereof, the Lender, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Revolving Note or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the Borrower and, by

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

its acceptance hereof, the Lender, hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Borrower and, by its acceptance hereof, the Lender, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Revolving Note shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Revolving Note or the other Loan Documents against Holdings, the Borrower, or their respective properties in the courts of any jurisdiction. Each of the Borrower and, by its acceptance hereof, the Lender, irrevocably and unconditionally waives, to the fullest extent that it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Revolving Note in any court located in the City of New York, Borough of Manhattan, or the United States of America sitting in the Southern District of New York. Each of the Borrower and, by its acceptance hereof, the Lender, hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Each of the Borrower and, by its acceptance hereof, the Lender, makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Lender or the Borrower, as applicable, are each relying thereon. EACH OF THE BORROWER AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS REVOLVING NOTE.

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IN WITNESS WHEREOF, the undersigned has caused this Revolving Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

BLACKLINE SYSTEMS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO FORM OF REVOLVING NOTE]

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REVOLVING LOANS AND PAYMENTS
Date	Amount of Revolving Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Revolving Note	Name of Person Making this Notation

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT F

EXHIBIT B

[FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS TERM NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT.” BLACKLINE SYSTEMS, INC. WILL PROMPTLY MAKE AVAILABLE TO THE HOLDER HEREOF INFORMATION REGARDING THE ISSUE PRICE, ISSUE DATE, YIELD TO MATURITY, AMOUNT OF ORIGINAL ISSUE DISCOUNT (AND ANY OTHER INFORMATION REQUIRED TO BE MADE AVAILABLE TO THE HOLDER PURSUANT TO U.S. TREASURY REGULATIONS), UPON THE WRITTEN REQUEST OF SUCH HOLDER DIRECTED TO BLACKLINE SYSTEMS, INC., 21300 VICTORY BLVD., 12TH FLOOR, WOODLAND HILLS, CA 91367.]3

FORM OF TERM NOTE

$[•]	[ ], [ ]

FOR VALUE RECEIVED, the undersigned, BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”, together with all successors and assigns), promises to pay             (hereinafter, together with its successors in title and permitted assigns, the “Lender”), the principal sum of [•] ($[•]), or such lesser amount as is outstanding from time to time, on the dates and in the amounts set forth in the Credit Agreement (as hereafter defined), with interest, fees, expenses and costs at the rate and payable in the manner stated in the Credit Agreement. As used herein, the “Credit Agreement” means and refers to that certain Credit Agreement, dated as of September 25, 2013 (as such may be amended, restated, supplemented or otherwise modified from time to time) by and among the Borrower, SLS BREEZE INTERMEDIATE HOLDINGS, INC., a Delaware corporation, the Lenders from time to time party thereto, and OBSIDIAN AGENCY SERVICES, INC., as the administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

This Term Note is a “Term Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The Term Loans evidenced by this Term Note are [Initial Term Loans][2016 Term Loans][Incremental Loans]. This Term Note is also entitled to the benefits of the Guarantee and Collateral Agreement and is secured by the Collateral. The principal of, and interest on, this Term Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. The Administrative Agent’s books and records concerning the Term Loans covered by this Term Note, the accrual of interest and fees thereon and the repayment of such Term Loans shall be prima facie evidence of the indebtedness to the Lender hereunder, absent manifest error.

No delay or omission by the Administrative Agent, the Collateral Agent or the Lender in exercising or enforcing any of the Administrative Agent’s, the Collateral Agent’s or the Lender’s powers, rights, privileges, remedies or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

[3]	To be included only for Term Notes evidencing Initial Term Loans and 2016 Term Loans.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

The Borrower waives presentment, demand, notice and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent, the Collateral Agent and/or the Lender with respect to this Term Note and/or any Security Document or any extension or other indulgence with respect to any other liability or any collateral given under the Loan Documents to secure any other liability of the Borrower or any other Person obligated on account of this Term Note.

This Term Note shall be binding upon the Borrower and upon its permitted successors, assigns, and representatives, and shall inure to the benefit of the Lender and its permitted successors, endorsees and assigns. There are certain restrictions on the assignment and transfer of this Term Note and the obligations evidenced by this Term Note in the Credit Agreement (including, without limitation, in Section 9.04 of the Credit Agreement).

Each of the Borrower and, by its acceptance hereof, the Lender, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Term Note or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the Borrower and, by its acceptance hereof, the Lender, hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Borrower and, by its acceptance hereof, the Lender, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Term Note shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Term Note or the other Loan Documents against Holdings, the Borrower, or their respective properties in the courts of any jurisdiction. Each of the Borrower and, by its acceptance hereof, the Lender, irrevocably and unconditionally waives, to the fullest extent that it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Term Note in any court located in the City of New York, Borough of Manhattan, or the United States of America sitting in the Southern District of New York. Each of the Borrower and, by its acceptance hereof, the Lender, hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Each of the Borrower and, by its acceptance hereof, the Lender, makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Lender or the Borrower, as applicable, are each relying thereon. EACH OF THE BORROWER AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TERM NOTE.

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IN WITNESS WHEREOF, the undersigned has caused this Term Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

BLACKLINE SYSTEMS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO FORM OF TERM NOTE]

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[INITIAL TERM][2016 TERM][INCREMENTAL] LOANS AND PAYMENTS

Date	Amount of [Initial Term] [2016 Term] [Incremental] Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Term Note	Name of Person Making this Notation

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EXHIBIT G

EXHIBIT D

FORM OF ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and[the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty (express or implied) by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

[for each Assignee identify Lender]

3.	Borrower: BLACKLINE SYSTEMS, INC.

4.	Administrative Agent: Obsidian Agency Services, Inc., including any successor thereto, as the administrative agent under the Credit Agreement

5.	Credit Agreement: The Credit Agreement, dated as of September 25, 2013, among BLACKLINE SYSTEMS, INC., a California corporation, as the Borrower, SLS BREEZE INTERMEDIATE HOLDINGS, INC., a Delaware corporation, as Holdings, the Lenders from time to time party thereto, and OBSIDIAN AGENCY SERVICES, INC., as the Administrative Agent and as Collateral Agent for the Lenders.

6.	Assigned Interest:

a.	Initial Term Loans

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Initial Term Loans for all Lenders[7]	Amount of Initial Term Loans Assigned	Percentage Assigned of Initial Term Loans[8]	CUSIP Number

		$	$	%

		$	$	%

		$	$	%

b.	2016 Term Loans

Assignor[s][9]	Assignee[s][10]	Aggregate Amount of 2016 Term Loans for all Lenders[11]	Amount of 2016 Term Loans Assigned	Percentage Assigned of 2016 Term Loans[12]	CUSIP Number

		$	$	%

		$	$	%

		$	$	%

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[8]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.
[9]	List each Assignor, as appropriate.
[10]	List each Assignee, as appropriate.
[11]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[12]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

[c.	Incremental Term Loans

Assignor[s][13]	Assignee[s][14]	Aggregate Amount of Incremental Term Loans for all Lenders[15]	Amount of Incremental Term Loans Assigned	Percentage Assigned of Incremental Term Loans[16]	CUSIP Number]

		$	$	%

		$	$	%

		$	$	%

[c.][d.] Revolving Commitments

Assignor[s][17]	Assignee[s][18]	Aggregate Amount of Revolving Loan Commitments for all Lenders[19]	Amount of Revolving Loan Commitments Assigned	Percentage Assigned of Revolving Loan Commitments[20]	CUSIP Number

		$	$	%

		$	$	%

		$	$	%

[7.	Trade Date: [21]

Effective Date:            , 20         [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[13]	List each Assignor, as appropriate.
[14]	List each Assignee, as appropriate.
[15]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[16]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.
[17]	List each Assignor, as appropriate.
[18]	List each Assignee, as appropriate.
[19]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[20]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.
[21]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

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[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][22] Accepted:

OBSIDIAN AGENCY SERVICES, INC., as Administrative Agent

By:
Name:
Title:

[Consented to: BLACKLINE SYSTEMS, INC.

By:
Name:
Title: ][23]

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE]

[22]	Administrative Agent’s signature to be provided only to the extent required by Section 9.04 of the Credit Agreement.
[23]	Borrower’s signature to be provided only to the extent required by Section 9.04 of the Credit Agreement.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; and (b) except as set forth in (a) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant to the Credit Agreement, or the financial condition of Holdings, the Borrower or any Subsidiary or the performance or observance by Holdings, the Borrower or any Subsidiary of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant to the Credit Agreement.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it is legally authorized to enter into such Assignment and Acceptance; (ii) it meets all the requirements to be an assignee under Section 9.04(b) and (c) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04(b) of the Credit Agreement); (iii) from and after the Effective Date referred to in this Assignment and Acceptance, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder; (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type; (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest and (vi) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, including but not limited to any documentation required pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by [the][such] Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) and Section 3.05(b) of the Credit Agreement or delivered pursuant to Section 5.04 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms of the Credit Agreement, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts (and by different parties hereto indifferent counterparts), each of which shall constitute an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of New York.

4. Eligible Assignee. Each Person who becomes a Lender under the Credit Agreement is required to meet the requirements of Section 9.04 of the Credit Agreement and to be an “Eligible Assignee”. [The][Each] Assignor and [the][each] Assignee represent and warrant that they have each taken the necessary actions to confirm that [the][each] Assignee meets the requirements to be an “Eligible Assignee” under the Credit Agreement and the assignment evidence by the Assignment and Acceptance is in accordance with all provisions of the Credit Agreement, including, without limitation, Section 9.04 of the Credit Agreement.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT H

EXHIBIT G

FORM OF SOLVENCY CERTIFICATE

of

BLACKLINE INTERMEDIATE, INC.

AND ITS SUBSIDIARIES

This Solvency Certificate is being executed and delivered on the date hereof pursuant to Section 5(a)(ii) of the Second Amendment and Waiver to Credit Agreement (the “Amendment”), dated as of the date hereof among BLACKLINE SYSTEMS, INC., a California corporation, BLACKLINE INTERMEDIATE, INC. (formerly known as SLS BREEZE INTERMEDIATE HOLDINGS, INC.), a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and OBSIDIAN AGENCY SERVICES, INC., as the administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”), amending that certain Credit Agreement dated as of September 25, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Borrower, Holdings, lenders party thereto, the Administrative Agent and the Collateral Agent.

The undersigned hereby certifies, solely in his capacity as Chief Financial Officer of Holdings, as follows:

As of the date hereof, after giving effect to the transactions contemplated by the Amendment and the Credit Agreement, including the making of the 2016 Term Loans and the establishment of the Revolving Loan Commitments, and after giving effect to the application of the proceeds of the 2016 Term Loans:

a.	The fair value of the assets of Holdings and its Subsidiaries, on a consolidated basis, at a fair valuation, exceeds, their debts and liabilities, subordinated, contingent or otherwise;

b.	The present fair saleable value of the property of Holdings and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	Holdings and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and

d.	Holdings and its Subsidiaries, on a consolidated basis, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Second Amendment Effective Date.

For purposes of this Solvency Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

[Signature Page Follows]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate in such undersigned’s capacity as chief financial officer of Holdings and its subsidiaries, on behalf of Holdings and its subsidiaries, and not individually, as of the date first stated above.

BLACKLINE INTERMEDIATE, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO SOLVENCY CERTIFICATE]

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT I

Schedule 3.07(a) – Subsidiaries

Current Legal Entities Owned (Directly)	Record Owner	Cert. Number	Shares	Percentage Owned/Pledged
BlackLine Systems, Inc.	BlackLine Intermediate, Inc.	001	1,000	100	%/100%
BlackLine Systems Pty Ltd (Australia)	BlackLine Systems, Inc.	002	100	100	%/100%
Blackline Systems Limited (UK)	BlackLine Systems, Inc.	002	100	100	%/100%
BlackLine Systems, Ltd. (British Columbia, Canada)	BlackLine Systems, Inc.	CA2	65	100	%/65%
BlackLine Systems SARL (France)	BlackLine Systems, Inc.	—	100	100	%/100%
BlackLine Systems Pte. Ltd. (Singapore)	BlackLine Systems, Inc.	—	100	100	%/100%
BlackLine Systems GmbH	BlackLine Systems, Inc.	—	25,000	100	%/100%

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT J

Schedule 3.08 – Litigation

None.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT K

Schedule 3.19(a) – Owned Real Property

None.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT L

Schedule 3.19(b) – Leased Real Property

•	21300 Victory Boulevard, Suites 1000, 1100 and 1200, Woodland Hills, California 91367

•	44 Market Street, Level 26, Sydney, NSW 2000, Australia

•	1 Southbank Boulevard, Riverside Quay, Southbank, VIC 3006, Australia

•	The Company has entered into office service agreements for the following locations:

•	Riverbridge House Business Centre, Guilford Road, Leatherhead, Surrey KT22;

•	9AD, United Kingdom;

•	Regus Properties, 100 Pall Mall, St. James, London SW1Y 5NQ, United Kingdom;

•	Regus Properties, 845 Third Ave., #619, New York, NY;

•	Regus Properties, Park 80 West/250 Pehle Ave., #92-93, Saddleback. NJ;

•	Regus Properties, 12600 Deerfield Pkwy, #2036, Atlanta, GA;

•	Regus Properties, Congress Center #1005, 1001 SW 5th Ave., Suite 1100, Portland, OR; and

•	Regus Properties, 875 N. Michigan Ave., #3184AC, Chicago, IL.

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT M

Schedule 3.26 – Deposit Accounts and Securities Accounts

Account Holder	Names and Address	Account Type	Number
BlackLine Systems, Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Checking	###

BlackLine Systems, Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	ZBA	###

BlackLine Systems, Inc.	Wells Fargo Bank P.O. Bank 6995 Portland, OR 97228	Checking	###

BlackLine Systems, Inc.	Westpac Banking Corporation Level 31, 275 Kent Street Sydney, NSW 2000	Checking	###

BlackLine Systems, Inc.	National Westminster Bank City of London Office P.O. Box 12258 1 Princes Street London EC2R 8PA	Checking	###

BlackLine Systems, Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Operating	###

BlackLine Systems, Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Money Market Collateral	###

BlackLine Systems, Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Cash Sweep	###

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

BlackLine Systems, Inc.	Bank of Montreal 100 King Street W Main Floor Toronto, ON M5X1A3	Checking	###

BlackLine Systems, Inc.	KBC Bank NV Paris France Branch Synergie Park – 6 rue Nicolas Appert CS 40041 Lezennes F-59030 LILLE	Checking	###

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT N

Schedule 3.28(a) – Intellectual Property

US Registered Trademarks:

Jurisdiction	Registered Owner	Mark	Registration No. (Application No.)

U.S. – Federal	Blackline Systems, Inc.	It’s Accounted For	3371371

U.S. – Federal	Blackline Systems, Inc.	No More Bullsheet	4084274

U.S. – Federal	Blackline Systems, Inc.	Design Mark	4022105

U.S. – Federal	Blackline Systems, Inc.	Blackline Systems & Design Mark	4360338

U.S. – Federal	Blackline Systems, Inc.	Blackline Systems	(86004666)

U.S. – Federal	Blackline Systems, Inc.	Blackline	(86004675)

E.U.	Blackline Systems, Inc.	Blackline	10322709

E.U.	Blackline Systems, Inc.	Blackline Systems	10322758

Australia	Blackline Systems, Inc.	Blackline	1453761

Australia	Blackline Systems, Inc.	Blackline Systems	1453766

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Patent Application.

Patent Application: Computing system including dynamic performance profile adaptation functionality. Application Number: 62/214/180

Application Date: September 3, 2015

Inventors: Joshua Rhodes, Addam Driver, Ryan Regalado

Chain of Title: Assignment included

ABSTRACT

The present design is directed to a computer networking system including a client device and a server device having a server profiler module and an observer module, wherein the server profiler module maintains a server profile and profiles for at least one client device and the observer module is configured to receive client device performance information from the client device and server device performance information and determine and implement performance parameter alterations based on client device performance information and server device performance information received.

REGISTERED DOMAIN NAMES

Blackline.com

Blacklineondemand.com

Blackline.eu

Blackline.mx

Nomorebullsheet.com

Account-reconciliation.com

Acct-rec.com

Acct-recs.com Blackline.fr

Blacklinesolutions.com

Blacklinesystems.com

Blacklinetech.com

Blacklinetechnologies.com

Myblackline.com

Nomorebullsheets.com

Recwizardondemand.com

Account-reconciliations.com

Acct-rec.com

Accountreconciliations.com

8

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT O

Schedule II – Equity Interests and Pledged Debt Securities

Equity Interests:

Current Legal Entities Owned (Directly)	Record Owner	Cert. Number	Shares	Percentage Owned/Pledged
BlackLine Systems, Inc.	BlackLine Intermediate, Inc.	001	1,000	100%/100%

BlackLine Systems Pty Ltd (Australia)	BlackLine Systems, Inc.	002	100	100%/100%

Blackline Systems Limited (UK)	BlackLine Systems, Inc.	002	100	100%/100%

BlackLine Systems, Ltd. (British Columbia, Canada)	BlackLine Systems, Inc.	CA2	65	100%/65%

BlackLine Systems SARL (France)	BlackLine Systems, Inc.	—	100	100%/100%

BlackLine Systems Pte. Ltd. (Singapore)	BlackLine Systems, Inc.	—	100	100%/100%

BlackLine Systems GmbH	BlackLine Systems, Inc.	—	25,000	100%/100%

Pledged Debt Securities:

None

9

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

EXHIBIT P

Schedule III – Intellectual Property

US Registered Trademarks:

Jurisdiction	Registered Owner	Mark	Registration No. (Application No.)
U.S. – Federal	Blackline Systems, Inc.	It’s Accounted For	3371371

U.S. – Federal	Blackline Systems, Inc.	No More Bullsheet	4084274

U.S. – Federal	Blackline Systems, Inc.	Design Mark	4022105

U.S. – Federal	Blackline Systems, Inc.	Blackline Systems & Design Mark	4360338

U.S. – Federal	Blackline Systems, Inc.	Blackline Systems	(86004666)

U.S. – Federal	Blackline Systems, Inc.	Blackline	(86004675)

E.U.	Blackline Systems, Inc.	Blackline	10322709

E.U.	Blackline Systems, Inc.	Blackline Systems	10322758

Australia	Blackline Systems, Inc.	Blackline	1453761

Australia	Blackline Systems, Inc.	Blackline Systems	1453766

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Patent Application.

Patent Application: Computing system including dynamic performance profile adaptation functionality. Application Number: 62/214/180

Application Date: September 3, 2015

Inventors: Joshua Rhodes, Addam Driver, Ryan Regalado

Chain of Title: Assignment included

ABSTRACT

The present design is directed to a computer networking system including a client device and a server device having a server profiler module and an observer module, wherein the server profiler module maintains a server profile and profiles for at least one client device and the observer module is configured to receive client device performance information from the client device and server device performance information and determine and implement performance parameter alterations based on client device performance information and server device performance information received.

REGISTERED DOMAIN NAMES

Blackline.com

Blacklineondemand.com

Blackline.eu

Blackline.mx

Nomorebullsheet.com

Account-reconciliation.com

Acct-rec.com

Acct-recs.com

Blackline.fr

Blacklinesolutions.com

Blacklinesystems.com

Blacklinetech.com

Blacklinetechnologies.com

Myblackline.com

Nomorebullsheets.com

Recwizardondemand.com

Account-reconciliations.com

Acct-rec.com

Accountreconciliations.com

11